                                                                   Exhibit 10.29

                                EQUIPMENT LEASE
                                ---------------

        EQUIPMENT LEASE (this "Lease"), made as of the 1st day of January, 1994 by and between DSC FINANCE CORPORATION, a Delaware corporation, with offices at 1000 Coit Road, Plano, Collin County, Texas, 75075 (the "Lessor") and TELCO COMMUNICATIONS GROUP, INC., a Virginia corporation with a principal place of business at 4206 Technology Court, Chantilly, Virginia, 22021 (the "Lessee"). In consideration of the mutual promises herein contained, the parties hereto agree as follows:

                               ARTICLE 1 - LEASE

        1.01 The Lessor hereby leases and lets to the Lessee and the Lessee
        ----
hereby leases and hires from the Lessor, property (collectively, the "Equipment" and, individually, an "Item of Equipment") described in the schedules now or hereafter executed and delivered by the parties and made a part hereof (collectively, the "Schedules" and, individually, a "Schedule"). The Items of Equipment now subject to this Lease are described in Schedules A and A-1 attached hereto and made a part hereof and shall be further described in Schedules B and B-1 or further consecutive alphabetic identification.


                               ARTICLE 2 - TERM

        2.01 The lease term for each Item of Equipment ("Lease Term") is defined
        ----
and shall commence upon the First Periodic Rent Payment Date as set forth in the applicable Schedule and shall expire on the Lease Expiration Date as set forth in the applicable Schedule unless earlier terminated, renewed, or extended and such Items of Equipment returned, all according to the terms of this Lease and the applicable Schedule. The Lessee will signify its receipt of the applicable Item of Equipment by the execution and delivery to the Lessor of a Certificate of Acceptance in the form of Schedule A-1 attached to Schedule A made a part hereof. The Lessee's execution and delivery to the Lessor of the Certificate of Acceptance with respect to each Item of Equipment shall conclusively establish as between the Lessor and the Lessee that such Item of Equipment has been shipped to and received by the Lessee under the Lease, notwithstanding any defect with respect to design, manufacture, condition or in any other respect. Lessee shall not unreasonably delay acceptance of the Equipment.

                               ARTICLE 3 - RENT

        3.01 Amount. The rent of any and every Item of Equipment shall be the
        -----------
amount designated in the applicable Schedule. The Lessee shall pay said rent monthly, in the amounts and at the time set forth in the applicable Schedule, to the Lessor at the address indicated above, or to such other person or at such other place as the Lessor may from time to time designate.

        3.02 Default. If the Lessee with regard to any Item or Items of
        ------------
Equipment fails to pay any rent or other amount herein provided within five (5) days after the same is due and payable, or if any execution or any other writ of process shall be issued in any action or proceeding against the Lessee
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Telco Development Group, Inc. Equipment Lease
Page 2


whereby any Item of Equipment may be seized, taken, or distrained or if a proceeding in bankruptcy, receivership, or insolvency shall be instituted by or against the Lessee, any guarantor of Lessee's obligations hereunder ("Guarantor") or their respective property, or if the Lessee or any Guarantor shall enter into any arrangement or composition with their respective creditors, or if Lessee, with regard to any Item or Items of Equipment, fails to observe, keep, or perform any other provisions of this Lease required to be observed, kept, or performed by the Lessee, or if any Guarantor fails to observe, keep, or perform any provision of its Guaranty required to be observed, kept, or performed by said Guarantor, the Lessor shall, if such default shall continue for five (5) days after written notice thereof, have the right to exercise any one or more of the following remedies:

      (1) To declare the entire amount of rent hereunder immediately due and payable as to any or all Items of Equipment shipped to and received by Lessee, without notice or demand to the Lessee;

      (2) To sue for and recover all rents and other payments then accrued or thereafter accruing, with respect to any or all Items of Equipment;

      (3) To take possession of any or all Items of Equipment, after notice to Lessee, wherever the same may be located, without any court order or other process of law. After having taken possession of any such Item of Equipment, the Lessor, at its option, shall have the right to, and may retain, sell, lease, or otherwise dispose of any such Item of Equipment. The Lessee hereby waives any and all damages occasioned by such taking of possession or other actions which the Lessor is allowed hereunder. Any said taking of possession shall not constitute a termination of this Lease as to any or all Items of Equipment unless the Lessor expressly so notifies the Lessee in writing;

      (4) To terminate this Lease as to any or all items of Equipment; or

      (5) To pursue any other remedy at law or in equity.

      Notwithstanding any said repossession, or any other action which the Lessor may take, the Lessee shall be and remain liable for the full performance of all obligations to be performed by the Lessee under this Lease.

      All such remedies are cumulative, and may be exercised concurrently or separately.

      3.03 Interest. If the Lessee fails to pay any part of the rent
      -------------
herein reserved or any other sum required by the Lessee to be paid to the Lessor within five (5) days after the due date thereof, the Lessee shall pay to the Lessor interest on such delinquent payment from the due date thereof until paid at the rate of eighteen percent (18%) per annum or the highest rate allowed by applicable law, whichever is less.
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Telco Development Group, Inc. Equipment Lease
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        3.04 Offset. This Lease is a net lease. The Lessee's obligations to pay
        -----------
rent and all other amounts payable by it hereunder, as well as its obligations to perform or observe, as the case may be, its other agreements hereunder are absolute and unconditional and are not and shall not be subject to any abatement, reduction, offset, setoff, counterclaim, recoupment, defense, deferment, or interruption for any reason whatsoever. Except as expressly provided herein, this Lease shall not terminate, nor shall the Lessee's obligations hereunder be affected, by reason of any defect in, damage to, or loss of any Item of Equipment, the failure of the manufacturer of any Item of Equipment to perform on its warranties or any one of them, the prohibition of or interference with the Lessee's use thereof by any person, corporation, or governmental authority, the invalidity or unenforceability or lack of due authorization of this Lease, or for any other cause whether similar or dissimilar to the foregoing, it being the express intention of the Lessor and the Lessee that all rent payable by the Lessee hereunder shall be, and continue to be payable in all events unless the obligation to pay the same shall be terminated pursuant to the express provisions of this Lease.

                                ARTICLE 4 - USE

        4.01 Manner of Use. The Lessee shall at all times use the Equipment in a
        ------------------
careful and proper manner in conformity with the manufacturer's specifications thereof and shall comply with all laws, ordinances, and regulations and all conditions of insurance required hereby which relate in any way to the possession, use, or maintenance of the Equipment. Nothing herein contained shall be construed to deny the fact that the Equipment is, and shall at all times be and remain the sole and exclusive property of the Lessor as agreed in Article
11.01 hereof.


        4.02 Markings. If at any time during the term of this Lease, the Lessor
        -------------
supplies the Lessee with labels, plates, or other markings stating that the Equipment is owned by the Lessor, the Lessee shall affix and keep the same in a prominent place on the Equipment.


                            ARTICLE 5 - INSPECTION

        5.01 The Lessor shall, at any and all times during business hours,
        ----
have the right to enter into and on the premises where the Item of Equipment may be located for the purpose of inspecting the same; observing its use or for any other purpose including the enforcement of Lessor's rights hereunder in the event of a default by Lessee or any Guarantor. The Lessee shall give the Lessor immediate notice of any attachment or other judicial process affecting any Item of Equipment and shall, whenever requested by the Lessor, advise the Lessor of the exact location of each Item of Equipment. Notwithstanding the foregoing, Lessee shall not remove any Item of Equipment from its original installation site without the prior written approval of Lessor, which may be withheld or granted by Lessor in its sole discretion.

                      ARTICLE 6 - ALTERATIONS AND REPAIRS

        6.01 Alterations. Without the prior written consent of the Lessor, the
        ----------------
Lessee shall not make any alterations, additions, or improvements to the Equipment. All additions and improvements of
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Telco Development Group, Inc.  Equipment Lease
Page 4

whatsoever kind of nature made to the Equipment shall belong to and become the property of the Lessor on the termination of the Lease.

        6.02 Repairs. Lessee, at its own cost and expense, shall keep the Item
        ------------
of Equipment in good repair, condition, and working order and shall furnish any and all parts, mechanisms and devices and services required to keep the Item of Equipment in good repair, condition, and working order.


                          ARTICLE 7 - LOSS AND DAMAGE

        7.01 Risk of Loss and Damage. The Lessee hereby assumes and shall bear
        ----------------------------
the entire risk of loss and damage, and destruction to each Item of Equipment from any and every cause from and after date of shipment of the Equipment to its final location and thereafter until such Item of Equipment has been returned to Lessor, as herein provided. No loss, damage, or destruction to any Item of Equipment or any part thereof shall impair any obligation of the Lessee under this lease which shall continue in full force and effect, including, but not limited to, the obligation to pay the monthly rental hereunder.

        7.02 Duties of Lessee. In the event of loss or damage of any kind (but
        ---------------------
not beyond economical repair) to any Item of Equipment during the Lease Term and thereafter until such Item of Equipment has been returned to Lessor, as herein provided, the Lessee, at the option of the Lessor but at the sole cost and expense of Lessee, shall:

        (1) Place the same in good repair, condition, and working order; or,

        (2) Replace the same with like Item of Equipment in good repair, condition, and working order.

        7.03 Stipulated Loss Value. If any Item of Equipment is lost, stolen,
        --------------------------
destroyed, requisitioned by any governmental authority, or damaged beyond repair, the Lessee shall pay the Lessor therefor in cash the Stipulated Loss Value for such Item of Equipment as set forth in the applicable Schedule hereto. On such payment, this Lease shall terminate with respect to such Item of Equipment so paid for and the Lessee thereupon shall receive title to such Item of Equipment "as-is", "where-is", and "with all faults" without warranty, express or implied, with respect to any matter whatsoever. Notwithstanding the manner in which the Stipulated Loss Value is to be calculated or otherwise, no such loss, theft, destruction, requisition by any governmental authority, or damage beyond economical repair of any Item of Equipment shall impair any obligation of Lessee under this Lease, all of which shall continue in full force and effect including, but not limited to, the obligation to pay the monthly rental hereunder.

                        ARTICLE 8 - INSURANCE AND TAXES

        8.01 Insurance. The Lessee shall keep each Item of Equipment insured
        --------------
against all risk of loss or damage from every cause whatsoever by public liability and property damage insurance policies covering each Item of Equipment in form and amount and with companies approved by the Lessor and shall name Lessor, Lessee, and Lessor's assignees as loss payees, as their interests may appear. The Lessee shall pay the premiums therefor, at its sole cost and expense, and shall deliver to the Lessor
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Telco Development Group, Inc. Equipment Lease
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evidence of such policies satisfactory to the Lessor. Each insurer shall agree, by endorsement on the policy issued by it or by independent instrument furnished to the Lessor, that it will give the Lessor thirty (30) days notice before the policy in question shall be altered or canceled. The proceeds of such insurance, at the option of the Lessor, shall be applied:

        (1) Toward the replacement, restoration, or repair of such Item of Equipment; or

        (2) Toward payment of the Lessee's obligations hereunder.

        The Lessee hereby appoints the Lessor as the Lessee's attorney in fact to make claim for, receive payment of, and execute and endorse all documents, checks, or drafts for loss or damage under any said insurance policy. At the Lessor's request, the Lessee shall furnish the Lessor with evidence reasonably satisfactory to the Lessor that the insurance coverage required hereby is in effect.

        8.02 Taxes. The Lessee shall keep the Equipment free and clear of all
        ----------
levies, liens, and encumbrances and shall pay all license fees, registration fees, assessments, charges, and taxes which may now or hereafter be imposed on the ownership, leasing, renting, sale, possession, or use of the Equipment, excluding, however, all taxes on or measured by the Lessor's income. When requested by Lessor, Lessee shall provide to Lessor evidence of any payment required to be made by Lessee hereunder.

        8.03 Lessor's Payment. In case of failure of the Lessee to procure or
        ---------------------
maintain said insurance or to pay said fees, assessments, charges and taxes, as herein before specified, the Lessor shall have the right, but shall not be obligated, to effect such insurance, or pay said fees, assessments, charges, and taxes, as the case may be. In that event, the cost thereof shall be repayable to the Lessor with the next installation of rent, and failure to repay the same shall carry with it the same consequences, including interest at eighteen percent (18%) per annum (or the highest rate allowed by applicable law, whichever is less) as failure to pay any installment of rent.

                            ARTICLE 9 - WARRANTIES

        9.01 LESSOR SHALL HAVE NO LIABILITY TO LESSEE FOR ANY CLAIM, LOSS, OR
        ----
DAMAGE (INCLUDING, BUT NOT LIMITED TO, LOST REVENUES OR LOST PROFITS) CAUSED OR ALLEGED TO BE CAUSED DIRECTLY, INDIRECTLY, INCIDENTALLY, OR CONSEQUENTLY BY THE EQUIPMENT OR ANY ITEM OF EQUIPMENT, BY ANY INADEQUACY THEREOF OR DEFICIENCY OR DEFECT THEREIN, OR BY ANY INCIDENT, WHATSOEVER IN CONNECTION THEREWITH, ARISING IN STRICT LIABILITY, NEGLIGENCE OR OTHERWISE, OR IN ANY WAY RELATED TO OR ARISING OUT OF THIS LEASE. THE LESSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, INCLUDING THOSE OF MERCHANTABILITY, DURABILITY, CONDITION, AND FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE EQUIPMENT AND EXPRESSLY DISCLAIMS THE SAME. FURTHER, THE LESSEE CONFIRMS THAT IT DECIDED TO LEASE THE EQUIPMENT ON THE BASIS OF ITS OWN JUDGMENT AND

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Telco Development Group, Inc. Equipment Lease
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EXPRESSLY DISCLAIMS RELIANCE UPON ANY STATEMENTS, REPRESENTATIVES, OR WARRANTIES
MADE BY THE LESSOR AND THE LESSEE ACKNOWLEDGES THAT THE LESSOR IS NOT A MANUFACTURER OR VENDOR OF ANY PART OF THE EQUIPMENT. As to each Item of Equipment, Lessor hereby assigns to Lessee, without recourse, during the term hereof all applicable manufacturer's warranties which by their terms are so assignable. The Lessee shall take all reasonable action to enforce such warranties to the extent so assigned. All claims or actions on any warranty so assigned shall be made and prosecuted by the Lessee at its sole expense, and the Lessor shall have no obligation to claim any warranty. The Lessee shall keep the Lessor informed of any such claim or action by the Lessee, and any recovery under such warranty shall be payable jointly to the Lessor and the Lessee, as their interests may appear. All proceeds of such recovery shall be used to repair or replace the Equipment.

                        ARTICLE 10 - PERSONAL PROPERTY

        10.01 The Equipment is, and shall at all times be and remain, personal
        -----
property, notwithstanding that the Equipment or any part thereof may be, or hereafter become, in any manner affixed or attached to, or embedded in, or permanently resting on, real property or any building thereon, or attached in any manner to that which is permanent as by means of cement, plaster, nails, screws, or otherwise. If requested by the Lessor, the Lessee shall obtain, prior to delivery of any Item of Equipment, a certificate in form satisfactory to the Lessor from each party having an interest in the real property where any Item of Equipment may be located, waiving any claim with respect to such Item of Equipment. Lessee agrees to execute and file Uniform Commercial Code financing statements and any and all other instruments necessary to perfect the Lessor's or such other person's interest in any or all of this Lease, any Schedule, the payments due hereunder and the Equipment. Lessor may file a copy of this Lease, as well as any Schedule, as a financing statement.


                     ARTICLE 11 - OWNERSHIP AND ASSIGNMENT

        11.01 Ownership. The Equipment is, and shall at all times be and remain,
        ---------------
the sole and exclusive property of the Lessor. The Lessee shall have no right, title, or interest therein, except as expressly set forth in this Lease. Lessee will execute and deliver to Lessor documentation reasonably requested by Lessor confirming Lessor's ownership interest in the Equipment.

        11.02 Assignment. Without the prior written consent of the Lessor, the
        ----------------
Lessee shall not:

        (1) Assign, transfer, pledge, or hypothecate this Lease, the Equipment or any Item of Equipment, or any interest in it; or,

        (2) Sublet or lend the Equipment or any Item of Equipment, or permit the Equipment or any Item of Equipment to be used by anyone other than the Lessee or the Lessee's employees.

        11.03 Lessor's Assignment. It is understood that the Lessor contemplates
        -------------------------
assigning this Lease or mortgaging the Equipment or any Item of Equipment, and that any assignee of Lessor may assign it.
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Telco Development Group, Inc. Equipment Lease
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All rights of the Lessor under this Lease may be assigned, pledged, mortgaged, transferred, or otherwise disposed of, either in whole or in part, with written notice to the Lessee. If the Lessor assigns this Lease or the rentals due or to become due hereunder or any other interest herein, whether as security for any of its indebtedness or otherwise, no breach or default by the Lessor hereunder or pursuant to any other agreement between the Lessor or Lessee, should there be one, shall excuse performance by the Lessee of any provision hereunder. No such assignee shall be obligated to perform any duty, covenant, or condition required to be performed by the Lessor under the terms of this Lease; provided, however, that no such assignment shall impair or diminish Lessor's obligations hereunder. The Lessee hereby consents to any such documentation as the Lessor or any such assignee may require and to furnish to any such assignee copies of any notices given by the Lessee under this Lease or any Schedule.

                            ARTICLE 12 - INDEMNlTY

        12.01 The Lessee shall indemnify the Lessor against, and shall hold the
        -----
Lessor harmless from, any and all claims, actions, suits, proceedings, costs, expenses, damages, and liabilities, including attorney's fees, arising out of, connected with, or resulting from the Equipment, any Item of Equipment, or this Lease, including without limitation, the selection, delivery, possession, use, operation, or return of the Equipment and any Item of Equipment. The indemnities and assumptions of liability provided in this Lease, including this Article 12, shall continue in full force and effect notwithstanding the termination of this Lease or any Schedule, whether by expiration of time, by operation of law, or otherwise. If Lessor advised Lessee in good faith that an important general interest of Lessor is involved in any claim, Lessor may control any defense or settlement without diminution of Lessee's obligations hereunder.

                         ARTICLE 13 - PURCHASE OPTION

        13.01 On the Lease Expiration Date as to each and every Item of
        -----
Equipment, all rents theretofore due and payable have been paid in full and Lessee having performed all of its other obligations hereunder, the Lessee shall have the option to purchase such Item of the Equipment on "AS-IS", "WHERE-IS" and "WITH ALL FAULTS" basis without warranty by Lessor, for ONE DOLLAR ($1.00). In connection with any sale of any such Item of Equipment and the bill of sale corresponding thereto shall expressly state, that such Item of Equipment is sold "as-is", "where-is" and "with all faults", and Lessor shall make no express or implied warranties of any kind, including those of merchantability, durability, condition, and fitness for a particular purpose or use and the bill of sale shall expressly disclaim the same. Upon this purchase, the Lessor will duly execute and deliver to the Lessee all documents necessary and proper to effect transfer of ownership of such Item of Equipment to the Lessee, free and clear of all encumbrances, security interest, and liens (other than encumbrances, security interests, or liens suffered or permitted by the Lessee to become effective thereon), upon payment by the Lessee of the purchase price and thereupon this Lease shall terminate as to such Equipment, and no further rents shall become due in respect to such Item of Equipment so purchased by Lessee.
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Telco Development Group, Inc. Equipment Lease
Page 8


                       ARTICLE 14 - RETURN OF EQUIPMENT

        14.01 Upon termination of this Lease with respect to any Item of
        -----
Equipment, the Lessee shall return such Item of Equipment to such location in the continental United States as the Lessor shall specify, unless the Lessee shall have purchased such Item of Equipment and shall have paid all amounts due in connection therewith as provided herein. Upon such return, such Item of Equipment shall be in good order and condition, ordinary wear and tear expected, shall be certified for manufacturer's maintenance and shall be free and clear of all liens and encumbrances. Notwithstanding any other provision contained herein, until such Item of Equipment is placed on board the carrier destined for the location specified by the Lessor all of the provisions of this Lease with respect thereto shall continue in full force and effect. The Lessee shall pay all costs and expenses in connection with or incidental to the return of each Item of Equipment, including, without limitation, the cost of removing, assembling, packing, insuring, and transporting the same.

             ARTICLE 15 - LESSEE'S REPRESENTATIONS AND WARRANTIES

        15.01 The Lessee represents and warrants to and agrees with Lessor that:
        -----
(1) the Lessee is and (except as expressly permitted hereinbelow) shall continue to be a corporation duly organized and validly existing in good standing under the laws of the state of its incorporation, is duly qualified and in good standing in all other jurisdictions in which Equipment may be located, and is not exempt from United States income taxation; (2) the Lessee's execution, delivery, and performance of this Lease, each Schedule, and the other documents herein contemplated have been (or if the same should be not yet executed and delivered, at the time of such execution and delivery, will have been) duly authorized by all necessary corporation action, will not result in any breach, default or violation of or under the Lessee's certificate of incorporation or bylaws or any agreement, order, or law by which the Lessee is or may be bound or its property is or may be affected; (3) this Lease as well as each Schedule and the other documents contemplated herein constitute (or if the same should be not yet executed and delivered, at the time of such execution and delivery, will constitute) the legal valid, and binding obligations of the Lessee enforceable against the Lessee in accordance with their respective terms; (4) all financial statements and other information heretofore furnished by the Lessee and the Lessor were when so furnished (or if the same shall be furnished hereafter, when so furnished shall be) true and complete; and (5) upon any consolidation or merger of the Lessee with or into any other corporation(s) or upon any sale or conveyance of substantially all of the property of the Lessee to any other person or entity, the Lessee will cause the due and punctual performance and observance of all covenants and obligations of the Lessee hereunder to be assumed by the surviving corporation or by the person or entity which shall have acquired such property. The foregoing representations, warranties, and agreements shall remain in effect throughout the term of this Lease.


                        ARTICLE 16 - GENERAL PROVISIONS

16.01 Lessor's Expenses. In the event of litigation by either party against the other to enforce its rights hereunder, the prevailing party shall be entitled to all reasonable costs and expenses including reasonable attorney's fees.
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Telco Development Group, Inc. Equipment Lease
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        16.02 Information. Lessee agrees to furnish to the Lessor: (i) copies of
        -----------------
annual financial statements, including a copy of the balance sheet and profit and loss statement of the Lessee certified to by an authorized financial of officer of the Lessee; and (ii) such additional information as the Lessor or any assignee may reasonably request concerning the Lease in order to enable the Lessor or assignee to determine whether the covenants, terms, and provisions of the Lease have been complied with by the Lessee.

        16.03 Concurrent Remedies. No right or remedy herein conferred on or
        -------------------------
reserved to the Lessor is exclusive of any right or remedy herein or by law or equity provided or permitted; but each shall be cumulative of every other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise, any may be enforced concurrently therewith or from time to time.

        16.04 Nonwaiver. No covenant or condition of this Lease may be waived
        ---------------
except by the written consent of the Lessor. Forbearance or indulgence by the Lessor in any regard whatsoever shall not constitute a waiver of the covenant or condition to be performed by the Lessee to which the same may apply, and, until complete performance by the Lessee of any covenant or condition, the Lessor shall be entitled to invoke any remedy available to the Lessor under this Lease or by law or in equity despite any forbearance or indulgence.


        16.05 Entire Agreement. This Lease constitutes the entire agreement
        ----------------------
between the Lessor and the Lessee and supersedes any prior understanding or written or oral agreements between the parties respecting the within subject matter. It shall not be amended, altered, or changed except by a written agreement signed by the parties hereto.

        16.06 Notices. Service of all notices under this Lease shall be
        -------------
sufficient if given personally or mailed to the party involved at its respective address hereinabove set forth, or at such address as such part may provide in writing from time to time. Any such notice mailed to such address shall be effective when deposited in the United States mail, duly addressed, and with postage prepaid.

        16.07 Time. Time is of the essence with reference to payment in this
        ----------
Lease, and in each and all of its provisions.

        16.08 Parties Bound. This Lease shall be binding upon and inure to the
        -------------------
benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, and assigns where permitted by this Lease. As used herein, the term "Lessor" shall include all assignees of the Lessor.

        16.09 Legal Construction. If any one or more of the provisions contained
        ------------------------
in this Lease shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality,or unenforceability shall not affect any other provision hereof and this Lease shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein. THIS LEASE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE
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Telco Development Group, Inc. Equipment Lease
Page 10

STATE OF TEXAS. Lessee hereby expressly and irrevocably agrees that Lessor may bring any action or claim to enforce the provisions of this Lease in the State of Texas, and the Lessee hereby irrevocably consents to personal jurisdiction in the appropriate State of Texas or Federal District Court therein. Lessee hereby further irrevocably consents to service of process in accordance with the provisions of the laws of the State of Texas.

        16.10 Power of Attorney. The Lessee hereby irrevocably constitutes and
        -----------------------
appoints to Lessor and any officer of agent thereof, with full power of substitution and resubstitution, as its true and lawful Attorney-in-fact with full irrevocable power and authority in the place and stead of the Lessee and in the name of Lessee or in its own name, from time to time in the Lessor's discretion, for the purpose of carrying out the terms of this Lease, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Lease. The powers conferred on the Lessor under this paragraph are solely to protect its interest in the Equipment or any Item of Equipment and shall not impose any duty upon and to exercise any such powers. The Lessor shall be accountable only for its acts and for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees, or agents shall be responsible to the Lessee for any act or failure to act.

        16.11 Further Assurances. The Lessee will, at its own expense, promptly
        ------------------------
and duly execute and deliver to the Lessor such further documents and assurances and take such further action as the Lessor may from time to time request in order to more effectively carry out the intent and purpose of this Lease and to establish and protect the rights, interests, and remedies created or intended to be created in favor of the Lessor hereunder.

IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written.

LESSEE:                                 LESSOR:

TELCO COMMUNICATIONS GROUP, INC.        DSC FINANCE CORPORATION


X  /s/ Donald A. Burns                  X /s/ Timothy E. Montgomery
   -------------------------------        ---------------------------
By:   Donald A. Burns                   By:  Timothy E. Montgomery
   -------------------------------        ---------------------------
Its:  President                        Its: Director
   -------------------------------        ---------------------------

                                  SCHEDULE B

     This Schedule B is attached to and made a part of the Equipment Lease (the "Lease") dated the 1st day of January, 1994, between DSC FINANCE CORPORATION, as Lessor; and TELCO COMMUNICATIONS GROUP, INC., as Lessee.

     1. Equipment. The Lessor hereby leases and lets to the Lessee, and Lessee
     ------------
hereby leases and hires from Lessor, the Items of Equipment described below:

                              Items of Equipment
                              ------------------

     One (1) Refurbished DSC DEX 600SX Switching System wired and equipped with 7,680 digital ports, One (1) Refurbished Signaling Point (SP) Subsystem plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 031894.01 dated March 18, 1994.

     2. Lease Payments. The Lessee agrees to pay the Lessor monthly rent, in
     -----------------
advance and otherwise in accordance with the Lease and this schedule, for the Items of Equipment described above, an amount equal to the Periodic Lease Rate Factor, as set forth below, multiplied by the Manufacturer's Invoice Cost of such equipment, as set forth below; the first of which monthly rent payments shall be due and payable on the First Periodic Rent Payment Date, as set forth below, and continuously thereafter such monthly rent payments shall be due and payable on each Periodic Rent Payment Date, as set forth below, until the Last Periodic Rent Payment Date, as set forth below. The Lease Expiration Date shall be as set forth below.

                   Lease Rate Factor and Related Information
                   -----------------------------------------

     Periodic Lease Rate Factor:                      0.02107145

     Implicit Interest Rate:                              10.00%

     Manufacturer's Invoice Cost:                  $1,580,000.00
       Less: 20% Down Payment                      $  316,000.00
                                                   -------------
     Net Manufacturer's Invoice Cost:              $1,264,000.00

     Periodic Lease Payment (Monthly Rent):        $   26,634.3l


                                Relevant Dates
                                --------------

First Periodic Rent Payment Date: October 1, 1994, in advance.

Periodic Rent Payment Date: The first day of each month consecutively following the First Periodic Rent Payment Date.

Last Periodic Rent Payment Date: September 1, 1999.

Lease Expiration Date: The Lease Expiration Date shall be September 30, 1999.

TELCO COMMUNICATIONS GROUP, INC. SCHEDULE B



     PV =      $1,264,000.00     PMT =      $26,634.31     10  1  94  START DATE

     INT =            10.00%

     N  =                 60


PAYMENT             DATE
  NO          MO     DAY      YR      INTEREST        PRINCIPAL       BALANCE
- -----------------------------------------------------------------------------------
       1      10      1       94          $0.00       $26,634.31      $1,237,365.69
       2      11      1       94     $10,311.38       $16,322.93      $1,221,042.76
       3      12      1       94     $10,175.35       $16,458.96      $1,204,583.80
       4       1      1       95     $10,038.20       $16,596.11      $1,187,987.69
       5       2      1       95      $9,899.89       $16,734.42      $1,171,253.27
       6       3      1       95      $9,760.44       $16,873.87      $1,154,379.40
       7       4      1       95      $9,619.83       $17,014.48      $1,137,364.92
       8       5      1       95      $9,478.04       $17,156.27      $1,120,208.64
       9       5      1       95      $9,335.07       $17,299.24      $1,102,909.40
      10       7      1       95      $9,190.91       $17,443.40      $1,085,466.00
      11       8      1       95      $9,045.55       $17,588.76      $1,067,377.24
      12       9      1       95      $8,898.97       $17,735.34      $1,050,141.90
                                ----------------------------------
                                    $105,753.62      $213,858.10

      13      10      1       95      $8,751.18       $17,883.13      $1,032,258.77
      14      11      1       95      $8,602.15       $18,032.16      $1,014,226.62
      15      12      1       95      $8,451.89       $18,182.42        $996,044.19
      16       1      1       96      $8,300.37       $18,333.94        $977,710.25
      17       2      1       96      $8,147.58       $18,486.73        $959,223.52
      18       3      1       96      $7,993.53       $18,640.78        $940,582.74
      19       4      1       96      $7,838.19       $18,796.12        $921,786.61
      20       5      1       96      $7,681.55       $18,952.76        $902,833.86
      21       6      1       96      $7,523.61       $19,110.70        $883,723.16
      22       7      1       96      $7,364.36       $19,269.95        $864,453.21
      23       8      1       96      $7,203.77       $19,430.54        $845,022.67
      24       9      1       96      $7,041.85       $19,592.46        $825,430.21
                                ----------------------------------
                                     $94,900.03      $224,711.69

      25      10      1       96      $6,878.58       $19,755.73        $805,674.49
      26      11      1       96      $6,713.95       $19,920.36        $785,754.13
      27      12      1       96      $6,547.95       $20,086.36        $765,667.77
      28       1      1       97      $6,380.56       $20,253.75        $745,414.02
      29       2      1       97      $6,211.78       $20,422.53        $724,991.49
      30       3      1       97      $6,041.59       $20,592.72        $704,398.78
      31       4      1       97      $5,869.99       $20,764.32        $683,634.45
      32       5      1       97      $5,696.95       $20,937.36        $662,697.10
      33       6      1       97      $5,522.47       $21,111.84        $641,585.26
      34       7      1       97      $5,346.54       $21,287.77        $620,297.49
      35       8      1       97      $5,169.14       $21,465.17        $598,832.23
      36       9      1       97      $4,990.27       $21,644.04        $577,188.28
                                ----------------------------------
                                     $71,369.79      $248,241.93

      37      10      1       97      $4,809.90       $21,824.41        $555,363.87
      38      11      1       97      $4,628.03       $22,006.28        $533,357.60
      39      12      1       97      $4,444.65       $22,189.66        $511,167.93
      40       1      1       98      $4,259.73       $22,374.58        $488,793.35
      41       2      1       98      $4,073.28       $22,561.03        $466,232.32
      42       3      1       98      $3,885.27       $22,749.04        $443,483.28
      43       4      1       98      $3,695.69       $22,938.62        $420,544.66
      44       5      1       98      $3,504.54       $23,129.77        $397,414.89
      45       6      1       98      $3,311.79       $23,322.52        $374,092.37
      46       7      1       98      $3,117.44       $23,516.87        $350,575.49
      47       8      1       98      $2,921.46       $23,712.85        $326,862.64
      48       9      1       98      $2,723.85       $23,910.46        $302,952.19
                                ----------------------------------
                                     $45,375.62      $274,236.10

      49      10      1       98      $2,524.60       $24,109.71        $278,842.48
      50      11      1       98      $2,323.69       $24,310.62        $254,531.86
      51      12      1       98      $2,121.10       $24,513.21        $230,018.64
      52       1      1       99      $1,916.82       $24,717.49        $205,301.16
      53       2      1       99      $1,710.84       $24,923.47        $180,377.69
      54       3      1       99      $1,503.15       $25,131.16        $155,246.52
      55       4      1       99      $1,293.72       $25,340.59        $129,905.94
      56       5      1       99      $1,082.55       $25,551.76        $104,354.17
      57       6      1       99        $869.62       $25,764.69         $78,589.48
      58       7      1       99        $654.91       $25,979.40         $52,610.08
      59       8      1       99        $438.42       $26,195.89         $26,414.19
      60       9      1       99        $220.12       $26,414.19             ($0.00)
                                ----------------------------------
                                     $16,659.53     $302,952.19

       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
                                ----------------------------------
                                          $0.00           $0.00

GRAND TOTALS                        $334,058.60   $1,264,000.00


                                  SCHEDULE C

     This Schedule C is attached to and made a part of the Equipment Lease (the "Lease") dated the 1st day of January, 1994, between DSC FINANCE CORPORATION, as Lessor, and TELCO COMMUNICATIONS GROUP, INC., as Lessee.

     1. Equipment. The Lessor hereby leases and lets to the Lessee, and Lessee
     -------------
     hereby leases and hires from Lessor, the Items of Equipment described below:

                              Items of Equipment
                              ------------------

     One (1) Refurbished DSC DEX 600SX Switching System wired and equipped with 7,680 digital ports, One (1) Refurbished Signaling Point (SP) Subsystem plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 062094.10 dated June 20, 1994, and One (1) Refurbished Second Matrix (DSC DEX 600SX to DSC DEX 600U Upgrade) plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 092294.00 dated September 22, 1994.

     2. Lease Payments. The Lessee agrees to pay the Lessor monthly rent, in
     ------------------
advance and otherwise in accordance with the Lease and this schedule, for the Items of Equipment described above, an amount equal to the Periodic Lease Rate Factor, as set forth below, multiplied by the Manufacturer's Invoice Cost of such equipment, as set forth below; the first of which monthly rent payments shall be due and payable on the First Periodic Rent Payment Date, as set forth below, and continuously thereafter such monthly rent payments shall be due and payable on each Periodic Rent Payment Date, as set forth below, until the Last Periodic Rent Payment Date, as set forth below. The Lease Expiration Date shall be as set forth below.

                   Lease Rate Factor and Related Information
                   -----------------------------------------

     Periodic Lease Rate Factor:                  0.02107145

     Implicit Interest Rate:                          10.00%

     Manufacturer's Invoice Cost:              $l,685,000.00
     Less: 20% Down Payment                    $  337,000.00
                                               -------------
     Net Manufacturer's Invoice Cost:          $1,348,000.00

     Periodic Lease Payment (Monthly Rent):       $28,404.31



                                Relevant Dates
                                --------------

First Periodic Rent Payment Date: December 1, 1994, in advance.

Periodic Rent Payment Date: The first day of each month consecutively following the First Periodic Rent Payment Date.

                                 SCHEDULE C-1

           CERTIFICATE OF ACCEPTANCE OF EQUIPMENT UNDER SCHEDULE C

To:  DSC Finance Corporation (the "Lessor")
     1000 Coit Road
     Plano, Texas 75075

I, _____________ a duly authorized inspector and authorized representative of TELCO COMMUNICATIONS GROUP, INC., (the "Lessee"), do hereby certify that I have accepted delivery on behalf of the Lessee pursuant to the Equipment Lease dated as of January 1, 1994, between Lessor and Lessee, the Equipment described in Schedule C attached to such Equipment Lease. Such Equipment is described as follows:

                              Items of Equipment
                              ------------------

One (1) Refurbished DSC DEX 600SX Switching System wired and equipped with 7,680 digital ports, One (1) Refurbished Signaling Point (SP) Subsystem plus peripheral equipment and software licenses as Listed on Lessee's Purchase Order Number 062094.10 dated June 20, 1994, and One (1) Refurbished Second Matrix
(DSC DEX 600SX to DSC DEX 600U Upgrade) plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 092294.00 dated September 22, 1994.

          - INSTALLATION SITE (Address):          702 Colorado Street
                                                  Suite 500-3
                                                  Austin, TX 78701

          - PLACE ACCEPTED (Address):             Same

          - DATE ACCEPTED:                        ______________________________

The execution of this Certificate will in no way relieve or decrease the responsibility of the manufacturer of the Equipment for any warranties it has made with respect to the Equipment. The undersigned understands that you are relying on the foregoing certification in your purchase of such Equipment, and to induce you to purchase such Equipment, the undersigned agrees to settle all claims, defenses, setoffs, and counterclaims it may have with the manufacturer, distributor, or seller of such Equipment directly therewith and will not set up any thereof against you, that its obligation to you is absolute, and that you are neither the manufacturer, distributor, nor seller of such Equipment and have no knowledge or familiarity with it.


     ________________________                   ______________________________
     Date                                          Inspector and Authorized
                                                   Representative of Lessee

                  CERTIFICATE AND DISCLAIMER OF RECORD OWNER
                        AND ANY MORTGAGE OF REAL ESTATE

     The equipment (the "Equipment") leased by Telco Communications Group, Inc. (the "Lessee") from DSC Finance Corporation (the "Lessor") is described more fully in Exhibit "A" attached hereto, or if no enclosure is attached, such Equipment is communication equipment described in an Equipment Lease between Lessee and Lessor.

2. The original location of said Equipment will be in or on the property ("Premises") located at:

                                            702 Colorado Street
                                            Suite 500-3
                                            Austin, TX 78701

3. Lessee certifies that it has no interest in the Equipment other than as Lessee and also certifies that the Premises are owned for record title purposes by the below party (the "Owner"):

Name:
Street Address:
City, State, Zip:

4. Owner certifies that it/he is the record owner of the Premises and disclaims any interest in the above Equipment.

5. Owner further certifies that said premises are mortgaged to or given as security/collateral for loans from the below named party ("Mortgagee") (if no Mortgage, write "None" below):

Name:
Address:
City, State, Zip:

6. Mortgagee disclaims any interest in the above Equipment.

     LESSEE:                                 OWNER OF REAL ESTATE:

     TELCO COMMUNICATIONS GROUP, INC.        __________________________________

     X      ____________________             X      ___________________________

     By:    ____________________             By:    ___________________________

     Title: ____________________             Title: ___________________________

     Date:  ____________________             Date:  ___________________________


     MORTGAGEE OF REAL ESTATE:

     ___________________________

     X   _______________________

     By:  ______________________

     Title:  ___________________

     Date:   ___________________

                                   EXHIBIT A

                              Items of Equipment
                              ------------------

One (1) Refurbished DSC DEX 600SX Switching System wired and equipped with 7,680 digital ports, One (1) Refurbished Signaling Point (SP) Subsystem plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 062094.10 dated June 20, 1994, and One (1) Refurbished Second Matrix
(DSC DEX 600SX to DSC DEX 600U Upgrade) plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 092294.00 dated September 22, 1994.

          - INSTALLATION SITE (Address):     702 Colorado Street
                                             Suite 500-3
                                             Austin TX 78701

                                  SCHEDULE B


     This Schedule B is attached to and made a part of the Equipment Lease (the "Lease") dated the 1st day of January, 1994, between DSC FINANCE CORPORATION, as Lesssor, and TELCO COMMUNICATIONS GROUP, INC., as Lessee.

     1.  Equipment. The Lessor hereby leases and lets to the Lessee, and Lessee
     --------------
hereby leases and hires from Lessor, the Items of Equipment described below:

                              Items of Equipment
                              ------------------
     One (1) Refurbished DSC DEX 600SX Switching System wired and equipped with 7,680 digital ports, One (1) Refurbished Signaling Point (SP) Subsystem plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 031894.01 dated March 18, 1994.

     2.  Lease Payments. The Lessee agrees to pay the Lessor monthly rent, in
     -------------------
advance and otherwise in accordance with the Lease and this schedule, for the Items of Equipment described above, an amount equal to the Periodic Lease Rate Factor, as set forth below, multiplied by the Manufacturer's Invoice Cost of such equipment, as set forth below; the first of which monthly rent payments shall be due and payable on the First Periodic Rent Payment Date, as set forth below, and continuously thereafter such monthly rent payments shall be due and payable on each Periodic Rent Payment Date, as set forth below, until the Last Periodic Rent Payment Date, as set forth below. The Lease Expiration Date shall be as set forth below.

                   Lease Rate Factor and Related Information
                   -----------------------------------------

    Periodic Lease Rate Factor:                                0.02107145

    Implicit Interest Rate                                         10.00%

    Manufacturer's Invoice Cost:                            $1,580,000.00
        Less:20% Down Payment                               $  316,000.00
                                                            -------------
    Net Manufacturer's Invoice Cost                         $1,264,000.00

    Periodic Lease Payment (Monthly Rent)                      $26,634.31


                                Relevent Dates
                                --------------

    First Periodic Rent Payment Date: October 1, 1994, in advance.

    Periodic Rent Payment Date: The first day of each month consecutively following the First Periodic Rent Payment Date

    Last Periodic Rent Payment Date: September 1, 1999.

    Lease Expiration Date: The Lease Expiration Date shall be September 30,
                            1999.

TELCO COMMUNICATIONS GROUP, INC. - SCHEDULE B




     PV =      $1,264,000.00    PMT =     $26,634.31    10   1  94  START DATE

     INT =            10.00%

     N =                  60

PAYMENT       DATE
  NO       MO  DAY   YR     INTEREST        PRINCIPAL         BALANCE
- -----------------------------------------------------------------------------
      1    10    1   94             $0.00      $26,634.31      $1,237,365.69
      2    11    1   94        $10,311.38      $16,322.93      $1,221,042.76
      3    12    1   94        $10,175.35      $16,458.96      $1,204,583.80
      4     1    1   95        $10,038.20      $16,596.11      $1,187,987.69
      5     2    1   95         $9,899.89      $16,734.42      $1,171,253.27
      6     3    1   95         $9,760.44      $16,873.87      $1,154,379.40
      7     4    1   95         $9,619.83      $17,014.48      $1,137,364.92
      8     5    1   95         $9,478.04      $17,156.27      $1,120,208.64
      9     6    1   95         $9,335.07      $17,299.24      $1,102,909.40
     10     7    1   95         $9,190.91      $17,443.40      $1,085,466.00
     11     8    1   95         $9,045.55      $17,588.76      $1,067,877.24
     12     9    1   95         $8,898.97      $17,735.34      $1,050,141.90
                        ----------------------------------
                              $105,753.62     $213,858.10

     13    10    1   95         $8,751.18      $17,883.13      $1,032,258.77
     14    11    1   95         $8,602.15      $18,032.16      $1,014,226.62
     15    12    1   95         $8,451.89      $18,182.42        $996,044.19
     16     1    1   96         $8,300.37      $18,333.94        $977,710.25
     17     2    1   96         $8,147.58      $18,486.73        $959,223.52
     18     3    1   96         $7,993.53      $18,640.78        $940,582.74
     19     4    1   96         $7,838.19      $18,796.12        $921,786.61
     20     5    1   96         $7,681.55      $18,952.76        $902,833.86
     21     6    1   96         $7,523.61      $19,110.70        $883,723.16
     22     7    1   96         $7,364.36      $19,269.95        $864,453.21
     23     8    1   96         $7,203.77      $19,430.54        $845,022.67
     24     9    1   96         $7,041.85      $19,592.46        $825,430.21
                        ----------------------------------
                               $94,990.03     $224,711.69

     25    10    1   96         $6,878.58      $19,755.73        $805,674.49
     26    11    1   96         $6,713.95      $19,920.36        $785,754.13
     27    12    1   96         $6,547.95      $20,086.36        $765,667.77
     28     1    1   97         $6,380.56      $20,253.75        $745,414.02
     29     2    1   97         $6,211.78      $20,422.53        $724,991.49
     30     3    1   97         $6,041.59      $20,592.72        $704,398.78
     31     4    1   97         $5,869.99      $20,764.32        $683,634.45
     32     5    1   97         $5,696.95      $20,937.36        $662,697.10
     33     6    1   97         $5,522.47      $21,111.84        $641,585.26
     34     7    1   97         $5,346.54      $21,287.77        $620,297.49
     35     8    1   97         $5,169.14      $21,465.17        $598,832.33
     36     9    1   97         $4,990.27      $21,644.04        $577,188.28
                        ----------------------------------
                               $71,369.79     $248,241.93

PAYMENT       DATE
  NO       MO  DAY   YR     INTEREST        PRINCIPAL         BALANCE
- -----------------------------------------------------------------------------
     37    10    1   97         $4,809.90      $21,824.41        $555,363.87
     38    11    1   97         $4,628.03      $22,006.28        $533,357.60
     39    12    1   97         $4,444.65      $22,189.66        $511,167.93
     40     1    1   98         $4,259.73      $22,374.58        $488,793.35
     41     2    1   98         $4,073.28      $22,561.03        $466,232.32
     42     3    1   98         $3,885.27      $22,749.04        $443,483.28
     43     4    1   98         $3,695.69      $22,938.62        $420,544.66
     44     5    1   98         $3,504.54      $23,129.77        $397,414.89
     45     6    1   98         $3,311.79      $23,322.52        $374,092.37
     46     7    1   98         $3,117.44      $23,516.87        $350,575.49
     47     8    1   98         $2,921.46      $23,712.85        $326,862.64
     48     9    1   98         $2,723.85      $23,910.46        $302,952.19
                        ----------------------------------
                               $45,375.62     $274,236.10

     49    10    1   98         $2,524.60      $24,109.71        $278,842.48
     50    11    1   98         $2,323.69      $24,310.62        $254,531.86
     51    12    1   98         $2,121.10      $24,513.21        $230,018.64
     52     1    1   99         $1,916.82      $24,717.49        $205,301.16
     53     2    1   99         $1,710.84      $24,923.47        $180,377.69
     54     3    1   99         $1,503.15      $25,131.16        $155,246.52
     55     4    1   99         $1,293.72      $25,340.59        $129,905.94
     56     5    1   99         $1,082.55      $25,551.76        $104,354.17
     57     6    1   99           $869.62      $25,764.69         $78,589.48
     58     7    1   99           $654.91      $25,979.40         $52,610.08
     59     8    1   99           $438.42      $26,195.89         $26,414.19
     60     9    1   99           $220.12      $26,414.19             ($0.00)
                        ----------------------------------
                               $16,659.53     $302,952.19

      0     0    0    0             $0.00           $0.00              $0.00
      0     0    0    0             $0.00           $0.00              $0.00
      0     0    0    0             $0.00           $0.00              $0.00
      0     0    0    0             $0.00           $0.00              $0.00
      0     0    0    0             $0.00           $0.00              $0.00
      0     0    0    0             $0.00           $0.00              $0.00
      0     0    0    0             $0.00           $0.00              $0.00
      0     0    0    0             $0.00           $0.00              $0.00
      0     0    0    0             $0.00           $0.00              $0.00
      0     0    0    0             $0.00           $0.00              $0.00
      0     0    0    0             $0.00           $0.00              $0.00
      0     0    0    0             $0.00           $0.00              $0.00
                        ----------------------------------
                                    $0.00           $0.00

GRAND TOTALS                  $334,058.60   $1,264,000.00
                        ==================================

                                  SCHEDULE C

        This Schedule C is attached to and made a part of the Equipment Lease (the "Lease") dated the 1st day of January, 1994, between DSC FINANCE CORPORATION, as Lessor, and TELCO COMMUNICATIONS GROUP, INC., as Lessee.

        1. Equipment.  The Lessor hereby leases and lets to the Lessee, and
        -------------
Lessee hereby leases and hires from Lessor, the Items of Equipment described below:

                              Items of Equipment
                              ------------------

        One (1) Refurbished DSC DEX 600SX Switching System wired and equipped with 7,680 digital ports, One (1) Refurbished Signaling Point (SP) Subsystem plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 062094.10 dated June 20, 1994, and One (1) Refurbished Second Matrix (DSC DEX 600SX to DSC DEX 600U Upgrade) plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 092294.00 dated September 22, 1994.

        2. Lease Payments.  The Lessee agrees to pay the Lessor monthly rent, in
        ------------------
advance and otherwise in accordance with the Lease and this schedule, for the Items of Equipment described above, an amount equal to the Periodic Lease Rate Factor, as set forth below, multiplied by the Manufacturer's Invoice Cost of such equipment, as set forth below; the first of which monthly rent payments shall be due and payable on the First Periodic Rent Payment Date, as set forth below, and continuously thereafter such monthly rent payments shall be due and payable on each Periodic Rent Payment Date, as set forth below, until the Last Periodic Rent Payment Date, as set forth below. The Lease Expiration Date shall be as set forth below.

                   Lease Rate Factor and Related Information
                   -----------------------------------------

        Periodic Lease Rate Factor:                            0.02107145

        Implicit Interest Rate:                                    10.00%

        Manufacturer's Invoice Cost:                        $1,685,000.00
          Less: 20% Down Payment                            $  337,000.00
                                                            -------------
        Net Manufacturer's Invoice Cost:                    $1,348,000.00

        Periodic Lease Payment (Monthly Rent):                 $28,404.31


                                Relevant Dates
                                --------------

First Periodic Rent Payment Date: December 1, 1994, in advance.

Periodic Rent Payment Date: The first day of each month consecutively following the First Periodic Rent Payment Date.

                                 SCHEDULE C-1

            CERTIFICATE OF ACCEPTANCE OF EQUIPMENT UNDER SCHEDULE C

To:    DSC Finance Corporation (the "Lessor")
       1000 Coit Road
       Plano, Texas 75075

I, ____________________________ a duly authorized inspector and authorized representative of TELCO COMMUNICATIONS GROUP, INC., (the "Lessee"), do hereby certify that I have accepted delivery on behalf of the Lessee pursuant to the Equipment Lease dated as of January 1, 1994, between Lessor and Lessee, the Equipment described in Schedule C attached to such Equipment Lease. Such Equipment is described as follows:

                              Items of Equipment
                              ------------------

One (1) Refurbished DSC DEX 600SX Switching System wired and equipped with 7,680 digital ports, One (1) Refurbished Signaling Point (SP) Subsystem plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 062094.10 dated June 20, 1994, and One (1) Refurbished Second Matrix (DSC DEX 600SX to DSC DEX 600U Upgrade) plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 092294.00 dated September 22, 1994.

        -INSTALLATION SITE (Address):           702 Colorado Street
                                                Suite 500-3
                                                Austin, TX 78701

        -PLACE ACCEPTED (Address):              Same

        -DATE ACCEPTED:
                                                -------------------------------

The execution of this Certificate will in no way relieve or decrease the responsibility of the manufacturer of the Equipment for any warranties it has made with respect to the Equipment. The undersigned understands that you are relying on the foregoing certification in your purchase of such Equipment, and to induce you to purchase such Equipment, the undersigned agrees to settle all claims, defenses, setoffs, and counterclaims it may have with the manufacturer, distributor, or seller of such Equipment directly therewith and will not set up any thereof against you, that its obligation to you is absolute, and that you are neither the manufacturer, distributor, nor seller of such Equipment and have no knowledge or familiarity with it.


        ----------------------                  -----------------------------
        Date                                      Inspector and Authorized
                                                  Representative of Lessee

                  CERTIFICATE AND DISCLAIMER OF RECORD OWNER
                        AND ANY MORTGAGE OF REAL ESTATE


1. The equipment (the "Equipment") leased by Telco COmmunications Group, Inc. (the "Lessee") from DSC Finance Corporation (the "Lessor") is described more fully in Exhibit "A" attached hereto, or if no enclosure is attached, such Equipment is communication equipment described in an Equipment Lease between Lessee and Lessor.

2. The original location of said Equipment will be in or on the property ("Premises") located at:
                                        702 Colorado Street
                                        Suite 500-3
                                        Austin, TX 78701

3. Lessee certifies that it has no interest in the Equipment other than as Lessee and also certifies that the Premises are owned for record title purposes by the below party (the "Owner"):

Name:
Street Address:
City, State, Zip:

4. Owner certifies that it/he is the record owner of the Premises and disclaims any interest in the above Equipment.

5. Owner further certifies that said premises are mortgaged to or given as security/collateral for loans from the below named party ("Mortgagee") (if no Mortgage, write "None" below):

Name:
Address:
City, State, Zip:

6. Mortgagee disclaims any interest in the above Equipment.

      LESSEE:                                   OWNER OF REAL ESTATE:

      TELCO COMMUNICATIONS GROUP, INC.          ______________________________


      X      _________________________          X      _______________________

      By:    _________________________          By:    _______________________

      Title: _________________________          Title: _______________________

      Date:  _________________________          Date:  _______________________


      MORTGAGEE OF REAL ESTATE:

      ________________________________


      X      _________________________

      By:    _________________________

      Title: _________________________

      Date:  _________________________

                                   EXHIBIT A


                              Items of Equipment
                              ------------------

One (1) Refurbished DSC DEX 600SX Switching System wired and equipped with 7,680 digital ports, One (1) Refurbished Signaling Point (SP) Subsystem plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 062094.10 dated June 20, 1994, and One (1) Refurbished Second Matrix (DSC DEX 600SX to DSC DEX 600U Upgrade) plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 092294.00 dated September 22, 1994.

     -INSTALLATION SITE (Address):       702 Colorado Street
                                         Suite 500-3
                                         Austin, TX 78701

                                  SCHEDULE D

     This Schedule D is attached to and made a part of the Equipment Lease (the "Lease") dated the 1 st day of January, 1994, between DSC FINANCE CORPORATION, as Lessor, and TELCO COMMUNICATIONS GROUP, INC., as Lessee.

     1. Equipment. The Lessor hereby leases and lets to the Lessee, and Lessee
     ------------
hereby leases and hires From Lessor, the Items of Equipment described below:

                              Items of Equipment
                              ------------------

     One (1) DSC DEX 600 -30 Hardware Upgrade and Software RTU plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 031894.01 dated March 18, 1994.

     2. Lease Payments. The Lessee agrees to pay the Lessor monthly rent, in
     -----------------
advance and otherwise in accordance with the Lease and this schedule, for the Items of Equipment described above, an amount equal to the Periodic Lease Rate Factor, as set forth below, multiplied by the Manufacture Invoice Cost of such equipment, as set forth below; the first of which monthly rent payments shall be due and payable on the First Periodic Rent Payment Date, as set forth below, and continuously thereafter such monthly rent payments shall be due and payable on each Periodic Rent Payment Date, as set forth below, until the Last Periodic Rent Payment Date, as set forth below. The Lease Expiration Date shall be as set forth below.

                   Lease Rate Factor and Related Information
                   -----------------------------------------

     Periodic Lease Rate Factor:                                0.02107145

     Implicit Interest Rate:                                        10.00%

     Manufacturer's Invoice Cost:                              $l61,000.00
       Less: 20% Down Payment                                 $  32,200.00
                                                               -----------
     Net Manufacturer's Invoice Cost:                          $l28,800.00

     Periodic Lease Payment (Monthly Rent):                      $2,714.00

                                Relevant Dates
                                --------------

First Periodic Rent Payment Date: February l, 1995, in advance.

Periodic Rent Payment Date: The first day of each month consecutively following the First Periodic Rent Payment Date.

Last Periodic Rent Payment Date: January l, 2000.

Lease Expiration Date: The Lease Expiration Date shall be January 31, 2000.

     3 Stipulated Lose Value.  At any date, the Stipulated Loss Value of each
     -----------------------
Item of Equipment shall be defined as one hundred percent (l00%) of the present value (as the term is used in financial calculations) of the remaining monthly lease rental payments as to such Item of Equipment on the last Periodic Lease Payment Date on which rent was paid calculated at a rate of ten percent (10.0%) per annum. Any dispute over mechanics of calculation of present value shall be resolved by use of the present value functions of a Hewlett-Packard HP-17BII calculator.

     4. Acceptance. The Lessee will signify its acceptance of the Equipment by
     -------------
the execution and delivery to the Lessor of a Certificate of Acceptance in the form of Schedule D-1 hereto.

     IN WITNESS WHEREOF, the Lessor and the Lessee have caused this instrument to be duly executed, on this 16 day of December, 1994.

     LESSEE:                                LESSOR:

     TELCO COMMUNICATIONS GROUP, INC.       DSC FINANCE CORPORATION

     X    /s/ Donald A. Burns               X    /s/ Timothy E. Montgomery
          ---------------------------            ---------------------------
     By:      Donald A. Burns               By:      Timothy E. Montgomery
          ---------------------------            ---------------------------
     Its:     President                     Its:     Senior Director
          ---------------------------            ---------------------------

                                 SCHEDULE D-1

            CERTIFICATE OF ACCEPTANCE OF EQUIPMENT UNDER SCHEDULE D

To:   DSC Finance Corporation (the "Lessor")
      1000 Coit Road
      Plano, Texas 75015

I, Donald A. Burns duly authorized inspector and authorized representative of
   ---------------
TELCO COMMUNICATIONS GROUP, INC., (the "Lessee"), do hereby certify that I have accepted delivery on behalf of the Lessee pursuant to the Equipment Lease dated as of January 1, 1994, between Lessor and Lessee, the Equipment described in Schedule D attached to such Equipment Lease. Such Equipment is described as follows:



                               Items of Equipment
                               ------------------

One (1) DSC DEX 600 -30 Hardware Upgrade and Software RTU plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 031894.01 dated March 18, 1994

           - INSTALLATION SITE (Address): 1522 N.W. 23rd Avenue
                                          Fort Lauderdale, FL 33311

           - PLACE ACCEPTED (Address):    Same

           - DATE ACCEPTED:               January 1, 1995
                                          ----------------------------

The execution of this Certificate will in no way relieve or decrease the responsibility of the manufacturer of the Equipment for any warranties it has made with respect to the Equipment. The undersigned understands that you are relying on the foregoing certification in your purchase of such Equipment, and to induce you to purchase such Equipment, the undersigned agrees to settle all claims, defenses, setoffs, and counterclaims it may have with the manufacturer, distributor, or seller of such Equipment directly therewith and will not set up ally thereof against you, that its obligation to you is absolute, and that you are neither the manufacturer, distributor, nor seller of such Equipment and have no knowledge or familiarity with it.


                                              /s/ Donald A. Burns
        --------------------------------      ----------------------------
          Date                                  Inspector and Authorized
                                                Representative of Lessee

                                  SCHEDULE E

     This Schedule E is attached to and made a part of the Equipment Lease (the "Lease") dated the 1st day of January, 1994, between DSC FINANCE CORPORATION, as Lessor, and TELCO COMMUNICATIONS GROUP, INC., as Lessee.

     1. Equipment. The Lessor hereby leases and lets to the Lessee, and Lessee
     -------------
hereby leases and hires from Lessor, the Items of Equipment described below:

                              Items of Equipment
                              ------------------

     One (1) Refurbished Digital Trunk Frame (DTF) wired and equipped with 1,536 digital parts plus peripheral equipment and software liceses as listed on Lessee's Purchase Order Number 062094.20 dated June 20, 1994, and One (1) Refurbished Second Matrix (DSC DEX 600SX to DSC DEX 600U Upgrade) plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 092294.00 dated September 22, 1994.

     2. Lease Payments. The Lessee agrees to pay the Lessor monthly rent, in
     -----------------
advance and otherwise in accordance with the Lease and this schedule, for the Items of Equipment described above, an amount equal to the Periodic Lease Rate Factor, as set forth below, multiplied by the Manufacturer's Invoice Cost of such equipment, as set forth below; the first of which monthly rent payments shall be due and payable on the First Periodic Rent Payment Date, as set forth below, and continuously thereafter such monthly rent payments shall be due and payable on each Periodic Rent Payment Date, as set forth below, until the Last Periodic Rent Payment Date, as set forth below. The Lease Expiration Date shall be as set forh below.


                   Lease Rate Factor and Related Information
                   -----------------------------------------

Periodic Lease Rate Factor:                                  0.02107145

Implicit Interest Rate:                                          10.00%

Manufacturer's Invoice Cost                                 $365,000.00
   Less 20% Down Payment                                    $ 73,000.00
                                                            -----------
Net Manufacturer's Invoice Cost:                            $292,000.00

Periodic Lease Payment (Monthly Rent)                         $6,152.86

                                Relevant Dates
                                --------------

First Periodic Rent Payment Date February 1, 1995 in advance.

Periodic Rent Payment Date   The first day of each month consecutively following
                             the First Periodic Rent Payment Date

Last Periodic Rent Payment Date January 1, 2000

TELCO COMMUNICATIONS GROUP, INC. SCHEDULE E



     PV =      $292,000.00       PMT =      $6,152.86       2  1  95  START DATE

     INT =          10.00%

     N  =               60


PAYMENT             DATE
  NO          MO     DAY      YR      INTEREST        PRINCIPAL       BALANCE
- -----------------------------------------------------------------------------------
       1       2      1       95          $0.00        $6,152.86        $285,847.14
       2       3      1       95      $2,382.05        $3,770.81        $282,076.33
       3       4      1       95      $2,350.63        $3,802.23        $278,274.10
       4       5      1       95      $2,318.95        $3,833.91        $274,440.19
       5       6      1       95      $2,287.00        $3,865.86        $270,574.33
       6       7      1       95      $2,254.78        $3,898.08        $266,676.25
       7       8      1       95      $2,222.30        $3,930.56        $262,745.68
       8       9      1       95      $2,189.54        $3,963.32        $258,782.37
       9      10      1       95      $2,156.51        $3,996.35        $254,786.02
      10      11      1       95      $2,123.21        $4,029.65        $250,756.37
      11      12      1       95      $2,089.63        $4,065.23        $246,693.14
      12       1      1       96      $2,055.77        $4,097.09        $242,596.06
                                ----------------------------------
                                     $24,430.38       $49,403.94


      13       2      1       96      $2,021.63        $4,131.23        $238,464.83
      14       3      1       96      $1,987.20        $4,165.66        $234,299.17
      15       4      1       96      $1,932.49        $4,200.37        $230,098.80
      16       5      1       96      $1,917.49        $4,235.37        $225,863.42
      17       6      1       96      $1,882.19        $4,270.67        $221,592.75
      18       7      1       96      $1,846.60        $4,306.26        $217,286.49
      19       8      1       96      $1,810.72        $4,342.14        $212,944.35
      20       9      1       96      $1,774.53        $4,378.33        $208,566.02
      21      10      1       96      $1,738.05        $4,414.81        $204,151.21
      22      11      1       96      $1,701.26        $4,451.60        $199,099.61
      23      12      1       96      $1,664.16        $4,488.70        $195,210.90
      24       1      1       97      $1,626.75        $4,526.11        $190,684.80
                                ----------------------------------
                                     $23,923.06       $51,911.26

      25       2      1       97      $1,589.04        $4,563.82        $186,120.97
      26       3      1       97      $1,551.00        $4,601.86        $181,519.12
      27       4      1       97      $1,512.66        $4,640.20        $176,878.92
      28       5      1       97      $1,473.99        $4,678.87        $172,200.04
      29       6      1       97      $1,435.00        $4,717.86        $167,482.18
      30       7      1       97      $1,395.68        $4,737.18        $162,725.00
      31       8      1       97      $1,354.04        $4,796.82        $157,928.18
      32       9      1       97      $1,316.07        $4,836.79        $153,091.39
      33      10      1       97      $1,275.76        $4,877.10        $148,214.28
      34      11      1       97      $1,235.12        $4,917.74        $143,296.54
      35      12      1       97      $1,194.14        $4,958.72        $138,337.81
      36       1      1       98      $1,152.81        $5,000.05        $133,337.77
                                ----------------------------------
                                     $18,487.29       $57,347.03


      37       2      1       98      $1,111.15        $5,041.71        $128,296.05
      38       3      1       98      $1,069.13        $5,083.73        $123,212.32
      39       4      1       98      $1,026.77        $5,126.09        $118,086.23
      40       5      1       98        $984.05        $5,168.81        $112,917.42
      41       6      1       98        $940.98        $5,211.88        $107,705.54
      42       7      1       98        $897.54        $5,255.32        $102,450.22
      43       8      1       98        $853.75        $5,299.11         $97,151.11
      44       9      1       98        $809.59        $5,343.27         $91,807.84
      45      10      1       98        $765.06        $5,387.80         $86,420.05
      46      11      1       98        $720.17        $5,432.69         $80,987.35
      47      12      1       98        $674.89        $5,477.97         $75,509.38
      48       1      1       99        $629.24        $5,523.62         $49,985.77
                                ----------------------------------
                                     $10,482.32       $63,352.00

      49       2      1       99        $583.21        $5,569.63         $64,416.12
      50       3      1       99        $536.80        $5,616.06         $58,800.06
      51       4      1       99        $490.00        $5,662.86         $53,137.20
      52       5      1       99        $442.81        $5,710.05         $47,427.15
      53       6      1       99        $395.23        $5,757.43         $41,649.51
      54       7      1       99        $347.25        $5,805.61         $35,863.90
      55       8      1       99        $298.87        $5,853.99         $30,009.90
      56       9      1       99        $250.08        $5,902.78         $24,107.13
      57      10      1       99        $200.89        $5,951.97         $18,158.16
      58      11      1       99        $151.29        $6,001.57         $12,153.59
      59      12      1       99        $101.28        $6,051.58          $6,102.01
      60       1      1      100          $50.85       $6,102.01             ($0.00)
                                ----------------------------------
                                      $3,848.35      $49,985.77


       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
                                ----------------------------------
                                          $0.00           $0.00

GRAND TOTALS                         $77,171.60     $292,000.00
                                ==================================

     This Schedule F is attached to and made a part of the Equipment Lease (the "Lease") dated the 1st day of January, 1994, between DSC FINANCE
CORPORATION, as Lessor, and TELCO COMMUNICATIONS GROUP, INC., as Lessee.

        1. Equipment. The Lessor hereby leases and lets to the Lessee, and
        ------------
Lessee hereby leases and hires from Lessor, the Items of Equipment described below:

                              Items of Equipment
                              ------------------

        Two (2) Refurbished Digital Trunk Frames (DTFS) wired and equipped with 3,072 digital ports plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 031894.01 dated March 18, 1994.

        2. Lease Payments, the Lessee agrees to pay the Lessor monthly rent,
        -----------------
in advance and otherwise in accordance with the Lease and as this schedule, for the Items of Equipment described above, an amount equal to the Periodic Lease Rate Factor, as set forth below, multiplied by the Manufacturer's Invoice Cost of such equipment, as set forth below, the first of which monthly rent payments shall be due and payable on the First Periodic Rent Payment Date, as set forth below, and continuously thereafter such monthly rent payments shall be due and payable on each Periodic Rent Payment Date, as set forth below, until the Last Periodic Rent Payment Date, as set forth below. The Lease Expiration Date shall be as set forth below.

                   Lease Rate Factor and Related Information
                   -----------------------------------------
    Periodic Lease Rate Factor:                            0.02107145

    Implicit Interest Rate:                                    10.00%

    Manufacturer's Invoice Cost:                          $480,000.00
       Less 20% Down Payment                              $ 96,000.00
                                                          -----------
    Net Manufacturers Invoice Cost:                       $384,000.00

    Periodic Lease Payment (Monthly Rent):                  $8,091.00


                                Relevant Dates
                                --------------
    First Periodic Rent Payment Date: March 1, 1995, in advance.

    Periodic Rent Payment Date The first day of each month consecutively following the First Periodic Rent Payment Date.

    Last Periodic Rent Payment Date: February 1, 2000.

    Lease Expiration Date: The Lease Expiration Date shall be February 29, 2000.

        3. Stipulated Loss Value. At any date, the Stipulated Loss Value of each
        ------------------------
Item of Equipment shall be defined as one hundred percent (100%) of the present value (as the term is used in financial calculations) of the remaining monthly lease rental payments as to such Item of Equipment on the last Periodic Lease Payment Date on which rent was paid, calculated at a rate of ten percent (10.0%) per annum. Any dispute over mechanics of calculation of present value shall be resolved by use of the present value functions of a Hewlett-Packard HP-17BII calculator.

        4. Acceptance. The Lessee will signify its acceptance of the Equipment
        -------------
by the execution and delivery to the Lessor of a Certificate of Acceptance in the form of Schedule F- l hereto.

        IN WITNESS WHEREOF, the Lessor and the Lessee have caused this instrument to be duly executed, on this 16th day of December, 1994.
                                        ----        --------     -

        LESSEE:                                 LESSOR:

        TELCO COMMUNICATIONS GROUP, INC.        DSC FINANCE CORPORATION

        X /s/ Donald A Burns                    X /s/ Timothy E. Montgomery
          -------------------------------         -------------------------
        By: Donald A. Burns                     By: Timothy E. Montgomery
          -------------------------------         -------------------------
        Its: President                          Its: Senior Director
          -------------------------------         -------------------------

                                 SCHEDULE F-1


            CERTIFICATE OF ACCEPTANCE OF EQUIPMENT UNDER SCHEDULE F

     To: DSC Finance Corporation (the Lessor")
         1000 Coit Road
         Plano, Texas 75075

I, Donald A. Burns, a duly authorized inspector and authorized representative of
   ----------------
TELCO COMMUNICATIONS GROUP, INC., ("the Lessee"), do hereby, certify, that I have accepted delivery on behalf of the Lessee pursuant to the Equipment Lease dated as of January 1, 1994, between Lessor and Lessee, the Equipment described in Schedule F attached to such Equipment Lease. Such Equipment is described as follows:

                              Items of Equipment
                              ------------------

Two (2) Refurbished Digital Trunk Frames (DTFs) wired and equipped with 3,072 digital ports plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 031894.01 dated March 18, 1994.


                - INSTALLATION SITE (Address):  Suite 500-3
                                                702 Colorado street
                                                Austin,TX 78701

                - PLACE ACCEPTED (Address):     Same

                - DATE ACCEPTED:                January 1, 1995
                                                -------------------------

The execution of this Certificate will in no way relieve or decrease the responsibility of the manufacturer of the Equipment for any warranties it has made with respect to the Equipment. The undersigned understands that you are relying on the foregoing certification in your purchase of such Equipment, and to induce you to purchase such Equipment, the undersigned agrees to settle all claims, defenses, setoffs, and counterclaims it may have with the manufacturer, distributor, or seller of such Equipment directly therewith and will not set up any thereof against you, that its obligation to you is absolute, and that you are neither the manufacturer, distributor, nor seller of such Equipment and have no knowledge or familiarity with it.

                                        /s/ Donald A. Burns
        --------------------------      ----------------------------
        Date                            Inspector and Authorized
                                        Representative of Lessee

                                          TENANT:


                                          TELCO COMMUNICATIONS GROUP, INC.




                                          By: /s/ Bryan Rachlin
                                             -------------------------------
                                             Bryan Rachlin
                                             General Counsel

                                  SCHEDULE G


     This Schedule G is attached to and made a part of the Equipment Lease (the "Lease") dated the 1st day of January, 1994, between DSC FINANCE CORPORATION, as Lessor, and TELCO COMMUNICATIONS GROUP, INC., as Lessee.

        1. Equipment. The Lessor hereby leases and lets to the Lessee, and
        ------------
Lessee hereby leases and hires from Lessor, the Items of Equipment described below:

                              Items of Equipment
                              ------------------

        Eight (8) Refurbished Digital Trunk Frames (DTFS) each wired and equipped with 1,536 digital ports plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 092294.00 dated September 22, 1994.

        2. Lease Payments. The Lessee agrees to pay the Lessor monthly rent, in
        ------------------
advance and otherwise in accordance with the Lease and this schedule, for the Items of Equipment described above, an amount equal to the Periodic Lease Rate Factor, as set forth below, multiplied by the Manufacturer's Invoice Cost of such equipment, as set forth below; the first of which monthly rent payments shall be due and payable on the First Periodic Rent Payment Date, as set forth below, and continuously thereafter such monthly rent payments shall be due and payable on each Periodic Rent Payment Date, as set forth below, until the Last Periodic Rent Payment Date, as set forth below. The Lease Expiration Date shall be as set forth below.

                   Lease Rate Factor and Related Information
                   -----------------------------------------

        Periodic Lease Rate Factor:                                 0.02107145

        Implicit Interest Rate:                                          10.00%

        Manufacturer's Invoice Cost:                             $1,600,000.00
        Less: 20% Down Payment                                      320,000.00
                                                                ---------------
        Net Manufacturer's Invoice Cost:                         $l,280,000.00

        Periodic Lease Payment (Monthly Rent):                      $26,971.46

                                Relevant Dates
                                --------------

         .
First Periodic Rent Payment Date: June 1, 1995, in advance.

Periodic Rent Payment Date: The first day of each month consecutively following the First Periodic Rent Payment Date.

Last Periodic Rent Payment Date: May 1, 2000.

        Lease Expiration Date: The Lease Expiration Date shall be May 31, 2000.

        3.  Stipulated Loss Value. At any date, the Stipulated Loss Value of
        --------------------------
each Item of Equipment shall be defined as one hundred percent (100%) of the present value (as the term is used in financial calculations) of the remaining monthly lease rental payments as to such Item of Equipment on the last Periodic Lease Payment Date on which rent was paid, calculated at a rate of ten percent (10.0%) per annum. Any dispute over mechanics of calculation of present value shall be resolved by use of the present value functions of a Hewlett-Packard HP-17BII calculator.

        4. Acceptance. The Lessee will signify its acceptance of the Equipment
        -------------
by the execution and delivery to the Lessor of a Certificate of Acceptance in the form of Schedule G- l hereto.

     IN WITNESS WHEREOF, the Lessor and the Lessee have caused this instrument to be duly executed, on this 14th day of March, 1995.
                             ----        -----     -



        LESSEE:                                 LESSOR:

        TELCO COMMUNICATIONS GROUP, INC.        DSC FINANCE CORPORATION

        X /s/ Donald A Burns                    X
          -------------------------------         -------------------------
        By: Donald A. Burns                     By:
          -------------------------------         -------------------------
        Its: President                          Its:
          -------------------------------         -------------------------


PMT        DATE    ,
      --------------
 NO     MO    DAY      YR         INTEREST       PRINCIPAL      BALANCE
- -------------------------------------------------------------------------------
 1       6     1       1995             $0.00      $26,971.46   $1,253,028.54
 2       7     1       1995        $10,441.91      $16,529.55   $1,236,498.99
 3       8     1       1995        $10,304.17      $16,667.29   $1,219,831.70
 4       9     1       1995        $10,165.27      $16,806.19   $1,203,025.51
 5      10     1       1995        $10,025.22      $16,946.24   $1,186,079.27
 6      11     1       1995         $9,884.00      $17,087,46   $1,168,991.81
 7      12     1       1995         $9,741.61      $17,229.85   $1,151,761.96
 8       1     1       1996         $9,598.02      $17,373.44   $1,134,388.53
 9       2     1       1996         $9,432.25      $17,518.21   $1,116,870.31
10       3     1       1996         $9,307.26      $17,664.20   $1,099,206.11
11       4     1       1996         $9,160.06      $17,811.40   $1,081,394.71
12       5     1       1996         $9,011.63      $17,959.83   $1,063,434.88
                              -------------------------------
                                  $107,092.40     $216,565.12

13       6     1       1996         $8,861.96      $18,109.50   $1,045,325.38
14       7     1       1996         $8,711.05      $18,260.41   $1,027,064.98
15       8     1       1996         $8,558.88      $18,412.58   $1,008,652.40
16       9     1       1996         $8,405.44      $18,566.02     $990,086.38
17      10     1       1996         $8,250.73      $18,720,73     $971,365.65
18      11     1       1996         $8,094.72      $18,876.74     $952,488.91
19      12     1       1996         $7,937.41      $19,034.05     $933,454.86
20       1     1       1997         $7,778.80      $19,192.66     $914,262.20
21       2     1       1997         $7,618.86      $19,352.60     $894,909.60
22       3     1       1997         $7,457.59      $19,513.87     $875,395.72
23       4     1       1997         $7,294.97      $19,676.49     $855,719.23
24       5     1       1997         $7,131.00      $19,840.46     $835,878.77
                              -------------------------------
                                   $96,101.41     $227,556.11

25       6     1       1997         $6,965.66      $20,005.80     $815,872.97
26       7     1       1997         $6,798.95      $20,172.51     $795,700.46
27       8     1       1997         $6,630.84      $20,340.62     $775,359.84
28       9     1       1997         $6,461.34      $20,510.12     $754,849.72
29      10     1       1997         $6,290.42      $20,681.04     $734,168.68
30      11     1       1997         $6,118.08      $20,853.38     $713,315.30
31      12     1       1997         $5,944.30      $21,027.16     $692,288.14
32       1     1       1998         $5,769.07      $21,202.39     $671,085.75
33       2     1       1998         $5,592.39      $21,379.07     $649,706.67
34       3     1       1998         $5,414.23      $21,557.23     $628,149.44
35       4     1       1998         $5,234.58      $21,736.88     $606,412.56
36       5     1       1998         $5,053.44      $21,918.02     $584,494.55
                              -------------------------------
                                   $72,273.29     $251,384.23


PMT        DATE    ,
      --------------
 NO     MO    DAY      YR         INTEREST       PRINCIPAL      BALANCE
- -------------------------------------------------------------------------------
37       6     1       1998         $4,870.79      $22,100.67     $562,393.88
38       7     1       1998         $4,686.62      $22,284.84     $540,109.04
39       8     1       1998         $4,500.91      $22,470.55     $517,638.49
40       9     1       1998         $4,313.66      $22,657.80     $494,980.69
41      10     1       1998         $4,124.84      $22,846.62     $472,134.07
42      11     1       1998         $3,934.45      $23,037.01     $449,097.06
43      12     1       1998         $3,742.48      $23,228.98     $425,868.08
44       1     1       1999         $3,548.90      $23,422.56     $402,445.53
45       2     1       1999         $3,353.72      $23,617.74     $378,827.78
46       3     1       1999         $3,156.90      $23,814.56     $355,013.22
47       4     1       1999         $2,958.45      $24,013.01     $331,000.21
48       5     1       1999         $2,758.34      $24,213.12     $306,787.09
                              -------------------------------
                                   $45,950.06     $277,707.46

49       6     1       1999         $2,556.56      $24,414.90     $282,372.19
50       7     1       1999         $2,353.10      $24,618.36     $257,753.83
51       8     1       1999         $2,147.95      $24,823.51     $232,930.32
52       9     1       1999         $1,941.09      $25,030.37     $207,899.95
53      10     1       1999         $1,732.50      $25,238.96     $182,660.99
54      11     1       1999         $1,522.18      $25,449.28     $157,211.71
55      12     1       1999         $1,310.10      $25,661.36     $131,550.34
56       1     1       2000         $1,096.25      $25,875.21     $105,675.14
57       2     1       2000           $880.63      $26,090.83      $79,584.30
58       3     1       2000           $663.20      $26,308.26      $53,276.05
59       4     1       2000           $443.97      $26,527.49      $26,748.56
60       5     1       2000           $222.90      $26,748.56            0.00
                              -------------------------------
                                   $16,870.43     $306,787.09

 0       0     0          0             $0.00           $0.00           $0.00
 0       0     0          0             $0.00           $0.00           $0.00
 0       0     0          0             $0.00           $0.00           $0.00
 0       0     0          0             $0.00           $0.00           $0.00
 0       0     0          0             $0.00           $0.00           $0.00
 0       0     0          0             $0.00           $0.00           $0.00
 0       0     0          0             $0.00           $0.00           $0.00
 0       0     0          0             $0.00           $0.00           $0.00
 0       0     0          0             $0.00           $0.00           $0.00
 0       0     0          0             $0.00           $0.00           $0.00
 0       0     0          0             $0.00           $0.00           $0.00
 0       0     0          0             $0.00           $0.00           $0.00
                              -------------------------------
                                        $0.00           $0.00

                                  $338,287.60   $1,280,000.00
                              ===============================

                                   EXHIBIT A

                              Items of Equipment
                              ------------------

Eight (8) Refurbished Digital Trunk Frames (DTFs) each wired and equipped with 1,536 digital ports plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 092294.00 dated September 22, 1994.


        INSTALLATION SITE (Address):    Suite 210
                                        1220 L Street N.W.
                                        Washington, DC 20005

[LOGO OF DSC COMMUNICATIONS CORPORATION APPEARS HERE]
- --------------------------------------------------------------------------
March 8, 1995                                   VIA OVERNIGHT DELIVERY
                                                ----------------------

Mr. Donald A. Burns
President
Telco Communications Group, Inc.
4219 Lafayette Center Drive
Chantilly, VA 22021

     Re: Equipment Lease dated January 1, 1994 by and between DSC Finance
         Corporation and Telco Communications Group, Inc.

 Don

 DSC Finance Corporation ("DSC") and Telco Communications Group, Inc. ("TCG") entered into agreements to finance TCG's purchase of DSC Communications Corporation equipment including hardware, software licenses and services. Please find enclosed the following documents, incorporating the above referenced agreements, to complete the documentation process:

        - Schedules G, G-1, H and H-1 to the Equipment Lease
        - Certificate and Disclaimer of Record Owner and any Mortgagee of Real Estate (Landlord Waiver) for the Equipment covered under each Schedule

Please have the documents executed by the appropriate parties and returned to my attention as soon as possible. With regard to the Landlord Waivers, please forward them to the appropriate parties for execution and return to my attention at your earliest convenience.

If you have any questions or require any additional documentation, please contact me at (214) 519-4293. Thank you in advance for your prompt attention to this matter.

Sincerely,

/s/ Timothy E. Montgomery

Timothy E. Montgomery
Senior Director

enclosures

                                  SCHEDULE H

        This Schedule H is attached to and made a part of the Equipment Lease (the "Lease") dated the 1st day of January, 1994, between DSC FINANCE CORPORATION, as Lessor, and TELCO COMMUNICATIONS GROUP, INC., as Lessee.

        1. Equipment. The Lessor hereby leases and lets to the Lessee, and
        ------------
Lessee hereby leases and hires from Lessor, the Items of Equipment described below:

                              Items of Equipment
                              ------------------

        Three (3) Refurbished Digital Trunk Frames (DTFs) each wired and equipped with 1,536 digital ports plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 092294.00 dated September 22, 1994.

        2. Lease Payments. The Lessee agrees to pay the Lessor monthly rent, in
        -----------------
advance and otherwise in accordance with the Lease and this schedule, for the Items of Equipment described above, an amount equal to the Periodic Lease Rate Factor, as set forth below, multiplied by the Manufacturer's Invoice Cost of such equipment, as set forth below; the first of which monthly rent payments shall be due and payable on the First Periodic Rent Payment Date, as set forth below, and continuously thereafter such monthly rent payments shall be due and payable on each Periodic Rent Payment Date, as set forth below, until the Last Periodic Rent Payment Date, as set forth below. The Lease Expiration Date shall be as set forth below.


                   Lease Rate Factor and Related Information
                   -----------------------------------------
        Periodic Lease Rate Factor:                             0.02107145

        Implicit Interest Rate:                                     10.00%

        Manufacturer's Invoice Cost:                           $600,000.00
          Less: 20% Down Payments                               120.000.00
                                                               -----------
        Net Manufacturer's Invoice Cost:                       $480,000.00

        Periodic Lease Payment (Monthly Rent):                 $ 10,114.30

                                Relevant Dates
                                --------------

First Periodic Rent Payment Date: May 1, 1995, in advance.

Periodic Rent Payment Date: The first day of each month consecutively following the First Periodic Rent Payment Date.

Last Periodic Rent Payment Date: April 1, 2000.

Lease Expiration Date: The Lease Expiration Date shall be April 30, 2000.

        3. Stipulated Loss Value. At any date, the Stipulated Loss Value of each
        ------------------------
Item of Equipment shall be defined as one hundred percent (100%) of the present value (as the term is used in financial calculations) of the remaining monthly lease rental payments as to such Item of Equipment on the last Periodic Lease Payment Date on which rent was paid, calculated at a rate of ten percent (10.0%) per annum. Any dispute over mechanics of calculation of present value shall be resolved by use of the present value functions of a Hewlett-Packard HP-17BII calculator.

        4. Acceptance. The Lessee will signify its acceptance of the Equipment
        -------------
by the execution and delivery to the Lessor of a Certificate of Acceptance in the form of Schedule H-1 hereto.

     IN WITNESS WHEREOF, the Lessor and the Lessee have caused this instrument to be duly executed on this 13th day of March 1995.



        LESSEE:                                 LESSOR:

        TELCO COMMUNICATIONS GROUP, INC.        DSC FINANCE CORPORATION

        X /s/ Donald A. Burns                   X
          -------------------------------         -------------------------
        By: Donald A. Burns                     By:
          -------------------------------         -------------------------
        Its: President                          Its:
          -------------------------------         --------------------------

TELCO COMMUNICATIONS GROUP, INC. - SCHEDULE H




     PV =        $480,000.00    PMT =     $10,114.30     5   1 1995 START DATE

     INT =             10.0%

     N =                  60


              DATE
 PMT     ----------------
  NO       MO  DAY   YR     INTEREST        PRINCIPAL         BALANCE
- -----------------------------------------------------------------------------
  1         5    1   1995          $0.00     $10,114.30        $469,885.70
  2         6    1   1995      $3,915.72      $6,198.58        $463,687.12
  3         7    1   1995      $3,864.07      $6,250.23        $457,436.89
  4         8    1   1995      $3,811.98      $6,302.32        $451,134.57
  5         9    1   1995      $3,759.46      $6,354.84        $444,779.73
  6        10    1   1995      $3,706.50      $6,407.80        $438,371.94
  7        11    1   1995      $3,653.11      $6,461.19        $431,910.74
  8        12    1   1995      $3,599.26      $6,515.04        $425,395.71
  9         1    1   1996      $3,544.97      $6,569.33        $418,826.38
 10         2    1   1996      $3,490.23      $6,624.07        $412,202.30
 11         3    1   1996      $3,435.03      $6,679.27        $405,523.03
 12         4    1   1996      $3,379.36      $6,734.93        $398,788.09
                          ------------------------------
                              $40,159.69     $81,211.91


 13         5    1   1996      $3,323.24      $6,791.06        $391,997.03
 14         6    1   1996      $3,266.65      $6,847.65        $385,149.38
 15         7    1   1996      $3,209.58      $6,904.72        $378,244.67
 16         8    1   1996      $3,152.04      $6,962.26        $371,282.41
 17         9    1   1996      $3,094.03      $7,020.27        $364,262.14
 18        10    1   1996      $3,035.52      $7,078.78        $357,183.36
 19        11    1   1996      $2,976.53      $7,137.77        $350,045.60
 20        12    1   1996      $2,917.05      $7,197.25        $342,848.35
 21         1    1   1997      $2,857.07      $7,257.22        $335,591.12
 22         2    1   1997      $2,796.60      $7,317.70        $328,273.42
 23         3    1   1997      $2,735.62      $7,378.68        $320,894.74
 24         4    1   1997      $2,674.13      $7,440.17        $313,454.57
                          ------------------------------
                              $36,038.07     $85,333.53


 25         5    1   1997      $2,612.13      $7,502.17        $305,952.39
 26         6    1   1997      $2,549.61      $7,564.69        $298,387.70
 27         7    1   1997      $2,486.57      $7,627.73        $290,759.97
 28         8    1   1997      $2,423.00      $7,691.30        $283,068.67
 29         9    1   1997      $2,358.91      $7,755.39        $275,313.28
 30        10    1   1997      $2,294.28      $7,820.02        $267,493.27
 31        11    1   1997      $2,229.11      $7,885.19        $259,608.08
 32        12    1   1997      $2,163.40      $7,950.90        $251,657.19
 33         1    1   1998      $2,097.15      $8,017.15        $243,640.03
 34         2    1   1998      $2,030.34      $8,083.96        $235,556.07
 35         3    1   1998      $1,962.97      $8,151.33        $227,404.74
 36         4    1   1998      $1,895.04      $8,219.26        $219,185.48
                          ------------------------------
                              $27,102.52     $94,269.08

              DATE
 PMT     ----------------
  NO       MO  DAY   YR     INTEREST        PRINCIPAL         BALANCE
- -----------------------------------------------------------------------------
 37         5    1   1998      $1,826.55      $8,287.75        $210,897.73
 38         6    1   1998      $1,757.48      $8,356.82        $202,540.92
 39         7    1   1998      $1,687.84      $8,426.46        $194,114.46
 40         8    1   1998      $1,617.62      $8,496.68        $185,617.79
 41         9    1   1998      $1,546.82      $8,567.48        $177,050.30
 42        10    1   1998      $1,475.42      $8,638.88        $168,411.43
 43        11    1   1998      $1,403.43      $8,710.87        $159,700.56
 44        12    1   1998      $1,330.84      $8,783.46        $150,917.10
 45         1    1   1999      $1,257.64      $8,856.66        $142,060.44
 46         2    1   1999      $1,183.84      $8,930.46        $133,129.98
 47         3    1   1999      $1,109.42      $9,004.88        $124,125.10
 48         4    1   1999      $1,034.38      $9,079.92        $115,045.18
                          ------------------------------
                              $17,231.29    $104,140.31


 49         5    1   1999        $958.71      $9,155.59        $105,889.59
 50         6    1   1999        $882.41      $9,231.89         $96,657.71
 51         7    1   1999        $805.48      $9,308.82         $87,348.89
 52         8    1   1999        $727.91      $9,386.39         $77,962.50
 53         9    1   1999        $649.69      $9,464.61         $68,497.89
 54        10    1   1999        $570.82      $9,543.48         $58,954.40
 55        11    1   1999        $491.29      $9,623.01         $49,331.39
 56        12    1   1999        $411.10      $9,703.20         $39,628.19
 57         1    1   2000        $330.24      $9,784.06         $29,844.12
 58         2    1   2000        $248.70      $9,865.60         $19,978.52
 59         3    1   2000        $166.49      $9,947.81         $10,030.71
 60         4    1   2000         $83.59     $10,030.71             ($0.00)
                          ------------------------------
                               $6,326.42    $115,045.18


  0         0    0      0          $0.00          $0.00              $0.00
  0         0    0      0          $0.00          $0.00              $0.00
  0         0    0      0          $0.00          $0.00              $0.00
  0         0    0      0          $0.00          $0.00              $0.00
  0         0    0      0          $0.00          $0.00              $0.00
  0         0    0      0          $0.00          $0.00              $0.00
  0         0    0      0          $0.00          $0.00              $0.00
  0         0    0      0          $0.00          $0.00              $0.00
  0         0    0      0          $0.00          $0.00              $0.00
  0         0    0      0          $0.00          $0.00              $0.00
  0         0    0      0          $0.00          $0.00              $0.00
  0         0    0      0          $0.00          $0.00              $0.00
                          ------------------------------
                                   $0.00          $0.00


GRAND TOTALS                 $126,858.00    $480,000.00
                          ==============================

                                 SCHEDULE H-1
            CERTIFICATE OF ACCEPTANCE OF EQUIPMENT UNDER SCHEDULE H

     To:        DSC Finance Corporation (the "Lessor")
                1000 Coit Road
                Plano, Texas 75075

I, Donald A. Burns  duly authorized inspector and authorized representative
   ---------------
TELCO COMMUNICATIONS GROUP, INC., (the "Lessee"), do hereby certify that I have accepted delivery on behalf of the Lessee pursuant to the Equipment Lease dated as of January 1, 1994, between Lessor and Lessee, the Equipment described in Schedule H attached to such Equipment Lease. Such Equipment is described as follows:

                              Items of Equipment
                              ------------------

Three (3) Refurbished Digital Trunk Frames (DTFs) each wired and equipped with 1,536 digital ports plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 092294.00 dated September 22, 1994.

        - INSTALLATION SITE (Address):  1522 N.W. 23rd Avenue
                                        Ft. Lauderdale, FL 33311

        - PLACE ACCEPTED (Address):     Same

        - DATE ACCEPTED:                March 14, 1995

The execution of this Certificate will in no way relieve or decrease the responsibility of the manufacturer of the Equipment for any warranties it has made with respect to the Equipment. The undersigned understands that you are relying on the foregoing certification in your purchase of such Equipment, and to induce you to purchase such Equipment, the undersigned agrees to settle all claims, defenses, setoffs, and counterclaims it may have with the manufacturer, distributor, or seller of such Equipment directly therewith and will not set up any thereof against you, that its obligation to you is absolute, and that you are neither the manufacturer, distributor, nor seller of such Equipment and have no knowledge or familiarity with it.

        3/14/95                                 /s/ Donald A. Burns
      ----------------------------              ---------------------------
       Date                                     Inspector and Authorized
                                                Representative of Lessee

                                   EXHIBIT A
                              Items of Equipment
                              ------------------


Three (3) Refurbished Digital Trunk Frames (DTFs) each wired and equipped with 1,536 digital ports plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 092294.00 dated September 22, 1994.

    - INSTALLATION SITE (Address):      1522 N.W. 23rd Avenue
                                        Ft. Lauderdale, FL 33311

                                  SCHEDULE I

     This Schedule I is attached to and made a part of the Equipment Lease (the "Lease") dated the 1st day of January, 1994, between DSC FINANCE CORPORATION, as Lessor, and TELCO CONVOCATIONS GROW, SC., as Lessee.

        1. Equipment. The Lessor hereby leases and lets to the Lessee, and
        -------------
Lessee hereby leases and hires from Lessor, the Items of Equipment described below:

                            Items of Equipment
                            ------------------

        One (1) DSC DEX 600E Switching System wired and equipped with LJ,360 digital ports, One (1) Signaling Point (SP) Subsystem, plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 121994.00 dated December 21, 1994.

           2. Lease Payments. The Lessee agrees to pay the Lessor monthly rent,
           -----------------
in advance and otherwise in accordance with the Lease and this schedule, for the Items of Equipment described above, an amount equal to the Periodic Lease Rate Factor, as set forth below, multiplied by the Manufacturer's Invoice Cost of such equipment, as set forth below; the first of which monthly rent payments shall be due and payable on the First Periodic Rent Payment Date, as set forth below, and continuously thereafter such monthly rent payments shall be due and payable on each Periodic Rent Payment Date, as set forth below, until the Last Periodic Rent Payment Date, as set forth below. The Lease Expiration
Date shall be as set forth below.

                   Lease Rate Factor and Related Information
                   -----------------------------------------

        Periodic Lease Rate Factor:                               0.02107145

        Implicit Interest Rate:                                       10.00%

        Manufacturer's Invoice Cost:                           $2,956,392.00
        Less: 20% Down Payment                                    591.278.40
        -------------------------------------                  -------------
        Net Manufacturer's Invoice Cost:                       $2,365,113.60

        Periodic Lease Payment (Monthly Rent):                    $49,836.37

                                Relevant Dates
                                --------------

First Periodic Rent Payment Date: July 1, 1995, in advance.

Periodic Rent Payment Date: The first day of each month consecutively following the First Periodic Rent Payment Date.

Last Periodic Rent Payment Date: June 1, 2000.

Lease Expiration Date: The Lease Expiration Date shall be June 30, 2000.

     3. Stipulated Loss Value. At any date, the Stipulated Loss Value of each
     ------------------------
Item of Equipment shall be defined as one hundred percent (100%) of the present value (as the term is used in financial calculations) of the remaining monthly lease rental payments as to such Item of Equipment on the last Periodic Lease Payment Date on which rent was paid, calculated at a rate of ten percent(10.0%) per annum. Any dispute over mechanics of calculation of present value shall be resolved by the use of the present value functions of a Hewlett-Packard HP-17BII calculator.

     4. Acceptance. The Lessee will signify its acceptance of the equipment by
     --------------
the execution and delivery to the Lessor of a Certificate of Acceptance in the form of Schedule I-1 hereto.

     IN WITNESS WHEREOF. the Lessor and the Lessee have caused this instrument to be duly executed. on this 22 day of June, 1995


     LESSEE:                            LESSOR:

     TELCO COMMUNICATIONS GROUP, INC.   DSC FINANCE CORPORATION


      X   /s/Donald A. Burns            X
         ---------------------             ------------------------

      By: Donald A. Burns               By:
         ---------------------             ------------------------

     Its: President & CEO              Its:
         ---------------------             ------------------------

                  CERTIFICATE AND DISCLAIMER OF RECORD OWNER
                        AND ANY MORTGAGE OF REAL ESTATE



1. The equipment (the "Equipment") leased by Telco Communications Group, Inc. (the "Lessee") from DSC Finance Corporation (the "Lessor") is described more fully in Exhibit "A" attached hereto, or if no enclosure is attached, such Equipment is communication equipment described in an Equipment Lease between Lessee and Lessor.

2. The original location of said Equipment will be in or on the property ("Premises") located at:

                                  800 E Main Street
                                  Chattanooga, TN 37403

3. Lessee certifies that it has no interest in the Equipment other than as Lessee and also certifies that the Premises are owned for record title purposes by the below party (the "Owner"):

Name:
Street Address:
City, State, Zip:

4. Owner certifies that it/he is the record owner of the Premises and disclaims any interest in the above Equipment.


    LESSEE:                                 OWNER OF REAL ESTATE:

    TELCO COMMUNICATIONS GROUP, INC.        Bricks in the Sticks Ltd.
                                            -----------------------------------

    X      /s/ Donald A. Burns              X      /s/ Henry G. Luken
           -------------------------               ----------------------------

    By:    Donald A. Burns                  By:    Henry G. Luken
           -------------------------               ----------------------------

    Title: President & COO                  Title: Director
           -------------------------               ----------------------------

    Date:                                   Date:
           -------------------------               ----------------------------

     PV =      $2,365,113.60     PMT =      $49,836.37   7  1  1995  START DATE

     INT =             10.0%

     N  =                 60


                     DATE
 PMT          ------------------
  NO          MO     DAY      YR      INTEREST        PRINCIPAL       BALANCE
- -----------------------------------------------------------------------------------
       1       7      1     1995          $0.00       $49,836.37      $2,315,277.23
       2       8      1     1995     $19,293.97       $30,542.40      $2,284,734.83
       3       9      1     1995     $19,039.45       $30,796.92      $2,253,937.92
       4      10      1     1995     $18,782.81       $31,053.56      $2,222,884.36
       5      11      1     1995     $18,524.03       $31,312.34      $2,191,572.03
       6      12      1     1995     $18,263.10       $31,573.27      $2,159,998.76
       7       1      1     1996     $17,999.99       $31,836.38      $2,128,162.37
       8       2      1     1996     $17,734.68       $32,101.69      $2,096,060.69
       9       3      1     1996     $17,467.17       $32,369.20      $2,063,691.49
      10       4      1     1996     $17,197.43       $32,638.94      $2,031,052.54
      11       5      1     1996     $16,925.44       $32,910.93      $1,998,141.61
      12       6      1     1996     $16,651.18       $33,185.19      $1,964,956.42
                                ----------------------------------
                                    $197,879.26      $400,157.18

      13       7      1     1996     $16,374.63       $33,461.74      $1,931,494.68
      14       8      1     1996     $16,095.79       $33,740.58      $1,897,754.10
      15       9      1     1996     $15,314.62       $34,021.75      $1,863,732.35
      16      10      1     1996     $15,531.10       $34,305.27      $1,829,427.08
      17      11      1     1996     $15,245.22       $34,591.15      $1,794,835.93
      18      12      1     1996     $14,956.96       $34,879.41      $1,759,956.53
      19       1      1     1997     $14,666.30       $35,170.07      $1,724,786.46
      20       2      1     1997     $14,373.22       $35,463.15      $1,689,323.31
      21       3      1     1997     $14,077.69       $35,758.68      $1,653,564.63
      22       4      1     1997     $13,779.70       $36,056.67      $1,617,507.96
      23       5      1     1997     $13,479.23       $36,357.14      $1,581,150.82
      24       6      1     1997     $13,176.26       $36,660.11      $1,544,490.71
                                ----------------------------------
                                    $177,070.72      $420,465.71


      25       7      1     1997     $12,870.75       $36,965.62      $1,507,525.09
      26       8      1     1997     $12,562.71       $37,273.66      $1,470,251.43
      27       9      1     1997     $12,252.09       $37,584.28      $1,432,667.16
      28      10      1     1997     $11,938.89       $37,897.48      $1,394,769.68
      29      11      1     1997     $11,623.08       $38,213.29      $1,356,556.39
      30      12      1     1997     $11,304.64       $38,531.73      $1,318,024.65
      31       1      1     1998     $10,983.54       $38,852.83      $1,279,171.82
      32       2      1     1998     $10,659.76       $39,176.61      $1,239,995.21
      33       3      1     1998     $10,333.29       $39,503.08      $1,200,492.14
      34       4      1     1998     $10,004.10       $39,832.27      $1,160,659.87
      35       5      1     1998      $9,672.16       $40,164.21      $1,120,495.66
      36       6      1     1998      $9,337.46       $40,498.91      $1,079,996.75
                                ----------------------------------
                                    $133,542.48      $461,493.96

      37       7      1     1998      $8,999.97       $40,836.40      $1,039,160.35
      38       8      1     1998      $8,659.67       $41,176.70        $997,983.65
      39       9      1     1998      $8,316.53       $41,519.84        $956,463.81
      40      10      1     1998      $7,970.53       $41,865.84        $914,597.97
      41      11      1     1998      $7,621.65       $42,214.72        $872,383.25
      42      12      1     1998      $7,269.86       $42,566.51        $829,816.74
      43       1      1     1999      $6,915.14       $42,921.23        $786,895.51
      44       2      1     1999      $6,557.46       $43,278.91        $743,616.60
      45       3      1     1999      $6,196.80       $43,639.57        $699,977.04
      46       4      1     1999      $5,833.14       $44,003.23        $655,973.81
      47       5      1     1999      $5,466.45       $44,369.92        $611,603.89
      48       6      1     1999      $5,096.70       $44,739.67        $566,864.21
                                ----------------------------------
                                     $84,903.90      $513,132.54


      49       7      1     1999      $4,723.87       $45,112.50        $521,751.71
      50       8      1     1999      $4,347.93       $45,488.44        $476,263.27
      51       9      1     1999      $3,968.86       $45,367.51        $430,395.76
      52      10      1     1999      $3,586.63       $46,249.74        $384,146.02
      53      11      1     1999      $3,201.22       $46,635.15        $337,510.87
      54      12      1     1999      $2,812.59       $47,023.78        $290,487.09
      55       1      1     2000      $2,420.73       $47,415.64        $243,071.45
      56       2      1     2000      $2,025.60       $47,810.77        $195,260.67
      57       3      1     2000      $1,627.17       $48,209.60        $147,051.47
      58       4      1     2000      $1,225.43       $48,610.94         $98,440.53
      59       5      1     2000        $820.34       $49,016.03         $49,424.50
      60       6      1     2000        $411.87       $49,424.50              $0.00
                                ----------------------------------
                                     $31,172.23     $566,864.21

       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
                                ----------------------------------
                                          $0.00           $0.00

GRAND TOTALS                        $625,068.60   $2,365,113.60
                                ==================================

                                   EXHIBIT A

                              Items of Equipment
                              ------------------

One (1) ESC DEX 600E Switching System wired and equipped with 15,360 digital ports, One (1) Signaling Point (SP) Subsystem, Plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 121994.00 dated December 21, 1994.

        - INSTALLATION SITE (Address):  800 E Main Street
                                        Chattanooga, TN 37403

                                  SCHEDULE J

        This Schedule J is attached to and made a part of the Equipment Lease (the "Lease") dated the 1st day of January, 1994, between DSC FINANCE CORPORATION, as Lessor, and TELCO COMMUNICATIONS GROUP, INC., as Lessee.

        1. Equipment.  The Lessor hereby leases and lets to the Lessee, and
        -------------
Lessee hereby leases and hires from Lessor, the Items of Equipment described below:

                              Items of Equipment
                              ------------------

        Six (6) refurbished Digital Trunk Frames (DTFs) each wired and equipped with 1,536 digital ports, plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Numbers 020795.10 and 020795.20, each dated February 7, 1995.

        2. Lease Payments. The Lessee agrees to pay the Lessor monthly rent, in
        ------------------
advance and otherwise in accordance with the Lease and this schedule, for the Items of Equipment described above, an amount equal to the Periodic Lease Rate Factor, as set forth below, multiplied by the Manufacturer's Invoice Cost of such equipment, as set forth below; the first of which monthly rent payments shall be due and payable on the First Periodic Rent Payment Date, as set forth below, and continuously thereafter such monthly rent payments shall be due and payable on each Periodic Rent Payment Date, as set forth below, until the Last Periodic Rent Payment Date, as set forth below. The Lease Expiration Date shall be as set forth below.

                   Lease Rate Factor and Related Information
                   -----------------------------------------

Periodic Lease Rate Factor:                                           0.02107145

Implicit Interest Rate:                                                   10.00%

Manufacturer's Invoice Cost:                                       $1,238,608.00
  Less: 20% Down Payment                                              247,721.60
                                                                   -------------
Net Manufacturer's Invoice Cost:                                   $  990,886,40

Periodic Lease Payment (Monthly Rent):                                $20,879.41


                                Relevant Dates
                                --------------

First Periodic Rent Payment Date:  July 1, 1995, in advance.

Periodic Rent Payment Date:  The first day of each month consecutively following the First Periodic Rent Payment Date.

Last Periodic Rent Payment Date:  June 1, 2000.

Lease Expiration Date:  The Lease Expiration Date shall be June 30, 2000.

PV  =     $990,886.40     PMT -    20,879.41     7     1     1995    START DATE
INT =           10.0%
N   =              60


PMT    DATE
 NO   MO  DAY   YR   INTEREST             PRINCIPAL                  BALANCE
- -------------------------------------------------------------------------------------
  1    7    1  1995         $0.00               $20,879.41              $970,006.99
  2    8    1  1995     $8,083.39               $12,796.02              $957,210.97
  3    9    1  1995     $7,976.75               $12,902.66              $944,308.31
  4   10    1  1995     $7,869.23               $13,010.18              $931,298.13
  5   11    1  1995     $7,760.81               $13,118.60              $918,179.54
  6   12    1  1995     $7,651.49               $13,227.92              $904,951.62
  7    1    1  1996     $7,541.26               $13,338.15              $891,613.47
  8    2    1  1996     $7,430.11               $13,449.30              $878,164.17
  9    3    1  1996     $7,318.03               $13,561.38              $864,602.79
 10    4    1  1996     $7,205.02               $13,674.39              $850,928.40
 11    5    1  1996     $7,091.07               $13,788.34              $837,140.05
 12    6    1  1996     $6,976.16               $13,903.25              $823,236.81
                    ---------------------------------------
                       $82,903.33              $167,649.59


 13    7    1  1996     $6,860.30               $14,019.11              $809,217.70
 14    8    1  1996     $6,743.48               $14,135.93              $795,081.77
 15    9    1  1996     $6,625.68               $14,253.73              $780,828.03
 16   10    1  1996     $6,506.90               $14,372.51              $766,455.52
 17   11    1  1996     $6,387.13               $14,492.28              $751,963.24
 18   12    1  1996     $6,266.36               $14,613.05              $737,350.18
 19    1    1  1997     $6,144.58               $14,734.83              $722,615.35
 20    2    1  1997     $6,021.79               $14,857.62              $707,757.74
 21    3    1  1997     $5,897.98               $14,981.43              $692,776.30
 22    4    1  1997     $5,773.13               $15,106.28              $677,670.03
 23    5    1  1997     $5,647.25               $15,232.16              $662,437.86
 24    6    1  1997     $5,520.31               $15,359.10              $647,078.77
                    ---------------------------------------
                       $74,394.38              $176,158.04

 25    7    1  1997     $5,392.32               $15,487.09              $631,591.68
 26    8    1  1997     $5,263.26               $15,616.15              $615,975.53
 27    9    1  1997     $5,133.13               $15,746.28              $600,229.34
 28   10    1  1997     $5,001.91               $15,877.50              $584,351.74
 29   11    1  1997     $4,869.60               $16,009.81              $568,341.93
 30   12    1  1997     $4,736.18               $16,143.23              $552,198.70
 31    1    1  1998     $4,601.65               $16,277.76              $535,920.94
 32    2    1  1998     $4,466.01               $16,413.40              $519,507.54
 33    3    1  1998     $4,329.23               $16,550.18              $502,957.35
 34    4    1  1998     $4,191.31               $16,688.10              $486,269.25
 35    5    1  1998     $4,052.24               $16,827.17              $469,442.08
 26    6    1  1998     $3,912.02               $16,967.39              $452,474.69
                    ---------------------------------------
                       $55,948.84              $194,604.08




PMT    DATE
 NO   MO  DAY   YR   INTEREST             PRINCIPAL                  BALANCE
- -------------------------------------------------------------------------------------
 37    7    1  1998     $3,770.62               $17,108.79              $435,365.90
 38    8    1  1998     $3,628.05               $17,251.36              $418,114.54
 39    9    1  1998     $3,484.29               $17,395.12              $400,719.41
 40   10    1  1998     $3,339.33               $17,540.08              $383,179.33
 41   11    1  1998     $3,193.16               $17,686.25              $365,493.08
 42   12    1  1998     $3,045.77               $17,833.64              $347,659.44
 43    1    1  1999     $2,897.16               $17,982.25              $329,677.19
 44    2    1  1999     $2,747.31               $18,132.10              $311,545.09
 45    3    1  1999     $2,596.21               $18,283.20              $293,261.89
 46    4    1  1999     $2,443.85               $18,435.56              $274,826.33
 47    5    1  1999     $2,290.22               $18,589.19              $256,237.13
 48    6    1  1999     $2,135.31               $18,744.10              $237,493.03
                    ---------------------------------------
                       $35,571.26              $214,981.66


 49    7    1  1999     $1,979.11               $18,900.30              $218,592.73
 50    8    1  1999     $1,821.61               $19,057.80              $199,534.92
 51    9    1  1999     $1,662.79               $19,216.62              $180,318,30
 52   10    1  1999     $1,502.65               $19,376.76              $160,041.55
 53   11    1  1999     $1,341.18               $19,538.23              $141,403.32
 54   12    1  1999     $1,178.36               $19,701.05              $121,702.27
 55    1    1  2000     $1,014.18               $19,865.23              $101,337.04
 56    2    1  2000       $848.64               $20,030.77               $81,806.27
 57    3    1  2000       $681.72               $20,197.69               $61,608.58
 58    4    1  2000       $513.40               $20,366.01               $41,242.58
 59    5    1  2000       $343.69               $20,535.72               $20,706.85
 60    6    1  2000       $172.56               $20,706.85                    $0.00
                    ---------------------------------------
                       $13,059.89              $237,493.03



  0    0    0     0         $0.00                    $0.00                    $0.00
  0    0    0     0         $0.00                    $0.00                    $0.00
  0    0    0     0         $0.00                    $0.00                    $0.00
  0    0    0     0         $0.00                    $0.00                    $0.00
  0    0    0     0         $0.00                    $0.00                    $0.00
  0    0    0     0         $0.00                    $0.00                    $0.00
  0    0    0     0         $0.00                    $0.00                    $0.00
  0    0    0     0         $0.00                    $0.00                    $0.00
  0    0    0     0         $0.00                    $0.00                    $0.00
  0    0    0     0         $0.00                    $0.00                    $0.00
  0    0    0     0         $0.00                    $0.00                    $0.00
  0    0    0     0         $0.00                    $0.00                    $0.00
                    ---------------------------------------
                            $0.00                    $0.00


GRAND TOTALS           $261,378.20             $990,886.40
                    =======================================

        3. Stipulated Loss Value. At any date, the Stipulated Loss Value of each
        ------------------------
Item of Equipment shall be defined as one hundred percent (100%) of the present value (as the term is used in financial calculations) of the remaining monthly lease rental payments as to such Item of Equipment on the last Periodic Lease Payment Date on which rent was paid, calculated at a rate of ten percent (10.0%) per annum. Any dispute over mechanics of calculation of present value shall be resolved by use of the present value functions of a Hewlett-Packard HP-17BII calculator.

        4. Acceptance. The Lessee will signify its acceptance of the Equipment
        -------------
by the execution and delivery to the Lessor of a Certificate of Acceptance in the form of Schedule H-1 hereto.

     IN WITNESS WHEREOF, the Lessor and the Lessee have caused this instrument to be duly executed on this 22nd day of June 1995.



        LESSEE:                                 LESSOR:

        TELCO COMMUNICATIONS GROUP, INC.        DSC FINANCE CORPORATION

        X /s/ Donald A. Burns                   X
          -------------------------------         -------------------------
        By: Donald A. Burns                     By:
          -------------------------------         -------------------------
        Its: President & CEO                    Its:
          -------------------------------         --------------------------

                                   EXHIBIT A

                              Items of Equipment
                              ------------------


Six (6) refurbished Digital Trunk Frames (DTFs) each wired and equipped with 1,536 digital ports, plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Numbers 020795.10 and 020795.20, each dated February 7, 1995.

     -INSTALLATION SITE (Address):             Suite 210
                                               1220 L Street NW
                                               Washington, DC  20005

                  CERTIFICATE AND DISCLAIMER OF RECORD OWNER
                        AND ANY MORTGAGE OF REAL ESTATE

1. The equipment (the "Equipment") leased by Telco Communications Group, Inc. (the "Lessee") from DSC Finance Corporation (the "Lessor") is described more fully in Exhibit "A" attached hereto, or if no enclosure is attached, such Equipment is communication equipment described in an Equipment Lease between Lessee and Lessor.

2. The original location of said Equipment will be in or on the property ("Premises") located at:

                                                Suite 210
                                                1220 L Street NW
                                                Washington, DC 2005

3. Lessee certifies that it has no interest in the Equipment other than as Lessee and also certifies that the Premises are owned for record title purposes by the below party (the "Owner"):

Name:
Street Address:
City, State, Zip:

4. Owner certifies that it/he is the record owner of the Premises and disclaims any interest in the above Equipment.

5. Owner further certifies that said premises are mortgaged to or given as security/collateral for loans from the below named party ("Mortgagee") (if no Mortgage, write "None" below):

Name:
Address:
City, State, Zip:

6. Mortgagee disclaims any interest in the above Equipment.

LESSEE:                                   OWNER OF REAL ESTATE:

TELCO COMMUNICATIONS GROUP, INC.          Backs in the Sticks Ltd.
                                          -------------------------------
X      [Signature appears here]           X      [Signature appears here]
       -------------------------                 ------------------------
By:    [Signature appears here]           By:    [Signature appears here]
       -------------------------                 ------------------------
Title: President                          Title: Director
       -------------------------                 ------------------------
Date:  June 22, 1995                       Date: [                      ]
       -------------------------                 ------------------------



MORTGAGEE OF REAL ESTATE:

                                  SCHEDULE K

This Schedule K is attached to and made a part of the Equipment Lease (the "Lease") dated the 1st day of January, 1994, between DSC FINANCE CORPORATION, as Lessor, and DELCO COMMUNICATIONS GROUP, INC., as Lessee.

        1. Equipment. The Lessor hereby leases and lets to the Lessee, and
        ------------
Lessee hereby leases and hires from Lessor, the Items of Equipment described below:

                              Items of Equipment
                              ------------------

     One (1) DSC DEX 600E Switching System wired and equipped with 10,752 digital ports, One (1) Refurbished Signaling Point (SP) Subsystem, plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Numbers 062094.30, dated June 20, 1994 and 062094.31, dated February 7, 1995.

        2. Lease Payments. The Lessee agrees to pay the Lessor monthly rent, in
        -----------------
advance and otherwise in accordance with the Lease and this schedule, for the Items of Equipment described above, an amount equal to the Periodic Lease Rate Factor, as set forth below, multiplied by the Manufacturer's Invoice Cost of such equipment, as set forth below; the first of which monthly rent payments shall be due and payable on the First Periodic Rent Payment Date, as set forth below, and continuously thereafter such monthly rent payments shall be due and payable on each Periodic Rent Payment Date, as set forth below, until the Last Periodic Rent Payment Date, as set forth below. The Lease Expiration Date shall be as set forth below.

                   Lease Rate Factor and Related Information
                   -----------------------------------------

     Periodic Lease Rate Factor:                               0.02107145

     Implicit Interest Rate:                                       10.00%

     Manufacturer's Invoice Cost:                           $2,355,000.00
       Less: 20% Down Payment                                  471,000.00
                                                            -------------
     Net Manufacturer's Invoice Cost:                       $1,884,000.00

     Periodic Lease Payment (Monthly Rent):                    $39,698.61

                                Relevant Dates
                                --------------

        First Periodic Rent Payment Date: September 1, 1995, in advance.

        Periodic Rent Payment Date: The first day of each month consecutively following the First Periodic Rent Payment Date.

        Last Periodic Rent Payment Date: August 1, 2000.

        Lease Expiration Date: The Lease Expiration Date shall be August 31,
        2000.

        3. Stipulated Loss Value. At any date, the Stipulated-Loss Value of each
        ------------------------
Item of Equipment shall be defined as one hundred percent (100%) of the present value (as the term is used in financial calculations) of the remaining monthly lease rental payments as to Such Item of Equipment on the last Periodic Lease Payment Date on Which rent was paid, calculated at a rate of ten percent (10.0|~~10%) per annum. Any dispute over mechanics of calculation of present value shall be resolved by use of the present value functions of a Hewlett-Packard HP-17BU calculator.

        4. Acceptance. The Lessee will signify its acceptance of the Equipment
        -------------
by the execution and delivery to the Lessor of a Certificate of Acceptance in the form of Schedule K-1 hereto.


     IN WITNESS WHEREOF, the Lessor and the Lessee have caused this instrument to be duly executed on this 22nd day of June 1995.



        LESSEE:                                 LESSOR:

        TELCO COMMUNICATIONS GROUP, INC.        DSC FINANCE CORPORATION

        X /s/ Donald A. Burns                   X
          -------------------------------         -------------------------
        By: Donald A. Burns                     By:
          -------------------------------         -------------------------
        Its: President & CEO                    Its:
          -------------------------------         --------------------------

TELCO COMMUNICATIONS GROUP, INC. SCHEDULE B



     PV =      $1,884,000.00     PMT =      $39,698.61    9  1  1995  START DATE

     INT =            10.00%

     N  =                 60


                    DATE
PAYMENT   ------------------------
  NO          MO     DAY     YR       INTEREST        PRINCIPAL       BALANCE
- -----------------------------------------------------------------------------------
   1           9      1     1995          $0.00       $39,698.61      $1,844,301.39
   2          10      1     1995     $15,369.18       $24,329.43      $1,819,971.96
   3          11      1     1995     $15,166.43       $24,532.18      $1,795,439.78
   4          12      1     1995     $14,962.00       $24,736.61      $1,770,703.17
   5           1      1     1996     $14,755.86       $24,942.75      $1,745,760.42
   6           2      1     1996     $14,548.00       $25,150.61      $1,720,609.81
   7           3      1     1996     $14,338.41       $25,360.20      $1,695,249.61
   8           4      1     1996     $14,127.08       $25,571.53      $1,669,678.08
   9           5      1     1996     $13,913.98       $25,784.63      $1,643,893.46
  10           6      1     1996     $13,699.11       $25,999.50      $1,617,893.96
  11           7      1     1996     $13,482.45       $26,216.16      $1,591,677.80
  12           8      1     1996     $13,263.98       $26,434.63      $1,565,243.17
                                ----------------------------------
                                    $157,626.49      $318,756.83

  13           9      1     1996     $13,043.69       $26,654.92      $1,538,588.25
  14          10      1     1996     $12,821.57       $26,877.04      $1,511,711.21
  15          11      1     1996     $12,597.59       $27,101.02      $1,484,610.19
  16          12      1     1996     $12,371.75       $27,326.86      $1,457,283.33
  17           1      1     1997     $12,144.03       $27,554.58      $1,429,728.75
  18           2      1     1997     $11,914.41       $27,784.20      $1,401,944.54
  19           3      1     1997     $11,682.87       $28,015.74      $1,373,928.80
  20           4      1     1997     $11,449.41       $28,249.20      $1,345,679.60
  21           5      1     1997     $11,214.00       $28,484.61      $1,317,194.99
  22           6      1     1997     $10,976.62       $28,721.99      $1,288,473.00
  23           7      1     1997     $10,737.27       $28,961.34      $1,259,511.66
  24           8      1     1997     $10,495.93       $29,202.68      $1,230,308.98
                                ----------------------------------
                                    $141,449.14      $334,934.18

  25           9      1     1997     $10,252.57       $29,446.04      $1,200,862.95
  26          10      1     1997     $10,007.19       $29,691.42      $1,171,171.53
  27          11      1     1997      $9,759.76       $29,938.85      $1,141,232.68
  28          12      1     1997      $9,510.27       $30,188.34      $1,111,044.34
  29           1      1     1998      $9,258.70       $30,349.91      $1,080,604.44
  30           2      1     1998      $9,005.04       $30,693.57      $1,049,910.86
  31           3      1     1998      $8,749.26       $30,949.35      $1,018,961.51
  32           4      1     1998      $8,491.35       $31,207.26        $987,754.24
  33           5      1     1998      $8,231.28       $31,467.33        $956,286.92
  34           6      1     1998      $7,969.06       $31,729.55        $924,557.37
  35           7      1     1998      $7,704.64       $31,993.97        $892,563.40
  36           8      1     1998      $7,438.03       $32,260.58        $860,302.82
                                ----------------------------------
                                    $106,377.15      $370,006.17

  37           9      1     1998      $7,169.19       $32,529.42        $827,773.40
  38          10      1     1998      $6,898.11       $32,800.50        $794,972.90
  39          11      1     1998      $6,624.77       $33,073.84        $761,899.06
  40          12      1     1998      $6,349.16       $33,349.45        $728,549.61
  41           1      1     1999      $6,071.25       $33,627.36        $694,922.25
  42           2      1     1999      $5,791.02       $33,907.59        $661,014.66
  43           3      1     1999      $5,508.46       $34,190.15        $626,824.50
  44           4      1     1999      $5,223.54       $34,475.07        $592,349.43
  45           5      1     1999      $4,936.24       $34,762.37        $557,587.06
  46           6      1     1999      $4,646.56       $35,052.05        $522,535.01
  47           7      1     1999      $4,354.46       $35,344.15        $487,190.86
  48           8      1     1999      $4,059.92       $35,638.69        $451,552.17
                                ----------------------------------
                                     $67,632.68      $408,750.64

  49           9      1     1999      $3,762.93       $35,935.68        $415,616.50
  50          10      1     1999      $3,463.47       $36,235.14        $379,381.36
  51          11      1     1999      $3,161.51       $36,537.10        $342,844.26
  52          12      1     1999      $2,857.04       $36,841.57        $306,002.69
  53           1      1     2000      $2,550.02       $37,148.59        $268,854.10
  54           2      1     2000      $2,240.45       $37,458.16        $231,395.94
  55           3      1     2000      $1,928.30       $37,770.31        $193,625.63
  56           4      1     2000      $1,613.55       $38,085.06        $155,540.57
  57           5      1     2000      $1,296.17       $38,402.44        $117,138.13
  58           6      1     2000        $976.15       $38,722.46         $78,415.67
  59           7      1     2000        $653.46       $39,045.15         $39,370.52
  60           8      1     2000        $328.09       $39,370.52            (50.00)
                                ----------------------------------
                                     $24,831.14     $451,552.17

   0           0      0        0          $0.00           $0.00               $0.00
   0           0      0        0          $0.00           $0.00               $0.00
   0           0      0        0          $0.00           $0.00               $0.00
   0           0      0        0          $0.00           $0.00               $0.00
   0           0      0        0          $0.00           $0.00               $0.00
   0           0      0        0          $0.00           $0.00               $0.00
   0           0      0        0          $0.00           $0.00               $0.00
   0           0      0        0          $0.00           $0.00               $0.00
   0           0      0        0          $0.00           $0.00               $0.00
   0           0      0        0          $0.00           $0.00               $0.00
   0           0      0        0          $0.00           $0.00               $0.00
   0           0      0        0          $0.00           $0.00               $0.00
                                ----------------------------------
                                          $0.00           $0.00

GRAND TOTALS                        $497,916.60   $1,884,000.00
                                ==================================

                  CERTIFICATE AND DISCLAIMER OF RECORD OWNER
                        AND ANY MORTGAGE OF REAL ESTATE


1. The equipment (the "Equipment") leased by Telco Communications Group,
Inc. (the "Lessee") from DSC Finance Corporation (the "Lessor") is described more fully in Exhibit "A" attached hereto, or if no enclosure is attached, such Equipment is communication equipment described in an Equipment Lease between Lessee and Lessor.

2. The original location of said Equipment will be in or on the property ("Premises") located at:

                                Suite 500
                                101 West Second Street
                                Davenport, IA 52801

3. Lessee certifies that it has no interest in the Equipment other than as Lessee and also certifies that the Premises are owned for record title purposes by the below party (the "Owner"):

Name:
Street Address:
City, State, Zip:

4. Owner certifies that it/he is the record owner of the Premises and disclaims any interest in the above Equipment.

5. Owner further certifies that said premises are mortgaged to or given as security/collateral for loans from the below named party ("Mortgagee") (if no Mortgage, write "None" below):

Name:
Address:
City, State, Zip:

6. Mortgagee disclaims any interest in the above Equipment.

        LESSEE:                                 OWNER OF REAL ESTATE:

        TELCO COMMUNICATIONS GROUP, INC.        Bricks in the Sticks, Ltd.

        X /s/ Donald A. Burns                   X   /s/ Henry G. Luken III
          -------------------------------         -------------------------
        By:   Donald A. Burns                   By:     Henry G. Luken III
          -------------------------------         -------------------------
        Title: President & CEO                  Title: Director
              ---------------------------            ----------------------
        Date: June 22, 1995                     Date:
              ---------------------------            ----------------------

                                   EXHIBIT A

                              Items of Equipment
                              ------------------


One (1) DSC DEX 600E Switching System wired and equipped with 10,752 digital ports, One (1) Refurbished Signaling Point (SP) Subsystem, plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Numbers 062094.30, dated June 20, 1994 and 062094.31, dated February 7, 1995.

       -INSTALLATION SITE (Address):     Suite 500
                                         101 West Second Street
                                         Davenport, IA 52801

     PV =      $2,340,000.00    PMT =     $49,307.19     9   1 1995 START DATE

     INT =             10.0%

     N =                  60


              DATE
 PMT     ----------------
  NO       MO  DAY   YR     INTEREST        PRINCIPAL         BALANCE
- -----------------------------------------------------------------------------
  1         9    1   1995          $0.00     $49,307.19        $2,290,692.81
  2        10    1   1995     $19,089.10     $30,218.09        $2,260,474.72
  3        11    1   1995     $18,837.29     $30,469.90        $2,230,004.82
  4        12    1   1995     $18,583.37     $30,723.82        $2,199,281.00
  5         1    1   1996     $18,327.34     $30,979.85        $2,168,301.15
  6         2    1   1996     $18,069.17     $31,238.02        $2,137,063.14
  7         3    1   1996     $17,808.86     $31,498.33        $2,105,564.80
  8         4    1   1996     $17,546.37     $31,760.82        $2,073,803.98
  9         5    1   1996     $17,281.70     $32,025.49        $2,041,778.49
 10         6    1   1996     $17,014.82     $32,292.37        $2,009,486.12
 11         7    1   1996     $16,745.72     $32,561.47        $1,976,924.65
 12         8    1   1996     $16,474.37     $32,832.82        $1,944,091.83
                          ------------------------------
                             $195,778.11    $395,908.17


 13         9    1   1996     $16,200.76     $33,106.43        $1,910,985.40
 14        10    1   1996     $15,924.88     $33,382.31        $1,877,603.09
 15        11    1   1996     $15,646.69     $33,660.50        $1,843,942.59
 16        12    1   1996     $15,366.19     $33,941.00        $1,810,001.58
 17         1    1   1997     $15,083.34     $34,223.85        $1,775,777.74
 18         2    1   1997     $14,798.15     $34,509.04        $1,741,268.69
 19         3    1   1997     $14,510.57     $34,796.62        $1,706,472.07
 20         4    1   1997     $14,220.60     $35,086.59        $1,671,385.48
 21         5    1   1997     $13,928.21     $35,378.98        $1,636,006.50
 22         6    1   1997     $13,633.39     $35,673.80        $1,600,332.70
 23         7    1   1997     $13,336.10     $35,971.09        $1,564,361.61
 24         8    1   1997     $13,036.35     $36,270.84        $1,528,090.77
                          ------------------------------
                             $175,685.22    $416,001.06


 25         9    1   1997     $12,734.09     $36,573.10        $1,491,517.67
 26        10    1   1997     $12,429.31     $36,877.88        $1,454,639.79
 27        11    1   1997     $12,122.00     $37,185.19        $1,417,454.60
 28        12    1   1997     $11,812.12     $37,495.07        $1,379,959.53
 29         1    1   1998     $11,499.66     $37,807.53        $1,342,152.00
 30         2    1   1998     $11,184.60     $38,122.59        $1,304,029.41
 31         3    1   1998     $10,866.91     $38,440.28        $1,265,589.13
 32         4    1   1998     $10,546.57     $38,760.62        $1,226,828.51
 33         5    1   1998     $10,223.57     $39,083.62        $1,187,744.89
 34         6    1   1998      $9,897.87     $39,409.32        $1,148,335.57
 35         7    1   1998      $9,569.46     $39,737.73        $1,108,597.85
 36         8    1   1998      $9,238.31     $40,068.88        $1,068,528.97
                          ------------------------------
                             $132,124.48    $459,561.80

              DATE
 PMT     ----------------
  NO       MO  DAY   YR     INTEREST        PRINCIPAL         BALANCE
- -----------------------------------------------------------------------------
 37         9    1   1998      $8,904.41     $40,402.78        $1,028,126.19
 38        10    1   1998      $8,567.72     $40,739.47          $987,386.71
 39        11    1   1998      $8,228.22     $41,078.97          $946,307.75
 40        12    1   1998      $7,885.90     $41,421.29          $904,886.45
 41         1    1   1999      $7,540.72     $41,766.47          $863,119.98
 42         2    1   1999      $7,192.67     $42,114.52          $821,005.46
 43         3    1   1999      $6,841.71     $42,465.48          $778,539.98
 44         4    1   1999      $6,487.83     $42,819.36          $735,720.62
 45         5    1   1999      $6,131.00     $43,176.19          $692,544.44
 46         6    1   1999      $5,771.20     $43,535.99          $649,008.45
 47         7    1   1999      $5,408.40     $43,898.79          $605,109.66
 48         8    1   1999      $5,042.58     $44,264.61          $560,845.05
                          ------------------------------
                              $84,002.36    $507,683.92


 49         9    1   1999      $4,673.71     $44,633.48          $516,211.57
 50        10    1   1999      $4,301.76     $45,005.43          $471,206.14
 51        11    1   1999      $3,926.72     $45,380.47          $425,825.67
 52        12    1   1999      $3,548.55     $45,758.64          $380,067.03
 53         1    1   2000      $3,167.22     $46,139.97          $333,927.06
 54         2    1   2000      $2,782.73     $46,524.46          $287,402.60
 55         3    1   2000      $2,395.02     $46,912.17          $240,490.43
 56         4    1   2000      $2,004.09     $47,303.10          $193,187.32
 57         5    1   2000      $1,609.89     $47,697.30          $145,490.03
 58         6    1   2000      $1,212.42     $48,094.77           $97,395.26
 59         7    1   2000        $811.63     $48,495.56           $48,899.69
 60         8    1   2000        $407.50     $48,899.69                $0.00
                          ------------------------------
                              $30,841.23    $560,845.05


  0         0    0      0          $0.00          $0.00                $0.00
  0         0    0      0          $0.00          $0.00                $0.00
  0         0    0      0          $0.00          $0.00                $0.00
  0         0    0      0          $0.00          $0.00                $0.00
  0         0    0      0          $0.00          $0.00                $0.00
  0         0    0      0          $0.00          $0.00                $0.00
  0         0    0      0          $0.00          $0.00                $0.00
  0         0    0      0          $0.00          $0.00                $0.00
  0         0    0      0          $0.00          $0.00                $0.00
  0         0    0      0          $0.00          $0.00                $0.00
  0         0    0      0          $0.00          $0.00                $0.00
  0         0    0      0          $0.00          $0.00                $0.00
                          ------------------------------
                                   $0.00          $0.00


GRAND TOTALS                 $618,431.40  $2,340,000.00
                          ==============================

                                  SCHEDULE L


     This Schedule L is attached to and made a part of the Equipment Lease (the "Lease") dated the I st day of January, 1994, between DSC FINANCE CORPORATION, as Lessor, and DELCO COMMUNICATIONS GROUP, INC., as Lessee.

     1. Equipment. The Lessor hereby leases and lets to the Lessee, and Lessee
     ------------
hereby leases and hires from Lessor, the Items of Equipment described below:

                              Items of Equipment
                              -------------------

     One (1) DSC DEX 600E Switching System wired and equipped with 15,360 digital ports, One (1) Refurbished Signaling Point (SP) Subsystems plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Numbers 062094.iO dated June 20, 1994, 092294.00 dated September 22, 1994 and 062094.3 1 dated February 7, 1995.

     2. Lease Payments. The Lessee agrees to paV the Lessor monthly rent, in
     -----------------
advance and otherwise in accordance with the Lease and this schedule, for the Items of Equipment described above, an amount equal to the Periodic Lease Rate Factor, as set forth below, multiplied by the Manufacturer's Invoice Cost of such equipment, as set forth below; the first of which monthly rent payments shall be due and payable on the First Periodic Rent Payment Date, as set forth below, and continuously thereafter such monthly rent payments shall be due and payable on each Periodic Rent Payment Date, as set forth below, until the Last Periodic Rent Payment Date, as set forth below. The Lease Expiration Date shall be as set forth below.



                   Lease Rate Factor and Related Information
                   -----------------------------------------
     Periodic Lease Rate Factor:                   0.02107145

     Implicit Interest Rate:                           10.00%

     Manufacturer's Invoice Cost:               $2,925,000.00
       Less: 20% Down Payment                     $585,000.00
                                                -------------
     Net Manufacturer's Invoice Cost:           S2,340,000.00

     Periodic Lease Payment (Monthly Rent):       $49,307. 19

                                Relevant Dates
                                --------------

     First Periodic Rent Payment Date: September 1, 1995, in advance.

     Periodic Rent Payment Date: The first day of each month consecutively following the First Periodic Rent Payment Date.

     Last Periodic Rent Payment Date: August 1, 2000.

     Lease Expiration Date: The Lease Expiration Date shall be August 31, 2000.

     3. Stipulated Loss Value. At any date, the Stipulated Loss Value of each
     ------------------------
Item of Equipment shall be defined as one hundred percent (100%) of the present value (as the term is used in financial calculations) of the remaining monthly lease rental payments as to such Item of Equipment on the last Periodic Lease Payment Date on Which rent was paid, calculated at a rate of ten percent
(10.0%) per annum. Any dispute over mechanics of calculation of present value shall be resolved by use of the present value functions of a Hewlett Packard HPI 17BII calculator.

     4. Acceptance. The Lessee Will signify its acceptance of the Equipment
     -------------
by the execution and delivery to the Lessor of a Certificate of Acceptance in the form of Schedule Ll hereto.

     IN WITNESS HEREOF, the Lessor and the Lessee have caused this instrument to be duly executed, on this 22nd day of June, 1995.

       LESSEE:                          LESSOR:


TELCO COMMUNICATIONS GROUP, INC.         DSC FINANCE CORPORATION

X /s/ Donald A. Burns                    X
  -------------------------------         -----------------------------
By: /s/ Donald A. Burns                 By:
  -------------------------------         -----------------------------
Its: President                         Its:
  -------------------------------         -----------------------------

                                  SCHEDULE M


This Schedule M is attached to and made a part of the Equipment Lease (the "Lease") dated the 1st (day of January, 1994, between DSC FINANCE CORPORATION, as Lessor, and TELCO COMMUNICATIONS GROUP, INC., as Lessee.

      1. Equipment. The Lessor hereby leases and lets to the Lessee, and
      ------------

Lessee hereby leases and hires from Lessor, the Items of Equipment described below:


                              Items of Equipment
                              ------------------

     Two (2) Refurbished Digital Trunk Frames (DTFs) each wired and equipped with 1,536 digital ports plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 020795.10 dated February 7, 1995. One
(1) Control Point (CP) Subsystem plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 092294.00 dated September 22, 1994. One (1) Power Upgrade plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 062895.30 dated June 28, 1995.

     2. Lease Payments. The Lessee agrees to pay the Lessor monthly rent, in
     -----------------
advance and otherwise in accordance with the Lease and this schedule, for the Items of Equipment described above, an amount equal to the Periodic Lease Rate Factor, as set forth below, multiplied by the Manufacturer's Invoice Cost of such equipment, as set forth below; the first of which monthly rent payments shall be due and payable on the First Periodic Rent Payment Date, as set forth below, and continuously thereafter such monthly rent payments shall be due and payable on each Periodic Rent Payment Date, as set forth below, until the Last Periodic Rent Payment Date, as set forth below. The Lease Expiration Date shall be as set forth below.


                   Lease Rate Factor and Related Information
                   -----------------------------------------
     Periodic Lease Rate Factor:                                0.02107145

     Implicit Interest Rate:                                        10.00%

     Manufacturer's Invoice Cost:                              $479,765.00
       Less: 20% Down Payment                                    95.953.00
                                                              ------------
     Net Manufacturer's Invoice Cost:                          $383,812.00

     Periodic Lease Payment (Monthly Rent):                      $8,087.48

                                Relevant Dates
                                --------------

First Periodic Rent Payment Date: October 1, 1995, in advance.

Periodic Rent Payment Date: The first day of each month consecutively following the First Periodic Rent Payment Date.

Last Periodic Rent Payment Date: September 1, 2000.

Lease Expiration Date: The Lease Expiration Date shall be September 30, 2000.

     3. Stipulated Loss Value. At any date, the Stipulated Loss Value of each
     ------------------------
Item of Equipment shall be defined as one hundred percent (100%) of the present value (as the term is used in financial calculations) of the remaining monthly lease rental payments as to such Item of Equipment on the last Periodic Lease Payment Date on which rent was paid, calculated at a rate of ten percent (10.0%) per annum. Any dispute over mechanics of calculation of present value shall be resolved by use of the present value functions of a Hewlett Packard HP1 7BII calculator.

     4. Acceptance. The Lessee will signify its acceptance of the Equipment
     -------------
by the execution and delivery to the Lessor of a Certificate of Acceptance in the form of Schedule M-1 hereto.

     IN WITNESS WHEREOF, the Lessor and the Lessee have caused this instrument to be duly executed, on this ______ day of ____________, 199 __.

       LESSEE:                          LESSOR:


TELCO COMMUNICATIONS GROUP, INC.         DSC FINANCE CORPORATION

X
  -------------------------------         -----------------------------
By:                                     By:
  -------------------------------         -----------------------------
Its:                                    Its:
  -------------------------------         -----------------------------

383,812.00      PMT =           $8,087.48       10    1     1995     START DATE

     10.0%

        60


    PMT             DATE
             --------------------
    NO        MO     DAY      YR      INTEREST        PRINCIPAL       BALANCE
- -----------------------------------------------------------------------------------
       1      10      1      1995         $0.00        $8,087.48        $375,724.52
       2      11      1      1995     $3,131.05        $4,956.43        $370,768.09
       3      12      1      1995     $3,089.74        $4,997.74        $365,770.35
       4       1      1      1996     $3,048.09        $5,039.39        $360,730.96
       5       2      1      1996     $3.006.10        $5,081.38        $355,649.58
       6       3      1      1996     $2,963.75        $5,123.73        $350,525.86
       7       4      1      1996     $2,921.06        $5,166.42        $345,359.43
       8       5      1      1996     $2,878.00        $5,209.48        $340,149.96
       9       6      1      1996     $2,834.59        $5,252.89        $334,897.07
      10       7      1      1996     $2,790.82        $5,296.66        $329,600.40
      11       8      1      1996     $2,746.68        $5,340.80        $324,259.60
      12       9      1      1996     $2,702.17        $5,385.31        $318,874.29
                                  --------------------------------
                                     $32,112.05       $64,937.71

      13      10      1      1996     $2,657.29        $5,430.19        $313,444.11
      14      11      1      1996     $2,612.04        $5,475.44        $307,968.67
      15      12      1      1996     $2,566.41        $5,521.07        $302,447.60
      16       1      1      1997     $2,520.40        $5,567.08        $296,880.52
      17       2      1      1997     $2,474.01        $5,613.47        $291,267.05
      18       3      1      1997     $2,427.23        $5,660.25        $285,606.81
      19       4      1      1997     $2,380.06        $5,707.42        $279,899.39
      20       5      1      1997     $2,332.50        $5,754.98        $274,144.41
      21       6      1      1997     $2,284.54        $5,802.94        $268,341.47
      22       7      1      1997     $2,236.18        $5,851.29        $262,490.18
      23       8      1      1997     $2,187.42        $5,900.06        $256,590.12
      24       9      1      1997     $2,138.26        $5,949.22        $250,640.90
                                   -------------------------------
                                     $28,816.37       $68,233.39

      25      10      1      1997     $2,088.68        $5,998.80        $244,642.10
      26      11      1      1997     $2,038.69        $6,048.79        $238,593.31
      27      12      1      1997     $1,988.28        $6,099.20        $232,494.11
      28       1      1      1998     $1,937.46        $6,150.02        $226,344.09
      29       2      1      1998     $1,886.21        $6,201.27        $220,142.81
      30       3      1      1998     $1,834.53        $6,252.95        $213,889.86
      31       4      1      1998     $1,782.42        $6,305.06        $207,584.80
      32       5      1      1998     $1,729.88        $6,357.60        $201,227.20
      33       6      1      1998     $1,676.90        $6,410.58        $194,816.62
      34       7      1      1998     $1,623.48        $6,464.00        $188,352.61
      35       8      1      1998     $1,569.61        $6,517.87        $181,834.74
      36       9      1      1998     $1,515.29        $6,572.19        $175,262.56
                                    ------------------------------
                                     $21,671.42       $75,378.34

      37      10      1      1998     $1,460.53        $6,626.95        $168,635.60
      38      11      1      1998     $1,405.30        $6,682.18        $161,953.42
      39      12      1      1998     $1,349.62        $6,737.86        $155,215.56
      40       1      1      1999     $1,293.47        $6,794.01        $148,421.55
      41       2      1      1999     $1,236.85        $6,850.63        $141,570.91
      42       3      1      1999     $1,179.76        $6,907.72        $134,663.20
      43       4      1      1999     $1,122.20        $6,965.28        $127,697.91
      44       5      1      1999     $1,064.15        $7,023.33        $120,674.58
      45       6      1      1999     $1,005.62        $7,081.86        $113,592.73
      46       7      1      1999       $946.61        $7,140.87        $106,451.86
      47       8      1      1999       $887.10        $7,200.38         $99,251.48
      48       9      1      1999       $827.10        $7,260.38         $91,991.10
                                    ------------------------------
                                     $13,778.30       $83,271.46

      49      10      1      1999       $766.59        $7,320.89         $84,670.21
      50      11      1      1999       $705.59        $7,381.89         $77,288.32
      51      12      1      1999       $644.07        $7,443.41         $69,844.91
      52       1      1      2000       $582.04        $7,505.44         $62,339.47
      53       2      1      2000       $519.50        $7,567.98         $54,771.49
      54       3      1      2000       $456.43        $7,631.05         $47,140.44
      55       4      1      2000       $392.84        $7,694.64         $39,445.80
      56       5      1      2000       $328.72        $7,758.76         $31,687.03
      57       6      1      2000       $264.06        $7,823.42         $23,863.61
      58       7      1      2000       $198.86        $7,888.62         $15,975.00
      59       8      1      2000       $133.13        $7,954.35          $8,020.64
      60       9      1      2000        $66.84        $8,020.64              $0.00
                                    ------------------------------
                                      $5,058.66       $91,991.10

       0       0      0        0          $0.00            $0.00              $0.00
       0       0      0        0          $0.00            $0.00              $0.00
       0       0      0        0          $0.00            $0.00              $0.00
       0       0      0        0          $0.00            $0.00              $0.00
       0       0      0        0          $0.00            $0.00              $0.00
       0       0      0        0          $0.00            $0.00              $0.00
       0       0      0        0          $0.00            $0.00              $0.00
       0       0      0        0          $0.00            $0.00              $0.00
       0       0      0        0          $0.00            $0.00              $0.00
       0       0      0        0          $0.00            $0.00              $0.00
       0       0      0        0          $0.00            $0.00              $0.00
       0       0      0        0          $0.00            $0.00              $0.00
                                    ------------------------------
                                          $0.00           $0.00

GRAND TOTALS                        $101,436.80     $383,812.00
                                    ==============================

                                 SCHEDULE M-1

           CERTIFICATE OF ACCEPTANCE OF EQUIPMENT UNDER SCHEDULE M

To:   DSC Finance Corporation (the "Lessor")
      1000 Coit Road
      Plano, Texas 75075

I, ___________________________ a duly authorized inspector and authorized representative of TELCO COMMUNICATIONS GROUP, INC., (the "Lessee"), do hereby certify that I have accepted delivery on behalf of the Lessee pursuant to the Equipment Lease dated as of January I, 1994, between Lessor and Lessee, the Equipment described in Schedule M attached to such Equipment Lease. Such Equipment is described as follows:

                              Items of Equipment
                              ------------------

Two (2) Refurbished Digital Trunk Frames (DTFS) each wired and equipped with 1,536 digital ports plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 020795.10, dated February 7, 1995. One (1) Control Point (CP) Subsystem plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 092294.00 dated September 22, 1994. One
(I) Power Upgrade plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 062895.30 dated June 2S, 1995.

      -INSTALLATION SITE (Address):  Suite 500-3
                                     702 Colorado Street
                                     Austin, TX 78701

      -PLACE ACCEPTED (Address):     Same

      -DATE ACCEPTED:                ____________________________________

The execution of this Certificate Will in no way relieve or decrease the responsibility of the manufacturer of the Equipment for any warranties it has made with respect to the Equipment. The undersigned understands that you are relying on the foregoing certification in your purchase of such Equipment, and to induce you to purchase such Equipment, the undersigned agrees to settle all claims. defenses, setoffs, and counterclaims it may have With the manufacturer, distributor, or seller of such Equipment directly therewith and will not set up any thereof against you, that its obligation to you is absolute, and that you are neither the manufacturer, distributor, nor seller of such Equipment and have no knowledge or familiarity with it.


- --------------------------                      --------------------------------
Date                                                Inspector and Authorized
                                                    Representative of Lessee

                  CERTIFICATE AND DISCLAIMER OF RECORD OWNER
                        AND ANY MORTGAGE OF REAL ESTATE


1. The equipment (the "Equipment") leased by Telco Communications Group. Inc. (the "Lessee") from DSC Finance Corporation (the "Lessor") is described more fully in Exhibit "A" attached hereto. or if no enclosure is attached. such Equipment is communication equipment described in an Equipment Lease between Lessee and Lessor.

2. The original location of said Equipment Will be in or on the property ("Premises") located at:

                                        Suite 500-3
                                        702 Colorado Street
                                        Austin, TX 78701

3. Lessee certifies that it has no interest in the Equipment other than as Lessee and also certifies that the Premises are owned for record title purposes by the below party (the "Owner"):

Name:
Street Address:
City, State, Zip

4. Owner certifies that it/he is the record owner of the Premises and disclaims any interest in the above Equipment.

5. Owner further certifies that said premises are mortgaged to or given as security/collateral for loans from the below named party ("Mortgagee") (if no Mortgage, write "None" below):

Name:
Address:
City, State, Zip:

6. Mortgagee disclaims any interest in the above Equipment.


     LESSEE:                                  OWNER OF REAL ESTATE

     TELCO COMMUNICATIONS GROUP, INC.        ------------------------

     X                                        X
        -------------------------------         -----------------------------
     By:                                      By:
         -------------------------------         -----------------------------
     Title:                                   TITLE:
           -----------------------------            --------------------------
     Date:                                    Date:
          ------------------------------           ---------------------------

MORTGAGEE OF REAL ESTATE:

- ---------------------------------

X
  -------------------------------
By:
  -------------------------------
Title:
  -------------------------------
Date:
  -------------------------------

                                  EXHIBIT A

                              Items of Equipment
                              ------------------


Two (2) Refurbished Digital Trunk Frames (DTFs) each wired and equipped with 1,536 digital ports plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 020795.10 dated February 7, 1995. One (1) Control Point (CP) Subsystem plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 092294.00 dated September 22, 1994. One (1) Power Upgrade plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 062895.30 dated June 28, 1995.


      - INSTALLATION SITE (Address):  Suite 500-3
                                      702 Colorado Street
                                      Austin, TX 78701

                                  SCHEDULE N

  This Schedule N is attached to and made a part of the Equipment Lease (the "Lease") dated the 1 st day of January, 1994, between DSC FINANCE CORPORATION, as Lessor, and TELCO COMMUNICATIONS GROUP, INC., as Lessee.

  1. Equipment. The Lessor hereby leases and lets to the Lessees and
  ------------
Lessee hereby leases and hires from Lessor, the Items of Equipment described below:

                              Items of Equipment
                              ------------------

  Three (3) Digital Span Interfaces (DSIs) each wired and equipped with
1,920 digital ports and Two (2) Digital Span Interfaces (DSIs) each wired with 1,920 digital ports and equipped with O digital ports plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 062895.20 dated June 28, 1995. One (1) DSC DEX 600E Switching System wired 9,216 digital ports and equipped with O digital ports plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 020795.20 dated February 7, 1995.

  2. Lease Payments. The Lessee agrees to pay the Lessor monthly rent, in
  -----------------
advance and otherwise in accordance with the Lease and this schedule, for the Items of Equipment described above, an amount equal to the Periodic Lease Rate Factor, as set forth below, multiplied by the Manufacturer's Invoice Cost of such equipment, as set forth below; the first of which monthly rent payments shall be due and payable on the First Periodic Rent Payment Date, as set forth below, and continuously thereafter such monthly rent payments shall be due and payable on each Periodic Rent Payment Date, as set forth below, until the Last Periodic Rent Payment Date, as set forth below. The Lease Expiration Date shall be as set forth below.


                        Lease Rate Factor and Related Information
                        -----------------------------------------
        Periodic Lease Rate Factor:                       0.02107145

        Implicit Interest Rate:                               10.00%

        Manufacturer's Invoice Cost:                   $2,063,000.00
           Less: 20% Down Payment                         412.600.00
                                                       -------------
        Net Manufacturer's Invoice Cost:               $1,60O,400.00

        Periodic Lease Payment (Monthly Rent):         $ 34,776.32

                                Relevant Dates
                                --------------

        First Periodic Rent Payment Date: October 1, 1995, in advance.

        Periodic Rent Payment Date: The first day of each month consecutively following the First Periodic Rent Payment
                                    Date.

        Last Periodic Rent Payment Date: September 1, 2000.

     Lease Expiration Date: The Lease Expiration Date shall be September 30,
2000.

     3. Stipulated Loss Value. At any date, the Stipulated Loss Value of each
     ------------------------
Item of Equipment shall be defined as one hundred percent (100%) of the present value (as the term is used in financial calculations) of the remaining monthly lease rental payments as to such Item of Equipment on the last Periodic Lease Payment Date on which rent was paid, calculated at a rate of ten percent (10.0%) per annum. Any dispute over mechanics of calculation of present value shall be resolved by use of the present value functions of a Hewlett Packard HP 1 7BII calculator.

     4. Acceptance. The Lessee will signify its acceptance of the Equipment
     -------------
by the execution and delivery to the Lessor of a Certificate of Acceptance in the form of Schedule N-1 hereto.


     IN WITNESS WHEREOF, the Lessor and the Lessee have caused this instrument to be duly executed, on this ______day of___________, 199__.

        LESSEE:                                LESSOR:

        TELCO COMMUNICATIONS GROUP, INC.       DSC FINANCE CORPORATION


        X                                       X
          -------------------------------       --------------------------
        By:                                     By:
          -------------------------------       --------------------------
        Its:                                    Its:
          -------------------------------       --------------------------

     PV =      $1,650,400.00    PMT =     $34,776.32    10   1 1995 START DATE

     INT =             10.0%

     N =                  60


              DATE
 PMT     ----------------
  NO       MO  DAY   YR     INTEREST        PRINCIPAL         BALANCE
- -----------------------------------------------------------------------------
  1        10    1   1995          $0.00     $34,776.32        $1,615,623.68
  2        11    1   1995     $13,463.53     $21,312.79        $1,594,310.89
  3        12    1   1995     $13,285.92     $21,490.40        $1,572,820.50
  4         1    1   1996     $13,106.84     $21,669.48        $1,551,151.01
  5         2    1   1996     $12,926.26     $21,850.06        $1,529,300.95
  6         3    1   1996     $12,744.17     $22,032.15        $1,507,268.81
  7         4    1   1996     $12,560.57     $22,215.75        $1,485,053.06
  8         5    1   1996     $12,375.44     $22,400.88        $1,462,652.18
  9         6    1   1996     $12,188.77     $22,587.55        $1,440,064.63
 10         7    1   1996     $12,000.54     $22,775.78        $1,417,288.85
 11         8    1   1996     $11,810.74     $22,965.58        $1,394,323.27
 12         9    1   1996     $11,619.36     $23,156.96        $1,371,166.31
                          ------------------------------
                             $138,082.15    $279,233.69


 13        10    1   1996     $11,426.39     $23,349.93        $1,347,816.38
 14        11    1   1996     $11,231.80     $23,544.52        $1,324,271.86
 15        12    1   1996     $11,035.60     $23,740.72        $1,300,531.14
 16         1    1   1997     $10,837.76     $23,938.56        $1,276,592.58
 17         2    1   1997     $10,638.27     $24,138.05        $1,252,454.53
 18         3    1   1997     $10,437.12     $24,339.20        $1,228,115.33
 19         4    1   1997     $10,234.29     $24,542.03        $1,203,573.30
 20         5    1   1997     $10,029.78     $24,746.54        $1,178,826.76
 21         6    1   1997      $9,823.56     $24,952.76        $1,153,874.00
 22         7    1   1997      $9,615.62     $25,160.70        $1,128,713.30
 23         8    1   1997      $9,405.94     $25,370.38        $1,103,342.92
 24         9    1   1997      $9,194.52     $25,581.80        $1,077,761.12
                          ------------------------------
                             $123,910.65    $293,405.19


 25        10    1   1997      $8,981.34     $25,794.98        $1,051,966.15
 26        11    1   1997      $8,766.38     $26,009.94        $1,025,956.21
 27        12    1   1997      $8,549.64     $26,226.68          $999,729.53
 28         1    1   1998      $8,331.08     $26,445.24          $973,284.29
 29         2    1   1998      $8,110.70     $26,665.62          $946,618.67
 30         3    1   1998      $7,888.49     $26,887.83          $919,730.84
 31         4    1   1998      $7,664.42     $27,111.90          $892,618.94
 32         5    1   1998      $7,438.49     $27,337.83          $865,281.11
 33         6    1   1998      $7,210.68     $27,565.64          $837,715.47
 34         7    1   1998      $6,980.96     $27,795.36          $809,920.11
 35         8    1   1998      $6,749.33     $28,026.99          $781,893.13
 36         9    1   1998      $6,515.78     $28,260.54          $753,632.58
                          ------------------------------
                              $93,187.30    $324,128.54

              DATE
 PMT     ----------------
  NO       MO  DAY   YR     INTEREST        PRINCIPAL         BALANCE
- -----------------------------------------------------------------------------
 37        10    1   1998      $6,280.27     $28,496.05          $725,136.53
 38        11    1   1998      $6,042.80     $28,733.52          $696,403.02
 39        12    1   1998      $5,803.36     $28,972.96          $667,430.06
 40         1    1   1999      $5,561.92     $29,214.40          $638,215.65
 41         2    1   1999      $5,318.46     $29,457.86          $608,757.80
 42         3    1   1999      $5,072.98     $29,703.34          $579,054.46
 43         4    1   1999      $4,825.45     $29,950.87          $549,103.59
 44         5    1   1999      $4,575.86     $30,200.46          $518,903.14
 45         6    1   1999      $4,324.19     $30,452.13          $488,451.01
 46         7    1   1999      $4,070.43     $30,705.89          $457,745.11
 47         8    1   1999      $3,814.54     $30,961.78          $426,783.34
 48         9    1   1999      $3,556.53     $31,219.79          $395,563.54
                          ------------------------------
                              $59,246.80    $358,069.04


 49        10    1   1999      $3,296.36     $31,479.96          $364,083.59
 50        11    1   1999      $3,034.03     $31,742.29          $332,341.30
 51        12    1   1999      $2,769.51     $32,006.81          $300,334.49
 52         1    1   2000      $2,502.79     $32,273.53          $268,060.96
 53         2    1   2000      $2,233.84     $32,542.48          $235,518.48
 54         3    1   2000      $1,962.65     $32,813.67          $202,704.81
 55         4    1   2000      $1,689.21     $33,087.11          $169,617.70
 56         5    1   2000      $1,413.48     $33,362.84          $136,254.86
 57         6    1   2000      $1,135.46     $33,640.86          $102,614.00
 58         7    1   2000        $855.12     $33,921.20           $68,692.79
 59         8    1   2000        $572.44     $34,203.88           $34,488.91
 60         9    1   2000        $287.41     $34,488.91               ($0.00)
                          ------------------------------
                              $21,752.30    $395,563.54


 0          0    0      0          $0.00          $0.00                $0.00
 0          0    0      0          $0.00          $0.00                $0.00
 0          0    0      0          $0.00          $0.00                $0.00
 0          0    0      0          $0.00          $0.00                $0.00
 0          0    0      0          $0.00          $0.00                $0.00
 0          0    0      0          $0.00          $0.00                $0.00
 0          0    0      0          $0.00          $0.00                $0.00
 0          0    0      0          $0.00          $0.00                $0.00
 0          0    0      0          $0.00          $0.00                $0.00
 0          0    0      0          $0.00          $0.00                $0.00
 0          0    0      0          $0.00          $0.00                $0.00
 0          0    0      0          $0.00          $0.00                $0.00
                          ------------------------------
                                   $0.00          $0.00


GRAND TOTALS                 $436,179.20  $1,650,400.00
                          ==============================

                                 SCHEDULE N-1

            CERTIFICATE OF ACCEPTANCE OF EQUIPMENT UNDER SCHEDULE N



To:     DSC Finance Corporation (the "Lessor")
        1000 Coit Road
        Piano, Texas 75075

I,__________________________ a duly authorized inspector and authorized representative of TELCOCOMMUNICATIONS GROUP, INC., (the "Lessee"), do hereby certify that I have accepted delivery on behalf of the Lessee pursuant to the Equipment Lease dated as of January 1, 1994, between Lessor and Lessee, the Equipment described in Schedule N attached to such Equipment Lease. Such Equipment is described as follows:

                              Items of Equipment
                              ------------------

Three (3) Digital Span Interfaces (DSIs) each wired and equipped with 1,920 digital ports and Two (2) Digital Span Interfaces (DSIS) each wired with 1,920 digital ports and equipped with digital ports plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 062895.20 dated June 28, 1995. One (1) DSC DEX 600E Switching System wired 9,216 digital ports and equipped with O digital ports plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 020795.20 dated February 7, 1995.

     -INSTALLATION SITE (Address):    Suite 201
                                      1220 L Street NW
                                      Washington, DC 20005

     _PLACE ACCEPTED (Address):       Same

     _ DATE ACCEPTED:
                                        ------------------------------

The execution of this Certificate Will in no way relieve or decrease the responsibility of the manufacturer of the Equipment for any warranties it has made with respect to the Equipment. The undersigned understands that you are relying on the foregoing certification in your purchase of such Equipment, and to induce you to purchase such Equipment, the undersigned agrees to settle all claims, defenses, setoffs, and counterclaims it may have with the manufacturer, distributor, or seller of such Equipment directly therewith and will not set up any thereof against you, that its obligation to you is absolute, and that you are neither the manufacturer, distributor, nor seller of such Equipment and have no knowledge or familiarity with it.


- -------------------------------------   --------------------------------------
Date                                          Inspector and Authorized
                                              Representative of Lessee

                  CERTIFICATE AND DISCLAIMER OF RECORD OWNER
                        AND ANY MORTGAGE OF REAL ESTATE


1. The equipment (the "Equipment") leased by Telco Communications Group. Inc. (the "Lessee") from DSC Finance Corporation (the "Lessor") is described more fully in Exhibit "A" attached hereto, or if no enclosure is attached. such Equipment is communication equipment described in an Equipment Lease between Lessee and Lessor.

2. The original location of said Equipment will be in or on the property ("Premises") located at:

                                  Suite 201
                                  1220 L Street NW
                                  Washington, DC 20005

3. Lessee certifies that it has no interest in the Equipment other than as Lessee and also certifies that the Premises are owned for record title purposes by the below party (the "Owner"):

Name:
Street Address:
City. State, Zip:

4. Owner certifies that it/he is the record owner of the Premises and disclaims any interest in the above Equipment.

5. Owner further certifies that said premises are mortgaged to or given as security/collateral for loans from the below named party ("Mortgagee") (if no Mortgage. write "None" below):

Name:
Address:
City State, Zip:

6. Mortgagee disclaims any interest in the above Equipment.


     LESSEE:                                  OWNER OF REAL ESTATE

     TELCO COMMUNICATIONS GROUP, INC.         -------------------------------
     X
       -------------------------------          -----------------------------
     By:                                      By:
        ------------------------------           ----------------------------
     Title:                                   Title:
           ---------------------------              -------------------------
     Date:                                    Date:
           ---------------------------              -------------------------

MORTGAGEE OF REAL ESTATE:

- ---------------------------------

X
  -------------------------------
By:
   ------------------------------
Title:
       --------------------------
Date:
     ----------------------------

                                  EXHIBIT A

                              Items of Equipment
                              ------------------

Three (3) Digital Span Interfaces (DSIS) each wired and equipped with 1,920 digital ports and Two (2) Digital Span Interfaces (DSIS) each wired With 1,920 digital ports and equipped with O digital ports plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 062895.20 dated June 28, 1995. One (1) DSC DEX 600E Switching System wired 9,216 digital ports and equipped with O digital ports plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 020795.20 dated February 7, 1995.


        -INSTALLATION SITE (Address):    Suite 201
                                         1220 L Street NW
                                         Washington, DC 20005

                                  SCHEDULE O

  This Schedule O is attached to and made a part of the Equipment Lease (the "Lease") dated the 1st day of January, 1994, between DSC FINANCE CORPORATION, as Lessor, and TELCO COMMUNICATIONS GROUP, INC., as Lessee.

  1. Equipment. The Lessor hereby leases and lets to the Lessee, and Lessee
  ------------
hereby leases and hires from Lessor, the Items of Equipment described below:


                              Items of Equipment
                              ------------------

  Five (S) Digital Trunk Frames (DTFs) each wired and equipped with 1,536 digital ports plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Letters dated February 7, 1995 and June 28, 1995.

  2. Lease Payments. The Lessee agrees to pay the Lessor monthly rent, in
  -----------------
advance and otherwise in accordance with the Lease and this schedule, for the Items of Equipment described above, an amount equal to the Periodic Lease Rate Factor, as set forth below, multiplied by the Net Manufacturer's Invoice Cost of such equipment, as set forth below; the first of which monthly rent payments shall be due and payable on the First Periodic Rent Payment Date, as set forth below, and continuously thereafter such monthly rent payments shall be due and payable on each Periodic Rent Payment Date, as set forth below, until the Last Periodic Rent Payment Date, as set forth below. The Lease Expiration Date shall be as set forth below.


                   Lease Rate Factor and Related Information
                   -----------------------------------------

        Periodic Lease Rate Factor:                     0.02107145

        Implicit Interest Rate:                             10.00%

        Manufacturer's Invoice Cost:                   $975,000.00

           Less: 7.5% Down Payment                       73,125.00
                                                        ----------
        Net Manufacturer's Invoice Cost:               $901,875.00

        Periodic Lease Payment (Monthly Rent):          $19,003.81

                                Relevant Dates
                                --------------

        First Periodic Rent Payment Date: January 1, 1996, in advance.

        Periodic Rent Payment Date: The first day of each month consecutively following the First Periodic Rent Payment
                                    Date.

        Last Periodic Rent Payment Date: December 1, 2000.

        Lease Expiration Date: The Lease Expiration Date shall be December 31, 2000.

  3. Stipulated Loss Value. At any date, the Stipulated Loss Value of each
  ------------------------
Item of Equipment shall be defined as one hundred percent (100%) of the present value (as the term is used in financial calculations) of the remaining monthly lease rental payments as to such Item of Equipment on the last Periodic Lease Payment Date on which rent was paid, calculated at a rate at ten percent (10.0%) per annum. Any dispute over mechanics of calculation of present value shall be resolved by use of the present value functions of a Sharp EL-5102 financial calculator.

  4. Acceptance. The Lessee Will signify its acceptance of the Equipment
  -------------
by the execution and delivery to the Lessor of a Certificate of Acceptance in the form of Schedule O-1 hereto.

  IN WITNESS WHEREOF, the Lessor and the Lessee have caused this instrument to be duly executed, on this 17, day of October, 1995.


  LESSEE:                                  LESSOR:

  TELCO COMMUNICATIONS GROUP, INC.         DSC FINANCE CORPORATION

  X  /s/ Donald A. Burns                   X
     --------------------------------         ------------------------------
  By: Donald A. Burns                      By:
      -------------------------------          -----------------------------
  Its:  President                          Its:
      -------------------------------          -----------------------------

TELCO COMMUNICATIONS GROUP, INC. SCHEDULE B



     PV =        $901,375.00     PMT =      $19,003.81    1  1  1996  START DATE

     INT =            10.00%

     N  =                 60


                     DATE
  PMT         ------------------
  NO          MO     DAY      YR      INTEREST        PRINCIPAL          BALANCE
- -----------------------------------------------------------------------------------
  1            1      1     1996          $0.00       $19,003.31        $882,871.19
  2            2      1     1996      $7,357.25       $11,646.56        $871,224.63
  3            3      1     1996      $7,260.20       $11,743.61        $859,481.02
  4            4      1     1996      $7,162.34       $11,841.47        $847,639.55
  5            5      1     1996      $7,063.66       $11,940.15        $835,699.40
  6            6      1     1996      $6,964.16       $12,039.65        $823,659.74
  7            7      1     1996      $6,863.83       $12,139.98        $811,519.76
  8            8      1     1996      $6,762.66       $12,241.15        $799,278.61
  9            9      1     1996      $6,660.65       $12,343.16        $786,935.45
 10           10      1     1996      $6,557.79       $12,446.02        $774,489.43
 11           11      1     1996      $6,454.07       $12,549.74        $761,939.69
 12           12      1     1996      $6,349.49       $12,654.32        $749,285.37
                                ----------------------------------
                                     $75,456.10      $152,589.63

 13            1      1     1997      $6,244.04       $12,759.77        $736,525.60
 14            2      1     1997      $6,137.71       $12,866.10        $723,659.50
 15            3      1     1997      $6,030.49       $12,973.32        $710,686.18
 16            4      1     1997      $5,922.38       $13,081.43        $697,604.75
 17            5      1     1997      $5,813.37       $13,190.44        $684,414.31
 18            6      1     1997      $5,703.45       $13,300.36        $671,113.95
 19            7      1     1997      $5,592.61       $13,411.20        $657,702.75
 20            8      1     1997      $5,480.85       $13,522.96        $644,179.79
 21            9      1     1997      $5,368.16       $13,635.65        $630,544.15
 22           10      1     1997      $5,254.53       $13,749.28        $616,794.87
 23           11      1     1997      $5,139.95       $13,863.86        $602,931.01
 24           12      1     1997      $5,024.42       $13,979.39        $588,951.62
                                ----------------------------------
                                     $67,711.97      $160,333.75

 25            1      1     1998      $4,907.93       $14,095.88        $574,855.74
 26            2      1     1998      $4,790.46       $14,213.35        $560,642.39
 27            3      1     1998      $4,672.02       $14,331.79        $546,310.59
 28            4      1     1998      $4,552.58       $14,451.23        $531,859.37
 29            5      1     1998      $4,432.16       $14,571.65        $517,287.72
 30            6      1     1998      $4,310.73       $14,693.38        $502,594.63
 31            7      1     1998      $4,188.29       $14,815.52        $487,779.11
 32            8      1     1998      $4,064.82       $14,938.99        $472,840.12
 33            9      1     1998      $3,940.33       $15,063.48        $457,776.64
 34           10      1     1998      $3,814.80       $15,189.01        $442,587.64
 35           11      1     1998      $3,688.23       $15,315.58        $427,272.05
 36           12      1     1998      $3,560.60       $15,443.21        $411,828.84
                                ----------------------------------
                                     $50,922.94      $177,122.78

 37            1      1     1999      $3,431.90       $15,571.91        $396,256.93
 38            2      1     1999      $3,302.14       $15,701.67        $380,555.26
 39            3      1     1999      $3,171.29       $15,332.52        $364.722.74
 40            4      1     1999      $3,039.35       $15,964.46        $348,758.29
 41            5      1     1999      $2,906.32       $16,097.49        $332,660.80
 42            6      1     1999      $2,772.17       $16,231.64        $316,429.16
 43            7      1     1999      $2,636.91       $16,366.90        $300,062.25
 44            8      1     1999      $2,500.52       $16,503.29        $283,558.96
 45            9      1     1999      $2,362.99       $16,640.82        $266,918.14
 46           10      1     1999      $2,224.32       $16,779.49        $250,138.65
 47           11      1     1999      $2,084.49       $16,919.32        $233,219.32
 48           12      1     1999      $1,943.49       $17,060.32        $216,159.01
                                ----------------------------------
                                     $32,375.89      $195,669.83

 49            1      1     2000      $1,801.32       $17,202.49        $198,956.52
 50            2      1     2000      $1,657.97       $17,345.84        $181,610.68
 51            3      1     2000      $1,513.42       $17,490.39        $164,120.29
 52            4      1     2000      $1,367.67       $17,636.14        $146,484.15
 53            5      1     2000      $1,220.70       $17,783.11        $128,701.04
 54            6      1     2000      $1,072.51       $17,931.30        $110,769.74
 55            7      1     2000        $923.08       $18,080.73         $92,689.01
 56            8      1     2000        $772.41       $18,231.40         $74,457.60
 57            9      1     2000        $620.48       $18,383.33         $56,074.27
 58           10      1     2000        $467.29       $18,536.52         $37,537.75
 59           11      1     2000        $312.81       $18,691.00         $18,846.75
 60           12      1     2000        $157.06       $18,846.75              $0.00
                                ----------------------------------
                                     $11,886.71      $216,159.01

  0            0      0        0          $0.00            $0.00              $0.00
  0            0      0        0          $0.00            $0.00              $0.00
  0            0      0        0          $0.00            $0.00              $0.00
  0            0      0        0          $0.00            $0.00              $0.00
  0            0      0        0          $0.00            $0.00              $0.00
  0            0      0        0          $0.00            $0.00              $0.00
  0            0      0        0          $0.00            $0.00              $0.00
  0            0      0        0          $0.00            $0.00              $0.00
  0            0      0        0          $0.00            $0.00              $0.00
  0            0      0        0          $0.00            $0.00              $0.00
  0            0      0        0          $0.00            $0.00              $0.00
  0            0      0        0          $0.00            $0.00              $0.00
                                ----------------------------------
                                          $0.00            $0.00

GRAND TOTALS                        $238,353.60      $901,375.00
                                ==================================

                                 SCHEDULE O-1


To:    DSC Finance Corporation (the "Lessor")
       1000 Coit Road
       Plano, Texas 75075

I, Donald A. Burns a duly authorized inspector and authorized representative of
  ----------------
TELCO COMMUNICATIONS GROUP, INC., (the "Lessee"), do hereby certify that I have accepted delivery on behalf of the Lessee pursuant to the Equipment Lease dated as of January 1, 1994, between Lessor and Lessee, the Equipment described in Schedule N attached to such Equipment Lease. Such Equipment is described as follows:

                              Items of Equipment
                              ------------------

Five (5) Digital Trunk Frames (DTFs) each wired an equipped with 1,536 digital ports plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Letters dated February 7, 1995 and June 28, 1995.

        - INSTALLATION SITE (Address):  Suite 500
                                        101 West Second Street
                                        Davenport, IA 52801

        - PLACE ACCEPTED (Address):     Same

        - DATE ACCEPTED:                October 17, 1995



The execution of this Certificate will in no way relieve or decrease the responsibility of the manufacturer of the Equipment for any warranties it has made with respect to the Equipment. The undersigned understands that you are relying on the foregoing certification in your purchase of such Equipment, and to induce you to purchase such Equipment, the undersigned agrees to settle all claims, defenses, setoffs, and counterclaims it may have with the manufacturer, distributor, or seller of such Equipment directly therewith and will not set up any thereof against you, that its obligation to you is absolute, and that you are neither the manufacturer, distributor, nor seller of such Equipment and have no knowledge or familiarity with it.

Date:    October 17, 1995                       /s/ Donald A. Burns
        -------------------------               ----------------------------
                                                  Inspector and Authorized
                                                  Representative of Lessee

                                  SCHEDULE P


  This Schedule P is attached to and made a part of the Equipment Lease (the "Lease") dated the 1st day of January, 1994, between DSC FINANCE CORPORATION, as Lessor, and TELCO COMMUNICATIONS GROUP, INC., as Lessee.

1. Equipment. The Lessor hereby leases and lets to the Lessee, and Lessee hereby
- ------------
leases and hires from Lessor, the Items of Equipment described below:

                               Items of Equipment
                               ------------------

  Two (2) Digital Trunk Frames (DTFs) each wired and equipped with 1,536 digital ports plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Letter dated June 28, 1995.

2. Lease Payments. The Lessee agrees to pay the Lessor monthly rent, in advance
- -----------------
and otherwise in accordance with the Lease and this schedule, for the Items of Equipment described above, an amount equal to the Periodic Lease Rate Factor, as set forth below, multiplied by the Net Manufacturer's Invoice Cost of such equipment, as set forth below; the first of which monthly rent payments shall be due and payable on the First Periodic Rent Payment Date, as set forth below, and continuously thereafter such monthly rent payments shall be due and payable on each Periodic Rent Payment Date, as set forth below, until the Last Periodic Rent Payment Date, as set forth below. The Lease Expiration Date shall be as set forth below.



                   Lease Rate Factor and Related Information
                   -----------------------------------------
    Periodic Lease Rate Factor:                  0.02107145

    Implicit Interest Rate:                          10.00%

    Manufacturer's Invoice Cost:               $390,000.00

      Less: 7.5% Down Payment                    29,250.00
                                                ----------
    Net Manufacturer's Invoice Cost:           $360,750.00

    Periodic Lease Payment (Monthly Rent):       $7,601.53


                                Relevant Dates
                                --------------

First Periodic Rent Payment Date: January 1, 1996, in advance.

Periodic Rent Payment Date: The first day of each month consecutively following the First Periodic Rent Payment Date.

Last Periodic Rent Payment Date: December 1, 2000.

Lease Expiration Date: The Lease Expiration Date shall be December 31, 2000.

   3. Stipulated Loss Value. At any date, the Stipulated Loss Value of each Item
   ------------------------
of Equipment shall be defined as one hundred percent (100%) of the present value (as the term is used in Financial calculations) of the remaining monthly lease rental payments as to such Item of Equipment on the last Periodic Lease Payment Date on which rent was paid, calculated at a rate of ten percent (10.0%) per annum. Any dispute over mechanics of calculation of present value shall be resolved by use of the present value functions of a Sharp EL-5102 financial calculator.

   4. Acceptance. The Lessee will signify its acceptance of the Equipment by the
   -------------
execution and delivery to the Lessor of a Certificate of Acceptance in the form of Schedule P-1 hereto.

  IN WITNESS WHEREOF, the Lessor and the Lessee have caused this instrument to be duly executed, on this 17 day of October, 1995.

  LESSEE:                                   LESSOR:

  TELCO COMMUNICATIONS GROUP, INC.         DSC FINANCE CORPORATION

  X /s/ Donald A. Burns                     X
   -------------------------------            ---------------------------

  By: /s/ Donald A. Burns                   By:
     -----------------------------             --------------------------

  Its: President                            Its:
      ----------------------------              -------------------------

TELCO COMMUNICATIONS GROUP, INC. SCHEDULE P

     PV =        $360,750.00     PMT =      $7,601.53   1  1  1996  START DATE

     INT =             10.0%

     N  =                 60


                     DATE
 PMT          ------------------
  NO          MO     DAY      YR      INTEREST        PRINCIPAL       BALANCE
- -----------------------------------------------------------------------------------
       1       1      1     1996          $0.00        $7,601.53        $353,148.47
       2       2      1     1996      $2,942.91        $4,658.62        $348,489.85
       3       3      1     1996      $2,904.09        $4,697.44        $343,792.41
       4       4      1     1996      $2,864.94        $4,736.59        $339,055.83
       5       5      1     1996      $2,825.47        $4,776.06        $334,279.77
       6       6      1     1996      $2,785.67        $4,815.86        $329,463.91
       7       7      1     1996      $2,745.54        $4,855.99        $324,607.92
       8       8      1     1996      $2,705.07        $4,396.46        $319,711.47
       9       9      1     1996      $2,664.27        $4,937.26        $314,774.21
      10      10      1     1996      $2,623.13        $4,978.40        $309,795.80
      11      11      1     1996      $2,581.64        $5,019.39        $304,775.91
      12      12      1     1996      $2,539.81        $5,061.72        $299,714.19
                                ----------------------------------
                                     $30,182.54       $61,035.81

      13       1      1     1997      $2,497.63        $5,103.90        $294,610.28
      14       2      1     1997      $2,455.09        $5,146.44        $289,463.84
      15       3      1     1997      $2,412.21        $5,189.32        $284,274.52
      16       4      1     1997      $2,368.96        $5,232.57        $279,041.95
      17       5      1     1997      $2,325.36        $5,276.17        $273,765.78
      18       6      1     1997      $2,281.39        $5,320.14        $268,445.63
      19       7      1     1997      $2,237.05        $5,364.48        $263,081.16
      20       8      1     1997      $2,192.35        $5,409.18        $257,671.97
      21       9      1     1997      $2,147.27        $5,454.26        $252,217.72
      22      10      1     1997      $2,101.82        $5,499.71        $246,718.01
      23      11      1     1997      $2,055.99        $5,545.54        $241,172.47
      24      12      1     1997      $2,009.78        $5,591.75        $235,580.71
                                ----------------------------------
                                     $27,084.89       $64,133.47


      25       1      1     1998      $1,963.18        $5,638.35        $229,942.36
      26       2      1     1998      $1,916.19        $5,685.34        $224,257.02
      27       3      1     1998      $1,868.81        $5,732.72        $218,524.31
      28       4      1     1998      $1,821.04        $5,780.49        $212,743.82
      29       5      1     1998      $1,772.87        $5,328.66        $206,915.16
      30       6      1     1998      $1,724.30        $5,877.23        $201,037.92
      31       7      1     1998      $1,675.32        $5,926.21        $195,111.71
      32       8      1     1998      $1,625.94        $5,975.59        $189,136.12
      33       9      1     1998      $1,576.14        $6,025.39        $183,110.73
      34      10      1     1998      $1,525.93        $6,075.60        $177,035.13
      35      11      1     1998      $1,475.30        $6,126.23        $170,908.89
      36      12      1     1998      $1,424.24        $6,177.29        $164,731.61
                                ----------------------------------
                                     $20,369.25       $70,849.11

      37       1      1     1999      $1,327.77        $6,228.76        $158,502.84
      38       2      1     1999      $1,320.86        $6,280.67        $152,222.18
      39       3      1     1999      $1,268.52        $6,333.01        $145,389.17
      40       4      1     1999      $1,215.75        $6,385.78        $139,503.38
      41       5      1     1999      $1,162.53        $6,439.00        $133,064.38
      42       6      1     1999      $1,108.87        $6,492.66        $126,571.73
      43       7      1     1999      $1,054.77        $6,546.76        $120,024.96
      44       8      1     1999      $1,000.21        $6,601.32        $113,423.65
      45       9      1     1999        $945.20        $6,656.33        $106,767.32
      46      10      1     1999        $889.73        $6,711.30        $100,055.52
      47      11      1     1999        $833.30        $6,767.73         $93,287.78
      48      12      1     1999        $777.40        $6,824.13         $86,463.65
                                ----------------------------------
                                     $12,950.41       $78,267.95


      49       1      1     2000        $720.53        $6,381.00         $79,582.66
      50       2      1     2000        $663.19        $6,938.34         $72,644.32
      51       3      1     2000        $605.37        $6,996.16         $65,648.16
      52       4      1     2000        $547.07        $7,054.46         $58,593.70
      53       5      1     2000        $488.28        $7,113.25         $51,480.45
      54       6      1     2000        $429.00        $7,172.53         $44,307.92
      55       7      1     2000        $369.23        $7,232.30         $37,075.63
      56       8      1     2000        $308.96        $7,292.57         $29,783.06
      57       9      1     2000        $248.19        $7,353.34         $22,429.73
      58      10      1     2000        $186.91        $7,414.62         $15,015.11
      59      11      1     2000        $125.13        $7,476.40          $7,538.71
      60      12      1     2000         $62.82        $7,538.71              $0.00
                                ----------------------------------
                                      $4,754.71       $86,463.65

       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
       0       0      0        0          $0.00           $0.00               $0.00
                                ----------------------------------
                                          $0.00           $0.00

GRAND TOTALS                         $95,341.30     $360,750.00
                                ==================================

                                 SCHEDULE P-1

            CERTIFICATE OF ACCEPTANCE OF EQUIPMENT UNDER SCHEDULE P



 To:    DSC Finance Corporation (the "Lessor")
        1000 Coit Road
        Plano, Texas 75075



I, Donald A. Burns a duly authorized inspector and authorized representative of TELCO COMMUNICATIONS GROUP, INC., (the "Lessee"), do hereby certify that I have accepted delivery on behalf of the Lessee pursuant to the Equipment Lease dated as of January 1, 1994, between Lessor and Lessee, the Equipment described in Schedule P attached to such Equipment Lease. Such Equipment is described as follows:

                              Items of Equipment
                              ------------------

Two (2) Digital Trunk Frames (DTFs) each wired and equipped with 1,536 digital ports plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Letter dated June 28, 1995.

  -INSTALLATION SITE (Address):                     800 E Main Street
                                                    Chattanooga, TN 37403

  -PLACE ACCEPTED (Address):                        Same

  -DATE ACCEPTED                                    October 17, 1995

The execution of this Certificate will in no way relieve or decrease the responsibility of the manufacturer of the Equipment for any warranties it has made with respect to the Equipment. The undersigned understands that you are relying on the foregoing certification in your purchase of such Equipment, and to induce you to purchase such Equipment, the undersigned agrees to settle all claims, defenses, setoffs, and counterclaims it may have with the manufacturer, distributor, or seller of such Equipment directly therewith and will not set up any thereof against you, that its obligation to you is absolute, and that you are neither the manufacturer, distributor, nor seller of such Equipment and have no knowledge or familiarity with it.



October 17, 1995,                                  Donald A. Burns
- ----------------------------                 ---------------------------
Date                                          Inspector and Authorized
                                              Representative of Lessee

                  CERTIFICATE AND DISCLAIMER OF RECORD OWNER
                       AND ANY MORTGAGE OF REAL ESTATE


1. The equipment (the "Equipment") leased by Telco Communications Group. Inc. (the "Lessee") from DSC Finance Corporation (the "Lessor") is described more fully in Exhibit "A" attached hereto, or if no enclosure is attached, such Equipment is communication equipment described in an Equipment Lease between Lessee and Lessor.

2. The original location of said Equipment will be in or on the property ("Premises") located at:

                                    800 E. Main Street
                                    Chattanooga, TN 37403

3. Lessee certifies that it has no interest in the Equipment other than as Lessee and also certifies that the Premises are owned for record title purposes by the below party (the "Owner"):

Name:
Street Address:
City, State, Zip:

4. Owner certifies that it/he is the record owner of the Premises and disclaims any interest in the above Equipment.

5. Owner further certifies that said premises are mortgaged to or given as security/collateral for loans from the below named party ("Mortgagee") (if no Mortgage, write "None" below):

Name:
Address:
City, State, Zip:

6. Mortgagee disclaims any interest in the above Equipment.

     LESSEE:                               OWNER OF REAL ESTATE

     TELCO COMMUNICATIONS GROUP, INC       ------------------------------

     X  /s/ Donald A. Burns                X
       -----------------------------        -----------------------------

     By: /s/ Donald A. Burns               By:
        ----------------------------          ---------------------------

     Title:   President                    Title
            ------------------------            -------------------------

     Date:  October 17, 1995               Date:
           -------------------------            -------------------------

     MORTGAGEE OF REAL ESTATE

     -------------------------------

     X
       -----------------------------

     By:
         ---------------------------

     Title:
            ------------------------

     Date:
           -------------------------

                                   EXHIBIT A

                              Items of Equipment
                              ------------------

Two (2) Digital Trunk Frames (DTFs) each wired and equipped with 1,536 digital ports plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Letter dated June 28, 1995.

        -INSTALLATION SITE (Address):        800 E Main Street
                                             Chattanooga, TN 37403

                  CERTIFICATE AND DISCLAIMER OF RECORD OWNER
                       AND ANY MORTGAGE OF REAL ESTATE

1. The equipment (the "Equipment") leased by Telco Communications Group, Inc. (the "Lessee") from DSC Finance Corporation (the "Lessor") is described more fully in Exhibit "A" attached hereto, or if no enclosure is attached, such Equipment is communication equipment described in an Equipment Lease between Lessee and Lessor.

2. The original location of said Equipment will be in or on the property ("Premises") located at:
                                      Suite 500
                                      101 West Second Street
                                      Davenport, IA 52801

3. Lessee certifies that it has no interest in the Equipment other than as Lessee and also certifies hat the Premises are owned for record title purposes by the below party (the "Owner"):

Name:
Street Address:
City, State, Zip:

4. Owner certifies that it/he is the record owner of the Premises and disclaims any interest in the above Equipment.

5. Owner further certifies that said premises are mortgaged to or given as security/collateral for loans from the below named party ("Mortgagee") (if no Mortgage, write "None" below):

Name:
Address:
City, State, Zip:

6. Mortgagee disclaims any interest in the above Equipment.

     LESSEE:                                   OWNER OF REAL ESTATE

     TELCO COMMUNICATIONS GROUP, INC.            -------------------------------

     X /s/ Donald A. Burns                     X
      -------------------------                 --------------------------------

     By: /s/ Donald A. Burns                   By:
       ------------------------                   ------------------------------

     Title: President                          Title:
           --------------------                      ---------------------------
     Date:  October 17, 1995                   Date:
           --------------------                      ---------------------------


     MORTGAGEE OF REAL ESTATE:

     --------------------------

     X
        -----------------------

     By:
        -----------------------

     Title:
           --------------------

     Date:
          ---------------------

                                  EXHIBIT A

                              Items of Equipment
                              -------------------

Five (5) Digital Trunk Frames (DTFs) each wired and equipped with 1,536 digital ports plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Letters dated February 7, 1995 and June 28, 1995.

       - INSTALLATION SITE (Address):       Suite 500
                                            101 West Second Street
                                            Davenport, IA 52801

                [LETTERHEAD OF DSC COMMUNICATIONS APPEARS HERE]


September 26, 1995                                    VIA OVERNIGHT DELIVERY AND
                                                      --------------------------
                                                        FACSIMILE (703) 803-3430
                                                        ------------------------



Mr. Donald A. Burns
President
Telco COMMUNICATIONS Group. Inc.
4219 Lafayette Center Drive
Chantilly, VA 22021


      Re: Equipment Lease dated January 1, 1994 by and between DSC Finance
          Corporation and Telco Communications Group, Inc.

Mr. Burns

DSC Finance Corporation ("DSCFC") proposes to finance Telco Communications Group. Inc.'s ("TCG") purchase of DSC Communications Corporation ("DSC") equipment under the following terms and conditions:

LESSOR:                        DSC FINANCE CORPORATION;

LESSEE:                        TELCO COMMUNICATIONS GROUP, INC.;

GUARANATOR(S):                 Joint and several personal guaranties of Henry G.
                               Luken, an individual, and Donald A. Burns, an individual, each to guarantee with,v percent
                               (50%) of the amount of indebtedness;

EQUIPMENT:                     Davenport: Five (5) Digital Trunk Frames (DTFs)
                               each wired and equipped with 1,536 digital ports, plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Letters dated June 28, 1995 and February 7, 1995;

                               Chattanooga: Two (2) Digital Trunk Frames (DTFs) each wired and equipped with 1,536 digital ports, plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Letter dated June 28, 1995;

Telco Communications Group, Inc. Proposal Letter
September 26, 1995
Page 2


SALE PRICE:                    $1,365,000.00, Freight and Sales Tax due net
                               thirty (30) days from shipment;

DOWN PAYMENT:                  $102.375.00, representing seven and one-half
                               percent (7.5%) of the Sale Price, Down Payment due prior to shipment;

AMOUNT FINANCED:               $1,262,625.00, representing ninety-two and one-
                               half percent (92.5%) of the Sale Price;

SHIPMENT:                      Per Purchase Order;

PAYMENT COMMENCEMENT:          Ninety (90) days after shipment;

TERM/PAYMENTS:                 Sixty (60) consecutive monthly payments equal to
                               0.02107145 times the Amount Financed, payable in advance;

IMPLICIT INTEREST RATE:        Ten percent (10.0%) per annum;

PURCHASE OPTION:               At the expiration of this lease, Lessee may
                               purchase the equipment financed for ONE DOLLAR
                               ($1.00); or return the equipment to the Lessor in good operating order, repair, and condition;

MAINTENANCE:                   Lessee at its sole cost and expense, will keep
                               and maintain the equipment in good operating order, repair, and condition;

TYPE OF TRANSACTION:           This is a net transaction, whereby freight.
                               property taxes, sales taxes, all documentation costs, all legal fees, and all other items of a similar nature will be for Lessee's account.
                               Lessee will comply with all laws and regulations in the use of the equipment;

INSURANCE:                     Lessee, at its own expense, will provide all
                               inclusive insurance including, but not limited to Public Liability and Property Damage, and
                               Casualty Coverage with DSC Finance Corporation named as Loss Payee and Additional Insured and for an amount not less than 100% of the amount financed; and,

Telco Communications Group, Inc. Proposal Letter
September 26, 1995
Page 3

SECURITY INTEREST:           Leasee hereby grants DSCFC a security interest in
                             the Equipment and agrees to execute and furnish to DSCFC any and all documentation necessary for the perfection of such security interest.

This proposal is subject to DSCFC management approval and the execution of all documentation, prior to and after shipment, which DSCFC may reasonably require. TCG and DSCF agree this proposal is the final agreement with respect to financing, the parties agree this proposal will prevail over any conflicts of terms and conditions with respect to any previous financing offers or agreements. This proposal will expire, if not accepted and delivered, on September 28, 1995. Please execute this letter and return to my attention as soon as possible. Thank you

Sincerely,

/s/ Jeff Partenheimer

Jeff Partenheimer
Director

                                          AGREED and ACCEPTED this
                                          28 day of September, 1995
                                   LESSEE:  TELCO COMMUNICATIONS GROUP, INC.


                                          X /s/ Donald A. Burns
                                           -------------------------------

                                          Name:  Donald A. Burns
                                               ---------------------------

                                          Title:  President
                                                --------------------------

                                          AGREED and ACCEPTED this
                                          29 day of September, 1995


                              GUARANTOR:  X /s/ Henry G. Luken
                                           -------------------------------

Telco Communications Group, Inc. Proposal Letter
September 26, 1995
Page 4


                                               AGREED and ACCEPTED this
                                               28 day of December, 1995

                                   GUARANTOR:  X /s/ Donald A. Burns
                                                ----------------------------

- --------------------------------------------------------------------------------
 --------------------------------
CHECK NO.  CHECK DATE  VENDOR NO.                                CHECK NO. 12200
- ---------------------------------- TELCO COMMUNICATIONS GROUP INC
 12200      09/28/95    DSCFIN       4219 LAFAYETTE CENTER DRIVE
- ----------------------------------     CHANTILLY, VA 22012-1209
                                           (703) 631-5600
           SIGNET BANK
            MARYLAND
       BALTIMORE, MD 21202
                                                                 7-1/521
                                                            -----------------
                                                              CHECK AMOUNT
                                                          --------------------
  ONE HUNDRED TWO THOUSAND THREE HUNDRED SEVENTY-FIVE AND     $**102,375.00
  00/100 DOLLARS                                          --------------------

PAY         DSC FINANCE
TO THE      1000 COIT RD                                     Signature
ORDER OF    PLANO           TX  75075                --------------------------

                                                     --------------------------
                                                       AUTHORIZED SIGNATURE
- --------------------------------------------------------------------------------

            "'012200"'  /:052000016/:  "'440"'0334688"'

                                         TO A FILING OFFICER FOR FILING PURSUANT
                                         TO THE UNIFORM COMMERCIAL CODE.
                                         SOAs 175702 & 194559

                                                                                          ------------------------------------------
                                                                                          11. [] CHECK TO REQUEST SAME DEBTOR
                                                                                              SEARCH CERTIFICATE. (INSTRUCTION B.11)
- ------------------------------------------------------------------------------------------------------------------------------------
1.  DEBTOR (IF PERSONAL) LAST NAME                    FIRST NAME                         M.I.      1A. PREFIX     1B. SUFFIX
 Telco Communications Group, Inc.
- ------------------------------------------------------------------------------------------------------------------------------------
1C. MAILING ADDRESS                                                       1D. CITY, STATE                         1E. ZIP CODE
 4219 Lafayette Center Drive                                                Chantilly, VA                              22021
- ------------------------------------------------------------------------------------------------------------------------------------
2.  ADDITIONAL DEBTOR (IF PERSONAL) LAST NAME         FIRST NAME                         M.I.      2A. PREFIX     2B. SUFFIX

- ------------------------------------------------------------------------------------------------------------------------------------
2C. MAILING ADDRESS                                                       2D. CITY, STATE                         2E. ZIP CODE

- ------------------------------------------------------------------------------------------------------------------------------------
3.  ADDITIONAL DEBTOR (IF PERSONAL) LAST NAME         FIRST NAME                         M.I.      3A. PREFIX     3B. SUFFIX

- ------------------------------------------------------------------------------------------------------------------------------------
3C. MAILING ADDRESS                                                       3D. CITY, STATE                         3E. ZIP CODE

- ------------------------------------------------------------------------------------------------------------------------------------
4.  SECURED PARTY (IF PERSONAL) LAST NAME             FIRST NAME                         M.I.
 DSC Finance Corporation
- ------------------------------------------------------------------------------------------------------------------------------------
4A. MAILING ADDRESS                                                       4B. CITY, STATE                         4C. ZIP CODE
 1000 Coit Road                                                             Plano, TX                                  75075
- ------------------------------------------------------------------------------------------------------------------------------------
5.  ASSIGNEE OF SECURED PARTY (IF ANY)

- ------------------------------------------------------------------------------------------------------------------------------------
5A. MAILING ADDRESS                                                       5B. CITY, STATE                         5C. ZIP CODE

- ------------------------------------------------------------------------------------------------------------------------------------
6.  This FINANCING STATEMENT covers the following types or items of property. (If collateral is crops, fixtures, timber or minerals, read instruction B. 6-7.)


  Qty.  Part No.  Description
  ----  --------  -----------
    5   X611U     DTF Frame
   20   X612U.01  DIM, MP 8/6
  160   X613U     DTI Card


  Location of Equipment:  101 West 2nd St.
                          Suite 500
                          Davenport, IA 52801


- ------------------------------------------------------------------------------------------------------------------------------------
7.  CHECK ONLY               7A.  PRODUCTS OF         7B.       THIS FINANCING STATEMENT IS        NUMBER OF ADDITIONAL
    IF                            COLLATERAL ARE                TO BE FILED FOR RECORD IN          SHEETS
    APPLICABLE                 [] ALSO COVERED               [] THE REAL ESTATE RECORDS.           PRESENTED_________
- ------------------------------------------------------------------------------------------------------------------------------------
8.  CHECK                    8A.  THIS FINANCING STATEMENT IS SIGNED BY THE SECURED PARTY
    APPROPRIATE                   INSTEAD OF THE DEBTOR TO PERFECT A SECURITY INTEREST IN
    BOX                           COLLATERAL IN ACCORDANCE WITH INSTRUCTION B.8 ITEM:         [](1)  [](2)  [](3)  [](4)  [](5)
- ------------------------------------------------------------------------------------------------------------------------------------
9.  SIGNATURE(S)                                                                              THIS SPACE FOR USE OF FILING OFFICER
    OF                                                                                        (DATE, TIME, NUMBER, FILING OFFICER)
    DEBTOR(S)
- --------------------------------------------------------------------------------------------
 Telco Communications Group, Inc.
- --------------------------------------------------------------------------------------------
    SIGNATURE(S)
    OF
    SECURED PARTY(IES)
- --------------------------------------------------------------------------------------------
 DSC Finance Corporation
- --------------------------------------------------------------------------------------------
10. Return copy to:

NAME          Jeff Partenheimer
ADDRESS       DSC Finance Corporation
CITY          1000 Coit Road
STATE         Plano, TX 75075
ZIP
- ------------------------------------------------------------------------------------------------------------------------------------
                                         STANDARD FORM - FORM UCC-1 (REV. 9/1/92) (C) 1992 OFFICE OF THE SECRETARY OF STATE OF TEXAS
                                                                              THE ODEE COMPANY, P.O. BOX 550488, DALLAS, TEXAS 75355
    (1) FILING OFFICER COPY - NUMERICAL

                                                                         THIS FINANCING STATEMENT IS PRESENTED
                                                                         TO A FILING OFFICER FOR FILING PURSUANT
                                                                         TO THE UNIFORM COMMERCIAL CODE

                                                                          SOA 194560
                                                                        -------------------------------------------
                                                                       11. [_] CHECK TO REQUEST SAME DEBTOR
                                                                           SEARCH CERTIFICATE (INSTRUCTION B.11)
- -------------------------------------------------------------------------------------------------------------------
1.  DEBTOR (IF PERSONAL) LAST NAME                 FIRST NAME         M.I.         1A. PREFIX        1B. SUFFIX
  Telco Communications Group, Inc.
- -------------------------------------------------------------------------------------------------------------------
1C. MAILING ADDRESS                                   1D. CITY, STATE                                1E. ZIP CODE
   4219 Lafayette Center Drive                            Chantilly, VA                                    22021
- -------------------------------------------------------------------------------------------------------------------
2.  ADDITIONAL DEBTOR (IF PERSONAL) LAST NAME      FIRST NAME         M.I.         2A. PREFIX        2B. SUFFIX

- -------------------------------------------------------------------------------------------------------------------
2C. MAILING ADDRESS                                   2D. CITY, STATE                                2E. ZIP CODE

- -------------------------------------------------------------------------------------------------------------------
3.  ADDITIONAL DEBTOR (IF PERSONAL) LAST NAME      FIRST NAME         M.I.         3A. PREFIX        3B. SUFFIX

- -------------------------------------------------------------------------------------------------------------------
3C. MAILING ADDRESS                                   3D. CITY, STATE                                3E. ZIP CODE

- -------------------------------------------------------------------------------------------------------------------
4.  SECURED PARTY (IF PERSONAL) LAST NAME          FIRST NAME         M.I.
   DSC Finance Corporation
- -------------------------------------------------------------------------------------------------------------------
4A. MAILING ADDRESS                                   4B. CITY, STATE                                 4C. ZIP CODE
   1000 Coit Road                                         Plano, TX                                         75075
- -------------------------------------------------------------------------------------------------------------------
5.  ASSIGNEE OF SECURED PARTY (IF ANY)

- -------------------------------------------------------------------------------------------------------------------
5A. MAILING ADDRESS                                   5B. CITY, STATE                                 5C. ZIP CODE

- -------------------------------------------------------------------------------------------------------------------
6.  This FINANCING STATEMENT covers the following types or items of property. (If  collateral is crops, fixtures, timber or minerals, read instruction B.6-7.)

  Qty.    Part No.   Description
  ----    --------   -----------
   2      X611U      DTF FRAME
   8      X612U.01   DIM, MP 8/6
  64      X613U      DTI Card

  Location of Equipment:  800 E. Main St.
                          Chattanooga, TN  37403


- -------------------------------------------------------------------------------------------------------------------
7. CHECK ONLY     7A.      PRODUCTS OF      7B.     THIS FINANCING STATEMENT IS      NUMBER OF ADDITIONAL
   IF                      COLLATERAL ARE           TO BE FILED FOR RECORD IN        SHEETS
   APPLICABLE         [_]  ALSO COVERED         [_] THE REAL ESTATE RECORDS.         PRESENTED __________
- -------------------------------------------------------------------------------------------------------------------
8. CHECK          8A. THIS FINANCING STATEMENT IS SIGNED BY THE SECURED PARTY
   APPROPRIATE        INSTEAD OF THE DEBTOR TO PERFECT A SECURITY INTEREST IN
   BOX                COLLATERAL IN ACCORDANCE WITH INSTRUCTION B. 8 ITEM:       [_](1)  [_](2)  [_](3)  [_](4)  [_](5)
- -------------------------------------------------------------------------------------------------------------------
9. SIGNATURE(S)                                                                THIS SPACE FOR USE OF FILING OFFICER
   OF                                                                          (DATE, TIME, NUMBER, FILING OFFICER.)
   DEBTOR(S)       /S/ Donald A. Burns
- --------------------------------------------------------------------------------
  Telco Communications Group, Inc.
- --------------------------------------------------------------------------------
   SIGNATURE(S)
   OF
   SECURED PARTY(IES)
- --------------------------------------------------------------------------------
  DSC Finance Corporation
- --------------------------------------------------------------------------------

10. Return copy to:

NAME           Jeff Partenheimer
ADDRESS        DSC Finance Corporation
CITY           1000 Coit Road
STATE          Plano, TX  75075
ZIP
- --------------------------------------------------------------------------------

                                  SCHEDULE B

                         Agreement of Lease No. 941001
                                                ------

                             ACCEPTANCE SUPPLEMENT
                             ---------------------



Commencement Date:  October 1, 1994


Expiration Date:    September 1, 1997


     THIS ACCEPTANCE SUPPLEMENT is executed and delivered to DGI Technologies, Inc. ("Lessor") and Telco Communications Group, Inc. ("Lessee") pursuant to and in accordance with Equipment Schedule No. A to Lease Agreement dated October 1,
                                                                     ----------
1994 (the "Lease") between Lessor and Lessee. Terms defined in the Lease shall
- ----
have heir defined meanings when used herein.

     A. The Equipment covered by this Acceptance Supplement consists of the following items manufactured by DGI Technologies, Inc. as listed in Schedule A of the Lease.

     B. Lessee confirms that said Equipment has been delivered to it, duly assembled and installed in good working order and condition, at the location specified in the Lease.

     C. Lessee hereby: (a) confirms that said Equipment is of the size, design capacity and manufacture selected by it; (b) irrevocably accepts said Equipment as-is, where-is for all purposes of the Lease as of the Commencement Date set forth above.

     D. The term of the lease of said Equipment under the Lease shall commence as of the Commencement Date set forth above and unless earlier terminated pursuant to the provisions of the Lease, shall expire on the Expiration Date set forth above.

     E.  As rent for said Equipment throughout the term of the Lease, Lessee shall pay to Lessor in accordance with the terms of the Lease the sum of $159,696.00 in 36 monthly installments of $4,436.00 per month commencing October
- -----------    --                         ---------                      -------
1, 1994 to and including September 1, 1997.
- -------                  -----------------

     F. All of the provisions of the Lease are hereby incorporated by reference in this Acceptance Supplement to the same extent as if fully set forth herein.


     APPROVED AND AGREED TO by the parties hereto as of the Commencement Date set forth above.


LESSEE:                                   LESSOR:

Telco Communications Group, Inc.          DGI Technologies, Inc.

BY: /s/ Donald A. Burns                   BY:
   ---------------------------------         --------------------------------
    President                                Lyle B. Coffman/Pres & COO
- -----------------------------------------------------------------------------

          [LETTERHEAD OF DSC COMMUNICATIONS CORPORATION APPEARS HERE]



January 23, 1996



Mr. Donald A. Burns
President
Telco Communications Group, Inc.
4219 Lafayette Center Drive
Chantilly, VA 22021

    Re: Equipment Lease dated January 1, 1994 by and between DSC Finance
        Corporation and Telco Communications Group, Inc.

Dear Don,

Thanks for the very enjoyable lunch yesterday with Richard and Butch. As we discussed, I am writing to confirm our agreement regarding the Echo Canceller orders for Davenport, Austin, and Las Vegas referred to in my proposal letter to you dated December 29, 1995.

You mentioned that you now had in place a $65 million loan facility through Signet and NationsBank which had in the range of $30 million to $35 million undrawn. You also stated that you were looking for a lender to both 1) pay off your existing equipment leases provided by DSC Finance, and 2) provide funds for future equipment purchases from DSC. The main impetus for the search is the goal of removing you and Henry Luken as personal guarantors, given the lower ownership level you and Henry expect after the merger, and after subsequent exercise of some convertible debt issuances into equity.

You also asked me to supply a list of possible lenders that would not expect personal guarantees. I have included a list of companies that have called us recently looking for business. I'd also contact Heller, Fleet Financial, Ameritech Leasing (Kevin Collins 1-800-323-7311), El Camino (Mike Moore 1-214-980-1000), Comdisco (Dan Bailey 1-817-530-4019), and Meridian Leasing (Michael Young 1-214-422-7720). I'm sorry I don't have the numbers for Heller or Fleet. They shouldn't be too difficult to find. Again, I feel personal guarantees will be necessary for any future business Telco does with DSC Finance.

I agreed to waive personal guarantees from you and Henry on the above-mentioned echo canceller orders for a period of only 90 days from the date of shipment. I also agreed to release the Davenport and Las Vegas orders for shipment (Austin had shipped at year-end).

In consideration for these concessions, you agreed to pay cash for the full sale price of these orders ($939,120.00) within 90 days from shipment.

Finally, should these orders not be paid within 90 days from shipment as you had expected, then the proposal letter dated December 29, 1995 will become effective, as will your personal guarantees. The down payments on the Austin order will become due and payable since it will have been 90 days since shipment, and lease payments would then begin 90 days hence. Down

TCG Letter
December 23, 1993
Page 2


payments on the Davenport and Las Vegas equipment will be due 90 days from shipment, which I agreed to do on December 29.

Don, please sign along with Henry to acknowledge your agreement. I will release the Davenport and Las Vegas orders (much to Richard Steven's delight), once I receive this acknowledgment back.

Thanks very much and we'll talk to you soon.

Sincerely,

/s/ Jeff Partenheimer

Jeff Partenheimer
Director

                                        AGREED AND ACCEPTED this
                                        29 day of January, 1996

                                        /s/ Donald A. Burns for
                                            Henry G. Luken
                                        --------------------------------
                                        Henry G. Luken

                                        /s/ Donald A. Burns
                                        --------------------------------
                                        Donald A. Burns

          [LETTERHEAD OF DSC COMMUNICATIONS CORPORATION APPEARS HERE]



January 22, 1996                                       VIA OVERNIGHT DELIVERY
                                                       ----------------------


Mr. Donald A. Burns
President
Telco Communications Group, Inc.
4219 Lafayette Center Drive
Chantilly, VA 22021

    Re: Equipment Lease dated January 1, 1994 by and between DSC Finance Corporation and Telco Communications Group, Inc.

Don

DSC Finance Corporation and Telco Communications Group, Inc. ("TCG") entered into agreements to finance TCG's purchase of DSC Communications Corporation equipment including hardware, software licenses and services. Please find enclosed the following documents, incorporating the above referenced agreements, to complete the documentation process:

     -Schedules Q, Q-1, R, R-1, S, S-1, T and T-1 to the Equipment Lease -Certificate and Disclaimer of Record Owner and any Mortgagee of Real
      Estate (Landlord Waiver) for the Equipment covered under each Schedule

Please have the documents executed by the appropriate parties and returned to my attention as soon as possible. With regard to the Landlord Waivers, please forward them to the appropriate parties for execution and return to my attention at your earliest convenience. Also attached are examples of the insurance coverages required under your lease. Please have your insurance agent forward updated certificates to my attention.

If you have any questions or require any additional documentation, Please contact me at (214) 519-4459. Thank you in advance for your prompt attention to this matter.

Sincerely,

/s/ Lieschen C. Bibby

Lieschen C. Bibby
Manager

enclosures

- --------------------------------------------------------------------------------
ACORD  CERTIFICATE OF LIABILTIY INSURANCE                        DATE (MM/DD/YY)
- -----                    -------------------------------------------------------
PRODUCER                   THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION
                           ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE
                           HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR
                           ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.
                         -------------------------------------------------------
                                     COMPANIES AFFORDING COVERAGE
(Also provide phone number)  COMPANY
                                A
                         -------------------------------------------------------
INSURED                      COMPANY
                                B
                         -------------------------------------------------------
                             COMPANY
(LESSEE AS NAMED IN             C
 EQUIPMENT LEASE)        -------------------------------------------------------
                             COMPANY
                                D
- --------------------------------------------------------------------------------
COVERAGES
  THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN
  ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN. THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.


 CO                                                    POLICY EFFECTIVE  POLICY EXPIRATION              LIMITS
LTR       TYPE OF INSURANCE        POLICY NUMBER       DATE (MM/DD/YY)    DATE (MM/DD/YY)
- ---------------------------------------------------------------------------------------------------------------------------------
     GENERAL LIABILITY                                                               GENERAL AGGREGATE           $
     X
       COMMERCIAL GENERALIBILITY                                                     PRODUCTS COMP CP AGG        $

          CLAIMS MADE   X   OCCUR                                                    PERSONAL & ADV INJURY       $
                                                                                                                   1,000,000
       OWNER'S & CONTRACTOR'S PROT                                                   EACH OCCURENCE              $

                                                                                     FIRE DAMAGE (Any one fire)  $

                                                                                     MED EXP (Any one person)    $
- ---------------------------------------------------------------------------------------------------------------------------------
     AUTOMOBILE LIABILITY
                                                                                     COMBINED SINGLE LIMIT       $
       ANY AUTO                                                                     ---------------------------------------------
                                                                                     BODILY INJURY               $
       ALL OWNED AUTOS                                                               (Per Person)
                                                                                    ---------------------------------------------
       SCHEDULED AUTOS                                                               BODILY INJURY               $
                                                                                     (Per accident)
       HIRED AUTOS                                                                  ---------------------------------------------
                                                                                     PROPERTY DAMAGE             $
       NON-OWNED AUTOS
- ---------------------------------------------------------------------------------------------------------------------------------
     GARAGE LIABILITY                                                                AUTO ONLY EA ACCIDENT       $
                                                                                    ---------------------------------------------
       ANY AUTO                                                                      OTHER THAN AUTO ONLY
                                                                                    ---------------------------------------------
                                                                                               EACH ACCIDENT     $
                                                                                    ---------------------------------------------
                                                                                                   AGGREGATE     $
- ---------------------------------------------------------------------------------------------------------------------------------
     EXCESS LIABILITY
                                                                                     EACH OCCURENCE              $
       UMBRELLA FORM                                                                ---------------------------------------------
                                                                                     AGGREGATE                   $
                                                                                    ---------------------------------------------
       OTHER THAN UMBRELLA FORM                                                                                  $
- ---------------------------------------------------------------------------------------------------------------------------------
     WORKERS COMPENSATION AND                                                        X WC STATU-        OTH-
     EMPLOYERS' LIABILITY                                                              TORY LIMITS       ER
                                                                                    ---------------------------------------------
                                                                                     EL EACH ACCIDENT            $
     THE PROPRIETOR/     INCL                                                        EL DISEASE POLICY LIMIT     $
     PARTNERS/EXECUTIVE                                                              EL DISEASE EA EMPLOYEE      $
     OFFICERS ARE        EXCL
- ---------------------------------------------------------------------------------------------------------------------------------
     OTHER


- ---------------------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS

     Certificate Holder is additional insured as listed on the Equipment Lease dated ___________________ and related Schedules _________________.
- --------------------------------------------------------------------------------
CERTIFICATE HOLDER                 CANCELLATION

     DSC Finance Corporation        SHOULD ANY OF THE ABOVE DESCRIBED POLICIES
     1000 Coit Road, MS TREA1       BE CANCELLED BEFORE THE EXPIRATION DATE
     Plano, TX  75075               THEREOF, THE ISSUING COMPANY WILL ENDEAVOR
                                    TO MAIL 30 DAYS WRITTEN NOTICE TO THE
                                            --
                                    CERTIFICATE HOLDER NAMED TO THE LEFT, BUT
                                    FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO
                                    OBLIGATION OR LIABILITY OF ANY KIND UPON THE
                                    COMPANY, ITS AGENTS OR REPRESENTATIVES.
                                   ---------------------------------------------
                                   AUTHORIZED REPRESENTATIVE

ACORD 25-S (1/95)                                     (c) ACORD CORPORATION 1988
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
ACORD   CERTIFICATE OF PROPERTY INSURANCE                         DATE(MM/DD/YY)
- -----
                                        ----------------------------------------
PRODUCER                                THIS CERTIFICATE IS ISSUED AS A MATTER
                                        OF INFORMATION ONLY AND CONFERS NO
                                        RIGHTS UPON THE CERTIFICATE HOLDER. THIS
                                        CERTIFICATE DOES NOT AMEND, EXTEND OR
                                        ALTER THE COVERAGE AFFORDED BY THE
                                        POLICIES BELOW.
                                        ----------------------------------------
                                              COMPANIES AFFORDING COVERAGE
                                        ----------------------------------------
(also provide phone number)             COMPANY
                                           A
- --------------------------------------------------------------------------------
INSURED
                                        COMPANY
                                           B
                                        ----------------------------------------
                                        COMPANY
(Lessee as named in Equipment Lease)       C
                                        ----------------------------------------
                                        COMPANY
                                           D
- --------------------------------------------------------------------------------
COVERAGES
  THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN
  ISSUED TO THE INSURED NAMED BELOW FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENTS, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN. THE INSURANCE AFFORDED BY THE POLICIES DISCRIBED HEREIN IS SUBJECT TO ALL THE TERMS EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.
- --------------------------------------------------------------------------------

00                                            POLICY EFFECTIVE     POLICY EXPIRATION
LTR      TYPE OF INSURANCE    POLICY NUMBER    DATE (MM/DD/YY)      DATE (MM/DD/YY)              COVERED PROPERYT           LIMITS
- ------------------------------------------------------------------------------------------------------------------------------------
   X  PROPERTY                                                                                      BUILDING            $
  ---                                                                                           ---                     ------------
   CAUSES OF LOSS                                                                                   PERSONAL PROPERTY   $
  ---                                                                                           ---                     ------------
      BASIC                                                                                         BUSINESS INCOME     $
  ---                                                                                           ---                     ------------
      BROAD                                                                                         EXTRA EXPENSE       $
  ---                                                                                           ---                     ------------
      SPECIAL                                                                                       BLANKET BUILDING    $
  ---                                                                                           ---                     ------------
      EARTHQUAKE                                                                                    BLANKET PERS PROP   $
  ---                                                                                           ---                     ------------
      FLOOD                                                                                         BLANKET BLDG & PR   $
  ---                                                                                           ---                     ------------
                                                                                                                        $
  ---                                                                                           ---                     ------------
                                                                                                                        $
- ------------------------------------------------------------------------------------------------------------------------------------
      PROPERTY                                                                                                          $
  ---                                                                                           ---                     ------------
   TYPE OF POLICY                                                                                                       $
  ---                                                                                           ---                     ------------
                                                                                                                        $
  ---                                                                                           ---                     ------------
   CAUSES OF LOSS                                                                                                       $
  ---                                                                                           ---                     ------------
      NAMED PERILS                                                                                                      $
  ---                                                                                           ---                     ------------
      OTHER                                                                                                             $
  ---                                                                                           ---                     ------------
- ------------------------------------------------------------------------------------------------------------------------------------
      CRIME                                                                                                             $
  ---                                                                                           ---                     ------------
   TYPE OF POLICY                                                                                                       $
  ---                                                                                           ---                     ------------
                                                                                                                        $
- ------------------------------------------------------------------------------------------------------------------------------------
      BOILER & MACHINERY                                                                                                $
  ---                                                                                           ---                     ------------
                                                                                                                        $
- ------------------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
      OTHER
  ---

- --------------------------------------------------------------------------------
LOCATION OF PREMISES/DESCRIPTION OF PROPERTY
  (Attach additional schedule if necessary)

- --------------------------------------------------------------------------------
SPECIAL CONDITIONS/OTHER COVERAGES
  Certificate Holder is loss payee with respect to business personal property as
  listed on the Equipment Lease dated            and related Schedules         .
                                     ------------                     ---------
- --------------------------------------------------------------------------------
CERTIFICATE HOLDER                      CANCELLATION
                                         SHOULD ANY OF THE ABOVE DESCRIBED
  DSC Finance Corporation                POLICIES BE CANCELLED BEFORE THE
  1000 Coit Road, MS TREA1               EXPIRATION DATE THEREOF, THE ISSUING
  Plano, TX 75075                        COMPANY WILL ENDEAVOR TO MAIL 30 DAYS
                                         WRITTEN NOTICE TO THE CERTIFICATE
                                         HOLDER NAMED TO THE LEFT. BUT FAILURE
                                         TO MAIL SUCH NOTICE SHALL IMPOSE NO
                                         OBLIGATION OR LIABILITY OF ANY KIND
                                         UPON THE COMPANY, ITS AGENTS OR
                                         REPRESENTATIVES.
                                        ----------------------------------------
                                        AUTHORIZED REPRESENTATIVE

ACORD 24 (1/95)                                          @ACORD CORPORATION 1995
- --------------------------------------------------------------------------------

                                  SCHEDULE Q


     This Schedule Q is attached to and made a part of the Equipment Lease (the "Lease") dated the 1st day of January, 1994, between DSC FINANCE CORPORATION, as Lessor, and TELCO COMMUNICATIONS GROUP, as Lessee.

     1. Equipment. The Lessor hereby leases and lets to the Lessee, and Lessee
     ------------
hereby leases and hires form Lessor, the Items of Equipment described below.


                              Items of Equipment
                              ------------------


     One (1) Digital Trunk Frame (DTF) wired and equipped with 1,536 digital ports plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 062895.10 dated June 28, 1995.

     2. Lease Payments. The Lessee agrees to pay the Lessor monthly rent, in advance and otherwise in accordance with the Lease and this schedule, for the Items of Equipment described above, an amount equal to the Periodic Lease Rate Factor, as set forth below, multiplied by the Net Manufacturer's Invoice
Cost of such equipment, as set forth below; the first of which monthly rent payments shall be due and payable on the First Periodic Rent Payment Date, as set forth below, and continuously thereafter such monthly rent payments shall be due and payable on each Periodic Rent Payment Date, as set forth below, until the Last Periodic Rent Payment Date, as set forth below. The Lease Expiration Date shall be as set forth below.



                   Lease Rate Factor and Related Information
                   -----------------------------------------

     Periodic Lease Rate Factor:                             0.02107145

     Implicit Interest Rate:                                     10.00%

     Manufacturer's Invoice Cost:                           $195,000.00
       Less: 7.5% Down Payment                                14,625.00
                                                            -----------
     Net Manufacturer's Invoice Cost:                       $180,375.00

     Periodic Lease Payment (Monthly Rent)                    $3,800.76

                                Relevant Dates
                                --------------

First Periodic Rent Payment Date: July 1, 1996, in advance

Periodic Rent Payment Date: The first day of each month consecutively following the First Periodic Rent Payment Date.

Last Periodic Rent Payment Date: June 1, 2001

Lease Expiration Date: The Lease Expiration Date shall be June 30, 2001.

     3. Stipulated Loss Value. At any date, the Stipulated Loss Value of each
     ------------------------
Item of Equipment shall be defined as one hundred percent (100%) of the present value (as the term is used in financial calculations) of the remaining monthly lease rental payments as to such Item of Equipment on the last Periodic Lease Payment Date on which rent was paid, calculated at a rate of ten percent (10.0%) per annum. Any dispute over mechanics of calculation of present value shall be resolved by use of the present value functions of a Sharp EL-5102 financial calculator.

     4. Acceptance. The Lessee will signify its acceptance of the Equipment by
     -------------
the execution and delivery to the Lessor of a Certificate of Acceptance in the form of Schedule Q-1 hereto.

     IN WITNESS WHEREOF, the Lessor and the Lessee have caused this instrument to be duly executed, on the 29 day of January, 1996.
                            --        -------     -

     LESSEE:                                   LESSOR:

     TELCO COMMUNICATIONS GROUP, INC.          DSC FINANCE CORPORATION

     X /s/ Donald A. Burns                     X
       --------------------------------         -------------------------------

     By: /s/ Donald A. Burns                   By:
        -------------------------------           -----------------------------

     Its: President                            Its:
         ------------------------------            ----------------------------

           PV  =     $180.375.00   PMT =        $3.800.76
           INT =           10.0%
           N  =               60


PMT         DATE
       ------------
 NO     MO  DA    YR    INTEREST     PRINCIPAL     BALANCE
- -------------------------------------------------------------
 1      7    1   1996        $0.00    $3,800.76   $176,574.24
 2      8    1   1996    $1,471.45    $2,329.31   $174,244.93
 3      9    1   1996    $1,452.04    $2,348.72   $171,896.20
 4     10    1   1996    $1,432.46    $2,368.30   $169,527.91
 5     11    1   1996    $1,412.73    $2,388.03   $167,139.88
 6     12    1   1996    $1,392.83    $2,407.93   $164,731.94
 7      1    1   1997    $1,372.76    $2,428.00   $162,303.95
 8      2    1   1997    $1,352.53    $2,448.23   $159,855.71
 9      3    1   1997    $1,332.13    $2,468.63   $157,387.08
10      4    1   1997    $1,311.55    $2,489.21   $154,897.88
11      5    1   1997    $1,290.81    $2,509.95   $152,387.93
12      6    1   1997    $1,269.90    $2,530.86   $149,857.06
                      --------------------------
                        $15,091.18   $30,517.94

13      7    1   1997    $1,248.80    $2,551.96   $147,305.11
14      8    1   1997    $1,227.54    $2,573.22   $144,731.89
15      9    1   1997    $1,206.10    $2,594.66   $142,137.22
16     10    1   1997    $1,184.47    $2,616.29   $139.520.94
17     11    1   1997    $1,162.67    $2,638.09   $136.882.85
18     12    1   1997    $1,140.69    $2,660.07   $134,222.77
19      1    1   1998    $1,118.52    $2,682.24   $131,540.53
20      2    1   1998    $1,096.17    $2,704.59   $128,835.94
21      3    1   1998    $1,073.63    $2,727.13   $126,108.81
22      4    1   1998    $1,050.90    $2,749.86   $123,358.95
23      5    1   1998    $1,027.99    $2,772.77   $120,586.18
24      6    1   1998    $1,004.88    $2,795.88   $117,790.30
                      --------------------------
                        $13,542.36   $32,066.76

25      7    1   1998      $981.58    $2,819.18   $114,971.13
26      8    1   1998      $958.09    $2,842.67   $112,128.46
27      9    1   1998      $934.40    $2,866.36   $109,262.10
28     10    1   1998      $910.51    $2,890.25   $106,371.85
29     11    1   1998      $886.43    $2,914.33   $103,457.52
30     12    1   1998      $862.14    $2,938.62   $100,518.90
31      1    1   1999      $837.65    $2,963.11    $97,555.80
32      2    1   1999      $812.96    $2,987.80    $94,568.00
33      3    1   1999      $788.06    $3,012.70    $91,555.30
34      4    1   1999      $762.96    $3,037.80    $88,517.50
35      5    1   1999      $737.64    $3,063.12    $85,454.39
36      6    1   1999      $712.12    $3,088.64    $82,365.74
                      --------------------------
                        $10,184.56   $35,424.56

         7  1  1996 START DATE


PMT         DATE
       ------------
 NO     MO  DA    YR    INTEREST     PRINCIPAL     BALANCE
- -------------------------------------------------------------
37      7    1   1999      $686.38    $3,114.38    $79,251.36
38      8    1   1999      $660.43    $3,140.33    $76,111.03
39      9    1   1999      $634.26    $3,166.50    $72,944.53
40     10    1   1999      $607.87    $3,192.89    $69,751.64
41     11    1   1999      $581.26    $3,219.50    $66,532.14
42     12    1   1999      $554.43    $3,246.33    $63,285.81
43      1    1   2000      $527.38    $3,273.38    $60,012.43
44      2    1   2000      $500.10    $3,300.66    $56,711.77
45      3    1   2000      $472.60    $3,328.16    $53,383.61
46      4    1   2000      $444.86    $3,355.90    $50,027.71
47      5    1   2000      $416.90    $3,383.86    $46,643.85
48      6    1   2000      $388.70    $3,412.06    $43,231.78
                      --------------------------
                         $6,475.16   $39,133.96

49      7    1   2000      $360.26    $3,440.50    $39,791.29
50      8    1   2000      $331.59    $3,469.17    $36,322.12
51      9    1   2000      $302.68    $3,498.08    $32,824.04
52     10    1   2000      $273.53    $3,527.23    $29,296.82
53     11    1   2000      $244.14    $3,556.62    $25,740.20
54     12    1   2000      $214.50    $3,586.26    $22,153,94
55      1    1   2001      $184.62    $3,616.14    $18,537.79
56      2    1   2001      $154.48    $3,646.28    $14,891.51
57      3    1   2001      $124.10    $3,676.66    $11,214.85
58      4    1   2001       $93.46    $3,707.30     $7,507.55
59      5    1   2001       $62.56    $3,738.20     $3,769.35
60      6    1   2001       $31.41    $3,769.35         $0.00
                      --------------------------
                         $2,377.34   $43,231.78

 0      0    0     0         $0.00        $0.00         $0.00
 0      0    0     0         $0.00        $0.00         $0.00
 0      0    0     0         $0.00        $0.00         $0.00
 0      0    0     0         $0.00        $0.00         $0.00
 0      0    0     0         $0.00        $0.00         $0.00
 0      0    0     0         $0.00        $0.00         $0.00
 0      0    0     0         $0.00        $0.00         $0.00
 0      0    0     0         $0.00        $0.00         $0.00
 0      0    0     0         $0.00        $0.00         $0.00
 0      0    0     0         $0.00        $0.00         $0.00
 0      0    0     0         $0.00        $0.00         $0.00
 0      0    0     0         $0.00        $0.00         $0.00
                      --------------------------
                             $0.00        $0.00

GRAND TOTALS            $46,670.60  $180,375.00
                      ==========================


                                 SCHEDULE Q-1

            CERTIFICATE OF ACCEPTANCE OF EQUIPMENT UNDER SCHEDULE Q


To:  DSC Finance Corporation (the "Lessor")
     1000 Coit Road
     Plano, Texas 75075


I, ______________________________ a duly authorized inspector and authorized representative of TELCO COMMUNICATIONS GROUP, INC., (the "Lessee"), do hereby certify that I have accepted delivery on behalf of the Lessee pursuant to the Equipment Lease dated as of January 1, 1994, between Lessor and Lessee, the Equipment described in Schedule Q attached to such Equipment Lease. Such Equipment is described as follows:


                              Items of Equipment
                              ------------------

One (1) Digital Trunk Frame (DTF) wired and equipped with 1,536 digital ports plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 062895.10 dated June 28, 1995.

     - INSTALLATION SITE (Address):        1522 NW 23rd Avenue
                                           Ft. Lauderdale, FL 33311

     - PLACE ACCEPTED (Address):           Same

     - DATE ACCEPTED:                      _____________________________________

The execution of this Certificate will in no way relieve or decrease the responsibility of the manufacturer of the Equipment for any warranties it has made with respect to the Equipment. The undersigned understands that you are relying on the foregoing certification in your purchase of such Equipment, and to induce you to purchase such Equipment, the undersigned agrees to settle all claims, defenses, setoffs, and counterclaims it may have with the manufacturer, distributor, or seller of such Equipment directly therewith and will not set up any thereof against you, that its obligation to you is absolute, and that you are neither the manufacturer, distributor, nor seller of such Equipment and have no knowledge or familiarity with it.


     _______________________________       ____________________________
     Date                                    Inspector and Authorized
                                             Representative of Lessee

                  CERTIFICATE AND DISCLAIMER OF RECORD OWNER
                        AND ANY MORTGAGE OF REAL ESTATE

1. The equipment (the "Equipment") leased by Telco Communications Group, Inc. (the "Lessee") from DSC Finance Corporation (the "Lessor") is described more fully in Exhibit "A" attached hereto, or if no enclosure is attached, such Equipment is communication equipment described in an Equipment Lease between Lessee and Lessor.

2. The original location of said Equipment will be in or on the property ("Premises") located at:

                            1522 NW 23rd Avenue
                            Ft. Lauderdale, Fl 33311

3. Lessee certifies that it has no interest in the Equipment other than as Lessee and also certifies that the Premises are owned for record title purposes by the below party (the "Owner"):

Name:
Street Address:
City, State, Zip:

4. Owner certifies that it/he is the record owner of the Premises and disclaims any interest in the above Equipment.

5. Owner further certifies that said premises are mortgaged to or given as security/collateral for loans from the below named party ("Mortgagee") (if no Mortgage, write "None" below):

Name:
Address:
City, State, Zip:

6. Mortgagee disclaims any interest in the above Equipment.

     LESSEE:                               OWNER OF REAL ESTATE:

     TELCO COMMUNICATIONS GROUP, INC.      ______________________________

     X      Donald A. Burns                X
            -------------------------             -------------------------

     By:    Donald A. Burns                By:
            -------------------------             -------------------------

     Title: President                      Title:
            -------------------------             -------------------------

     Date:  January 26, 1996               Date:
            -------------------------             -------------------------


     MORTGAGEE OF REAL ESTATE:

     --------------------------------

     X      -------------------------

     By:    -------------------------

     Title: -------------------------

     Date:  -------------------------

                                   EXHIBIT A

                              Items of Equipment
                              ------------------

One (1) Digital Trunk Frame (DTF) wired and equipped with 1,536 digital ports plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 062895.10 dated June 28, 1995.



      -INSTALLATION SITE (Address):       1522 NW 23rd Avenue
                                          Ft. Lauderdale, FL 33311

                                  SCHEDULE R

     This Schedule R is attached to and made a part of the Equipment Lease (the "Lease") dated the 1st day of January, 1994, between DSC FINANCE CORPORATION, as Lessor, and TELCO COMMUNICATIONS GROUP, INC., as Lessee.

     1. Equipment. The Lessor hereby leases and lets to the Lessee, and Lessee
     ------------
hereby leases and hires from Lessor, the Items of Equipment described below:


                              Items of Equipment
                              ------------------

     Two (2) Digital Trunk Frames (DTFs) each wired and equipped with 1,536 digital ports plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 062895.10 dated June 28, 1995.

     2. Lease Payments. The Lessee agrees to pay the Lessor monthly rent, in
     -----------------
advance and otherwise in accordance with the Lease and this schedule, for the Items of Equipment described above, an amount equal to the Periodic Lease Rate Factor, as set forth below, multiplied by the New Manufacturer's Invoice Cost of such equipment, as set forth below; the first of which monthly rent payments shall be due and payable on the First Periodic Rent Payment Date, as set forth below, and continuously thereafter such monthly rent payments shall be due and payable on each Periodic Rent Payment Date, as set forth below, until the Last Periodic Rent Payment Date, as set forth below. The Lease Expiration Date shall be as set forth below.


                   Lease Rate Factor and Related Information
                   -----------------------------------------

     Periodic Lease Rate Factor:                                 0.02107145

     Implicit Interest Rate:                                         10.00%

     Manufacturer's Invoice Cost:                               $390,000.00
         Less: 7.5% Down Payment                                  29,250.00
                                                                -----------
     Net Manufacturer's Invoice Cost:                           $360,750.00

     Periodic Lease Payment (Monthly Rent):                       $7,601.53


                                Relevant Dates
                                --------------
     First Periodic Rent Payment Date: July 1, 1996, in advance.

     Periodic Rent Payment Date: The first day of each month consecutively following the First Periodic Rent Payment Date.

     Last Periodic Rent Payment Date: June 1, 2001.

     Lease Expiration Date: The Lease Expiration Date shall be June 30, 2001.

     3. Stipulated Loss Value. At any date, the Stipulated Loss Value of each
     ------------------------
Item of Equipment shall be defined as one hundred percent (100%) of the present value (as the term is used in financial calculations) of the remaining monthly lease rental payments as to such Item of Equipment on the last Periodic Lease Payment Date on which rent was paid, calculated at a rate of ten percent (10.0%) per annum. Any dispute over mechanics of calculation of present value shall be resolved by use of the present value functions of a Sharp EL-5102 financial calculator.

     4. Acceptance. The Lessee will signify its acceptance of the Equipment by
     -------------
the execution and delivery to the Lessor of a Certificate of Acceptance in the form of Schedule R-1 hereto.

     IN WITNESS WHEREOF, the Lessor and the Lessee have caused this instrument to be duly executed, on this 26 day of January, 1996.


     LESSEE:                               LESSOR:

     TELECO COMMUNICATIONS GROUP, INC.     DSC FINANCE CORPORATION


     X /s/ Donald A. Burns                 X
       --------------------------------      ---------------------------------

     By: Donald A. Burns                   By:
         ------------------------------        -------------------------------

     Its: President                        Its:
          -----------------------------         ------------------------------

      PV  = $360,750.00      PMT = $7,601.53     7   1   1996 START DATE
      INT =       10.0%
      N   =          60

          DATE                                                           DATE
PMT  --------------                                            PMT  --------------
NO   MO   DA    YR     INTEREST   PRINCIPAL     BALANCE        NO   MO   DA    YR     INTEREST   PRINCIPAL     BALANCE
- ---------------------------------------------------------      ---------------------------------------------------------
 1    7    1   1996       $0.00   $7,601.53   $353,148.47      37    7    1   1999   $1,372.77   $6,228.76   $158,502.84
 2    8    1   1996   $2,942.91   $4,658.62   $348,489.85      38    8    1   1999   $1,320.86   $6,280.67   $152,222.18
 3    9    1   1996   $2,904.09   $4,697.44   $343,792.41      39    9    1   1999   $1,268.52   $6,333.01   $145,889.17
 4   10    1   1996   $2,864.94   $4,736.59   $339,055.83      40   10    1   1999   $1,215.75   $6,385.78   $139,503.38
 5   11    1   1996   $2,825.47   $4,776.06   $334,279.77      41   11    1   1999   $1,162.53   $6,439.00   $133,064.38
 6   12    1   1996   $2,785.67   $4,815.86   $329,463.91      42   12    1   1999   $1,108.87   $6,492.66   $126,571.73
 7    1    1   1997   $2,745.54   $4,855.99   $324,607.92      43    1    1   2000   $1,054.77   $6,546.76   $120,024.96
 8    2    1   1997   $2,705.07   $4,896.46   $319,711.47      44    2    1   2000   $1,000.21   $6,601.32   $113,423.65
 9    3    1   1997   $2,664.27   $4,937.26   $314,774.21      45    3    1   2000     $945.20   $6,656.33   $106,767.32
10    4    1   1997   $2,623.13   $4,978.40   $309,795.80      46    4    1   2000     $889.73   $6,711.80   $100,055.52
11    5    1   1997   $2,581.64   $5,019.89   $304,775.91      47    5    1   2000     $833.80   $6,767.73    $93,287.78
12    6    1   1997   $2,539.81   $5,061.72   $299,714.19      48    6    1   2000     $777.40   $6,824.13    $86,463.65
                     ----------------------                                         ----------------------
                     $30,182.54  $61,035.81                                         $12,950.41  $78,267.95

13    7    1   1997   $2,497.63   $5,103.90   $294,610.28      49    7    1   2000     $720.53   $6,881.00    $79,582.66
14    8    1   1997   $2,455.09   $5,146.44   $289,463.84      50    8    1   2000     $663.19   $6,938.34    $72,644.32
15    9    1   1997   $2,412.21   $5,189.32   $284,274.52      51    9    1   2000     $605.37   $6,996.16    $65,648.16
16   10    1   1997   $2,363.96   $5,232.57   $279,041.95      52   10    1   2000     $547.07   $7,054.46    $58,593.70
17   11    1   1997   $2,325.36   $5,276.17   $273,765.78      53   11    1   2000     $488.28   $7,113.25    $51,480.45
18   12    1   1997   $2,281.39   $5,320.14   $268,445.63      54   12    1   2000     $429.00   $7,172.53    $44,307.92
19    1    1   1998   $2,237.05   $5,364.48   $263,081.16      55    1    1   2001     $369.23   $7,232.30    $37,075.63
20    2    1   1998   $2,192.35   $5,409.18   $257,671.97      56    2    1   2001     $308.96   $7,292.57    $29,783.06
21    3    1   1998   $2,147.27   $5,454.26   $252,217.72      57    3    1   2001     $248.19   $7,353.34    $22,429.73
22    4    1   1998   $2,101.82   $5,499.71   $246,718.01      58    4    1   2001     $186.91   $7,414.62    $15,015.11
23    5    1   1998   $2,055.99   $5,545.54   $241,172.47      59    5    1   2001     $125.13   $7,476.40     $7,538.71
24    6    1   1998   $2,009.78   $5,591.75   $235,580.71      60    6    1   2001      $62.82   $7,538.71         $0.00
                     ----------------------                                         ----------------------
                     $27,084.89  $64,133.47                                          $4,754.71  $86,463.65

25    7    1   1998   $1,963.18   $5,638.35   $229,942.36       0    0    0      0       $0.00       $0.00         $0.00
26    8    1   1998   $1,916.19   $5,685.34   $224,257.02       0    0    0      0       $0.00       $0.00         $0.00
27    9    1   1998   $1,868.81   $5,732.72   $218,524.31       0    0    0      0       $0.00       $0.00         $0.00
28   10    1   1998   $1,821.04   $5,780.49   $212,743.82       0    0    0      0       $0.00       $0.00         $0.00
29   11    1   1998   $1,772.87   $5,828.66   $206,915.16       0    0    0      0       $0.00       $0.00         $0.00
30   12    1   1998   $1,724.30   $5,877.23   $201,037.92       0    0    0      0       $0.00       $0.00         $0.00
31    1    1   1999   $1,675.32   $5,926.21   $195,111.71       0    0    0      0       $0.00       $0.00         $0.00
32    2    1   1999   $1,625.94   $5,975.59   $189,136.12       0    0    0      0       $0.00       $0.00         $0.00
33    3    1   1999   $1,576.14   $6,025.39   $183,110.73       0    0    0      0       $0.00       $0.00         $0.00
34    4    1   1999   $1,525.93   $6,075.60   $177,035.13       0    0    0      0       $0.00       $0.00         $0.00
35    5    1   1999   $1,475.30   $6,126.23   $170,908.89       0    0    0      0       $0.00       $0.00         $0.00
36    6    1   1999   $1,424.24   $6,177.29   $164,731.61       0    0    0      0       $0.00       $0.00         $0.06
                     ----------------------                                         ----------------------
                     $20,369.25  $70,849.11                                              $0.00       $0.00

                                                            GRAND TOTALS            $95,341.80 $360,750.00
                                                                                    ======================

                                 SCHEDULE R-1

            CERTIFICATE OF ACCEPTANCE OF EQUIPMENT UNDER SCHEDULE R

To:  DSC Finance Corporation (the "Lessor")
     1000 Coit Road
     Plano, Texas 75075

I, ____________________ a duly authorized inspector and authorized representative of TELCO COMMUNICATIONS GROUP, INC., (the "Lessee"), do hereby certify that I have accepted delivery on behalf of the Lessee pursuant to the Equipment Lease dated as of January 1, 1994, between Lessor and Lessee, the Equipment described in Schedule R attached to such Equipment Lease. Such Equipment is described as follows:

                              Items of Equipment
                              ------------------

Two (2) Digital Trunk Frames (DTFs) each wired and equipped with 1,536 digital ports plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 062895.10 dated June 28, 1995.

     - INSTALLATION SITE (Address):        Suite 500-3
                                           702 Colorado Street
                                           Austin, TX 78701

     - PLACE ACCEPTED (Address):           Same

     - DATE ACCEPTED:                      _____________________________________

The execution of this Certificate will in no way relieve or decrease the responsibility of the manufacturer of the Equipment for any warranties it has made with respect to the Equipment. The undersigned understands that you are relying on the foregoing certification in your purchase of such Equipment, and to induce you to purchase such Equipment, the undersigned agrees to settle all claims, defenses, setoffs, and counterclaims it may have with the manufacturer, distributor, or seller of such Equipment directly therewith and will not set up any thereof against you, that its obligation to you is absolute, and that you are neither the manufacturer, distributor, nor seller of such Equipment and have no knowledge or familiarity with it.

     ________________________             ____________________________
     Date                                   Inspector and Authorized
                                            Representative of Lessee

                  CERTIFICATE AND DISCLAIMER OF RECORD OWNER
                        AND ANY MORTGAGE OF REAL ESTATE

1. The equipment (the "Equipment") leased by Telco Communications Group, Inc. (the "Lessee") from DSC Finance Corporation (the "Lessor") is described more fully in Exhibit "A" attached hereto, or if no enclosure is attached, such Equipment is communication equipment described in an Equipment Lease between Lessee and Lessor.

2. The original location of said Equipment will be in or on the property ("Premises") located at:

                            Suite 500-3
                            702 Colorado Street
                            Austin, TX 78701

3. Lessee certifies that it has no interest in the Equipment other than as Lessee and also certifies that the Premises are owned for record title purposes by the below party (the "Owner"):

Name:
Street Address:
City, State, Zip:

4. Owner certifies that it/he is the record owner of the Premises and disclaims any interest in the above Equipment.

5. Owner further certifies that said premises are mortgaged to or given as security/collateral for loans from the below named party ("Mortgagee") (if no Mortgage, write "None" below):

Name:
Address:
City, State, Zip:

6. Mortgagee disclaims any interest in the above Equipment.

     LESSEE:                               OWNER OF REAL ESTATE:

     TELCO COMMUNICATIONS GROUP, INC.      ______________________________

     X      Donald A. Burns                X
            -------------------------             -------------------------

     By:    Donald A. Burns                By:
            -------------------------             -------------------------

     Title: President                      Title:
            -------------------------             -------------------------

     Date:  January 29, 1996               Date:
            -------------------------             -------------------------


     MORTGAGEE OF REAL ESTATE:

     --------------------------------


     X      -------------------------


     By:    -------------------------


     Title: -------------------------


     Date:  -------------------------

                                   EXHIBIT A

                              Items of Equipment
                              ------------------

Two (2) Digital Trunk Frames (DTFs) each wired and equipped with 1,536 digital ports plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 062895.10 dated June 28, 1995.

     - INSTALLATION SITE (Address):        Suite 500-3
                                           702 Colorado Street
                                           Austin, TX 78701

                                  SCHEDULE S

     This Schedule S is attached to and made a part of the Equipment Lease (the "Lease") dated the 1st day of January, 1994, between DSC FINANCE CORPORATION, as Lessor, and TELCO COMMUNICATIONS GROUP, INC., as Lessee.

     1. Equipment. The Lessor hereby leases and lets to the Lessee, and Lessee
     ------------
hereby leases and hires from Lessor, the Items of Equipment described below:


                              Items of Equipment
                              ------------------

     Two (2) Digital Trunk Frames (DTFs) each wired and equipped with 1,536 digital ports plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 062895.10 dated June 28, 1995.

     2. Lease Payments. The Lessee agrees to pay the Lessor monthly rent, in
     -----------------
advance and otherwise in accordance with the Lease and this schedule, for the Items of Equipment described above, an amount equal to the Periodic Lease Rate Factor, as set forth below, multiplied by the Net Manufacturer's Invoice Cost of such equipment, as set forth below; the first of which monthly rent payments shall be due and payable on the First Periodic Rent Payment Date, as set forth below, and continuously thereafter such monthly rent payments shall be due and payable on each Periodic Rent Payment Date, as set forth below, until the Last Periodic Rent Payment Date, as set forth below. The Lease Expiration Date shall be as set forth below.


                   Lease Rate Factor and Related Information
                   -----------------------------------------

     Periodic Lease Rate Factor:                                 0.02107145

     Implicit Interest Rate:                                         10.00%

     Manufacturer's Invoice Cost:                               $390,000.00
       Less: 7.5% Down Payment                                    29,250.00
                                                                -----------
     Net Manufacturer's Invoice Cost:                           $360,750.00

     Periodic Lease Payment (Monthly Rent):                       $7,601.53


                                Relevant Dates
                                --------------

     First Periodic Rent Payment Date: July 1, 1996, in advance.

     Periodic Rent Payment Date: The first day of each month consecutively following the First Periodic Rent Payment Date.

     Last Periodic Rent Payment Date: June 1, 2001.

     Lease Expiration Date: The Lease Expiration Date shall be June 30, 2001.

     3. Stipulated Loss Value. At any date, the Stipulated Loss Value of each
     ------------------------
Item of Equipment shall be defined as one hundred percent (100%) of the present value (as the term is used in financial calculations) of the remaining monthly lease rental payments as to such Item of Equipment on the last Periodic Lease Payment Date on which rent was paid, calculated at a rate of ten percent (10.0%) per annum. Any dispute over mechanics of calculation of present value shall be resolved by use of the present value functions of a Sharp EL-5102 financial calculator.

     4. Acceptance. The Lessee will signify its acceptance of the Equipment by
     -------------
the execution and delivery to the Lessor of a Certificate of Acceptance in the form of Schedule S-1 hereto.

     IN WITNESS WHEREOF, the Lessor and the Lessee have caused this instrument to be duly executed, on this 26 day of January, 1996.


     LESSEE:                               LESSOR:

     TELCO COMMUNICATIONS GROUP, INC.      DSC FINANCE CORPORATION


     X /s/ Donald A. Burns                 X
       ------------------------------        --------------------------------

     By: Donald A. Burns                   By:
         ----------------------------          ------------------------------

     Its: President                        Its:
          ---------------------------           -----------------------------

           PV  =     $360,750.00   PMT =        $7,601.53
           INT =           10.0%
           N  =               60


PMT         DATE
       ------------
 NO     MO  DA    YR    INTEREST     PRINCIPAL     BALANCE
- -------------------------------------------------------------
 1      7    1   1996        $0.00    $7,601.53   $353,148.47
 2      8    1   1996    $2,942.91    $4,658.62   $348,489.85
 3      9    1   1996    $2,904.09    $4,697.44   $343,792.41
 4     10    1   1996    $2,864.94    $4,736.59   $339,055.83
 5     11    1   1996    $2,825.47    $4,776.06   $334,279.77
 6     12    1   1996    $2,785.67    $4,815.86   $329,463.91
 7      1    1   1997    $2,745.54    $4,855.99   $324,607.92
 8      2    1   1997    $2,705.07    $4,896.46   $319,711.47
 9      3    1   1997    $2,664.27    $4,937.26   $314,774.21
10      4    1   1997    $2,623.13    $4,978.40   $309,795.80
11      5    1   1997    $2,581.64    $5,019.89   $304,775.91
12      6    1   1997    $2,539.81    $5,061.72   $299,714.19
                      --------------------------
                        $30,182.54   $61,035.81

13      7    1   1997    $2,497.63    $5,103.90   $294,610.28
14      8    1   1997    $2,455.09    $5,146.44   $289,463.84
15      9    1   1997    $2,412.21    $5,189.32   $284,274.52
16     10    1   1997    $2,368.96    $5,232.57   $279,041.95
17     11    1   1997    $2,325.36    $5,276.17   $273,765.78
18     12    1   1997    $2,281.39    $5,320.14   $268,445.63
19      1    1   1998    $2,237.05    $5,364.48   $263,081.16
20      2    1   1998    $2,192.35    $5,409.18   $257,671.97
21      3    1   1998    $2,147.27    $5,454.26   $252,217.72
22      4    1   1998    $2,101.82    $5,499.71   $246,718.01
23      5    1   1998    $2,055.99    $5,545.54   $241,172.47
24      6    1   1998    $2,009.78    $5,591.75   $235,580.71
                      --------------------------
                        $27,084.89   $64,133.47

25      7    1   1998    $1,963.18    $5,638.35   $229,942.36
26      8    1   1998    $1,916.19    $5,685.34   $224,257.02
27      9    1   1998    $1,868.81    $5,732.72   $218,524.31
28     10    1   1998    $1,821.04    $5,780.49   $212,743.82
29     11    1   1998    $1,772.87    $5,828.66   $206,915.16
30     12    1   1998    $1,724.30    $5,877.23   $201,037.92
31      1    1   1999    $1,675.32    $5,926.21   $195,111.71
32      2    1   1999    $1,625.94    $5,975.59   $189,136.12
33      3    1   1999    $1,576.14    $6,025.39   $183,110.73
34      4    1   1999    $1,525.93    $6,075.60   $177,035.13
35      5    1   1999    $1,475.30    $6,126.23   $170,908.89
36      6    1   1999    $1,424.24    $6,177.29   $164,731.61
                      --------------------------
                        $20,369.25   $70,849.11

         7  1  1996 START DATE


PMT         DATE
       ------------
 NO     MO  DA    YR    INTEREST     PRINCIPAL     BALANCE
- -------------------------------------------------------------
37      7    1   1999    $1,372.77    $6,228.76   $158,502.84
38      8    1   1999    $1,320.86    $6,280.67   $152,222.18
39      9    1   1999    $1,268.52    $6,333.01   $145,889.17
40     10    1   1999    $1,215.75    $6,385.78   $139,503.38
41     11    1   1999    $1,162.53    $6,439.00   $133,064.38
42     12    1   1999    $1,108.87    $6,492.66   $126,571.73
43      1    1   2000    $1,054.77    $6,546.76   $120,024.96
44      2    1   2000    $1,000.21    $6,601.32   $113,423.65
45      3    1   2000      $945.20    $6,656.33   $106,767.32
46      4    1   2000      $889.73    $6,711.80   $100,055.52
47      5    1   2000      $833.80    $6,767.73    $93,287.78
48      6    1   2000      $777.40    $6,824.13    $86,463.65
                      --------------------------
                        $12,950.41   $78,267.95

49      7    1   2000      $720.53    $6,881.00    $79,582.66
50      8    1   2000      $663.19    $6,938.34    $72,644.32
51      9    1   2000      $605.37    $6,996.16    $65,648.16
52     10    1   2000      $547.07    $7,054.46    $58,593.70
53     11    1   2000      $488.28    $7,113.25    $51,480.45
54     12    1   2000      $429.00    $7,172.53    $44,307,92
55      1    1   2001      $369.23    $7,232.30    $37,075.63
56      2    1   2001      $308.96    $7,292.57    $29,783.06
57      3    1   2001      $248.19    $7,353.34    $22,429.73
58      4    1   2001      $186.91    $7,414.62    $15,015.11
59      5    1   2001      $125.13    $7,476.40     $7,538.71
60      6    1   2001       $62.82    $7,538.71         $0.00
                      --------------------------
                         $4,754.71   $86,463.65

 0      0    0     0         $0.00        $0.00         $0.00
 0      0    0     0         $0.00        $0.00         $0.00
 0      0    0     0         $0.00        $0.00         $0.00
 0      0    0     0         $0.00        $0.00         $0.00
 0      0    0     0         $0.00        $0.00         $0.00
 0      0    0     0         $0.00        $0.00         $0.00
 0      0    0     0         $0.00        $0.00         $0.00
 0      0    0     0         $0.00        $0.00         $0.00
 0      0    0     0         $0.00        $0.00         $0.00
 0      0    0     0         $0.00        $0.00         $0.00
 0      0    0     0         $0.00        $0.00         $0.00
 0      0    0     0         $0.00        $0.00         $0.00
                      --------------------------
                             $0.00        $0.00         $0.00

GRAND TOTALS            $95,341.80  $360,750.00
                      ==========================


                                 SCHEDULE S-1
            CERTIFICATE OF ACCEPTANCE OF EQUIPMENT UNDER SCHEDULES

To:  DSC Finance Corporation (the "Lessor")
     1000 Coit Road
     Plano, Texas 75075

I, [name appears here] a duly authorized inspector and authorized representative
   -------------------
of TELCO COMMUNICATIONS GROUP, INC., (the "Lessee"), do hereby certify that I have accepted delivery on behalf of the Lessee pursuant to the Equipment Lease dated as of January 1, 1994, between Lessor and Lessee, the Equipment described in Schedule S attached to such Equipment Lease. Such Equipment is described as follows:

                              Items of Equipment
                              ------------------

Two (2) Digital Trunk Frames (DTFs) each wired and equipped with 1,536 digital ports plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 062895.10 dated June 28, 1995.

- -INSTALLATION SITE (Address):       Suite 500
                                    101 West Second Street
                                    Davenport, IA 52801

- -PLACE ACCEPTED (Address):          Same

- -DATE ACCEPTED:                     [Date appears here]
                                    -------------------

The execution of this Certificate will in no way relieve or decrease the responsibility of the manufacturer of the Equipment for any warranties it has made with respect to the Equipment. The undersigned understands that you are relying on the foregoing certification in your purchase of such Equipment, and to induce you to purchase such Equipment, the undersigned agrees to settle all claims, defenses, setoffs, and counterclaims it may have with the manufacturer, distributor, or seller of such Equipment directly therewith and will not set up any thereof against you, that its obligation to you is absolute, and that you are neither the manufacturer, distributor, nor seller of such Equipment and have no knowledge or familiarity with it.


[insert date here]                  [insert name here]
- ------------------                  ------------------------
Date                                Inspector and Authorized
                                    Representative of Lessee

                  CERTIFICATE AND DISCLAIMER OF RECORD OWNER
                        AND ANY MORTGAGE OF REAL ESTATE

1. The equipment (the "Equipment") leased by Telco Communications Group, Inc. (the "Lessee") from DSC Finance Corporation (the "Lessor") is described more fully in Exhibit "A" attached hereto, or if no enclosure is attached, such Equipment is communication equipment described in an Equipment Lease between Lessee and Lessor.

2. The original location of said Equipment will be in or on the property ("Premises") located at:
                                   Suite 500
                            101 West Second Street
                              Davenport, IA 52801

3. Lessee certifies that it has no interest in the Equipment other than as Lessee and also certifies that the Premises are owned for record title purposes by the below party (the "Owner"):

Name:
Street Address:
City, State, Zip:

4. Owner certifies that it/he is the record owner of the Premises and disclaims any interest in the above Equipment.

5. Owner further certifies that said premises are mortgaged to or given as security/collateral for loans from the below named party ("Mortgage") (if no Mortgage, write "None" below):

Name:
Address:
City, State, Zip:

6. Mortgagee disclaims any interest in the above Equipment.

LESSEE:                                OWNER OF REAL ESTATE:

TELCO COMMUNICATIONS GROUP, INC.            -----------------------

X      [Signature appears here]             X [                   ]
       ------------------------               ---------------------

By:    [Signature appears here]           By: [                   ]
       ------------------------               ---------------------

Title: President                       Title: [                   ]
       ------------------------               ---------------------

Date:  January 29, 1996                 Date: [                   ]
       ------------------------               ---------------------


MORTGAGEE OF REAL ESTATE

[                      ]
- ------------------------

X      [               ]
       -----------------

By:    [               ]
       -----------------

Title: [               ]
       -----------------

Date:  [               ]
       -----------------

                                   EXHIBIT A

                              Items of Equipment

Two (2) Digital Trunk Frames (DTFs) each wired and equipped with 1,536 digital ports plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 062895.10 dated June 28, 1995.

- -INSTALLATION SITE (Address):     Suite 500
                                  101 West Second Street
                                  Davenport, IA 52801

                                  SCHEDULE T

      This Schedule T is attached to and made a part of the Equipment Lease (the "Lease") dated the 1st day of January, 1994, between DSC FINANCE CORPORATION, as Lessor, and TELCO COMMUNICATIONS GROUP, INC., as Lessee.

      1. Equipment. The Lessor hereby leases and lets to the Lessee, and Lessee
      -------------
hereby leases and hires from Lessor, the Items of Equipment described below:

                              Items of Equipment
                              ------------------

      Four (4) Digital Trunk Frames (DTFs) each wired and equipped with 1,536 digital ports plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 122195 dated December 21, 1995. One (1) Digital Trunk Frame (DTF) wired and equipped with 1,536 digital ports plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 062895.10 dated June 28, 1995.

      2. Lease Payments. The Lessee agrees to pay the Lessor monthly rent, in
      ------------------
advance and otherwise in accordance with the Lease and this schedule, for the Items of Equipment described above, an amount equal to the Periodic Lease Rate Factor, as set forth below, multiplied by the Net Manufacturer's Invoice Cost of such equipment, as set forth below; the first of which monthly rent payments shall be due and payable on the First Periodic Rent Payment Date, as set forth below, and continuously thereafter such monthly rent payments shall be due and payable on each Periodic Rent Payment Date, as set forth below, until the last Periodic Rent Payment Date, as set forth below. The Lease Expiration Date shall be as set forth below.

                   Lease Rate Factor and Related Information

      Periodic Lease Rate Factor:                          0.02107145

      Implicit Interest Rate:                                  10.00%

      Manufacturer's Invoice Cost:                        $975,000.00
         Less: 7.5% Down Payment                            73,125.00
                                                          -----------
      Net Manufacturer's Invoice Cost:                    $901,875.00

      Periodic Lease Payment (Monthly Rent):               $19,003.81

                              Relevant Dates
                              --------------

First Periodic Rent Payment Date: July 1, 1996, in advance.

Periodic Rent Payment Date: The first day of each month consecutively following the First Periodic Rent Payment Date.

Last Periodic Rent Payment Date: June 1, 2001.

Lease Expiration Date: The Lease Expiration Date shall be June 30, 2001.

      3. Stipulated Loss Value. At any date, the Stipulated Loss Value of each
         ---------------------
Item of Equipment shall be defined as one hundred percent (100%) of the present value (as the term is used in financial calculations) of the remaining monthly lease rental payments as to such Item of Equipment on the last Periodic Lease Payment Date on which rent was paid, calculated at a rate of ten percent (10.0%) per annum. Any dispute over mechanics of calculation of present value shall be resolved by use of the present value functions of a Sharp EL-5102 financial calculator.

      4. Acceptance. The Lessee will signify its acceptance of the Equipment by
         ----------
the execution and delivery to the Lessor of a Certificate of Acceptance in the form of Schedule T-1 hereto.

      IN WITNESS WHEREOF the Lessor and the Lessee have caused this instrument to be duly executed, on this 21 day of January, 1996.

      LESSEE:                             LESSOR:

      TELCO COMMUNICATIONS GROUP, INC.    DSC FINANCE CORPORATION

      X   [Signature appears here]        X    [                ]
           -----------------------              -----------------

      By: [Signature appears here]        By:  [                ]
           -----------------------              -----------------

      Its: President                      Its: [                ]
           -----------------------              -----------------

      PV  = $901,875.00      PMT = $19,003.81     7   1   1996 START DATE
      INT =       10.0%
      N   =          60

          DATE                                                           DATE
PMT  --------------                                            PMT  --------------
NO   MO   DA    YR     INTEREST   PRINCIPAL     BALANCE        NO   MO   DA    YR     INTEREST   PRINCIPAL     BALANCE
- ---------------------------------------------------------      ---------------------------------------------------------
 1    7    1   1996       $0.00  $19,003.81   $882,871.19      37    7    1   1999   $3,431.90  $15,571.91   $396,256.93
 2    8    1   1996   $7,357.25  $11,646.56   $871,224.63      38    8    1   1999   $3,302.14  $15,701.67   $380,555.26
 3    9    1   1996   $7,260.20  $11,743.61   $859,481.02      39    9    1   1999   $3,171.29  $15,832.52   $364,722.74
 4   10    1   1996   $7,162.34  $11,841.47   $847,639.55      40   10    1   1999   $3,039.35  $15,964.46   $348,758.29
 5   11    1   1996   $7,063.66  $11,940.15   $835,699.40      41   11    1   1999   $2,906.32  $16,097.49   $332,660.80
 6   12    1   1996   $6,964.16  $12,039.65   $823,659.74      42   12    1   1999   $2,772.17  $16,231.64   $316,429.16
 7    1    1   1997   $6,863.83  $12,139.98   $811,519.76      43    1    1   2000   $2,636.91  $16,366.90   $300,062.25
 8    2    1   1997   $6,762.66  $12,241.15   $799,278.61      44    2    1   2000   $2,500.52  $16,503.29   $283,558.96
 9    3    1   1997   $6,660.65  $12,343.16   $786,935.45      45    3    1   2000   $2,362.99  $16,640.82   $266,918.14
10    4    1   1997   $6,557.79  $12,446.02   $774,489.43      46    4    1   2000   $2,224.32  $16,779.49   $250,138.65
11    5    1   1997   $6,454.07  $12,549.74   $761,939.69      47    5    1   2000   $2,084.49  $16,919.32   $233,219.32
12    6    1   1997   $6,349.49  $12,654.32   $749,285.37      48    6    1   2000   $1,943.49  $17,060.32   $216,159.01
                     ----------------------                                         ----------------------
                     $75,456.10 $152,589.63                                         $32,375.89 $195,669.83

13    7    1   1997   $6,244.04  $12,759.77   $736,525.60      49    7    1   2000   $1,801.32  $17,202.49   $198,956.52
14    8    1   1997   $6,137.71  $12,866.10   $723,659.50      50    8    1   2000   $1,657.97  $17,345.84   $181,610.68
15    9    1   1997   $6,030.49  $12,973.32   $710,686.18      51    9    1   2000   $1,513.42  $17,490.39   $164,120.29
16   10    1   1997   $5,922.38  $13,081.43   $697,604.75      52   10    1   2000   $1,367.67  $17,636.14   $146,484.15
17   11    1   1997   $5,813.37  $13,190.44   $684,414.31      53   11    1   2000   $1,220.70  $17,783.11   $128,701.04
18   12    1   1997   $5,703.45  $13,300.36   $671,113.95      54   12    1   2000   $1,072.51  $17,931.30   $110,769.74
19    1    1   1998   $5,592.61  $13,411.20   $657,702.75      55    1    1   2001     $923.08  $18,080.73    $92,689.01
20    2    1   1998   $5,480.85  $13,522.96   $644,179.79      56    2    1   2001     $772.41  $18,231.40    $74,457.60
21    3    1   1998   $5,368.16  $13,635.65   $630,544.15      57    3    1   2001     $620.48  $18,383.33    $56,074.27
22    4    1   1998   $5,254.53  $13,749.28   $616,794.87      58    4    1   2001     $467.29  $18,536.52    $37,537.75
      5    1   1998   $5,139.95  $13,863.86   $602,931.01      59    5    1   2001     $312.81  $18,691.00    $18,846.75
      6    1   1998   $5,024.42  $13,979.39   $588,951.62      60    6    1   2001     $157.06  $18,846.75         $0.00
                     ----------------------                                         ----------------------
                     $67,711.97 $160,333.75                                         $11,886.71 $216,159.01

25    7    1   1998   $4,907.93  $14,095.88   $574,855.74      0     0    0    0         $0.OO       $0.00         $0.00
26    8    1   1998   $4,790.46  $14,213.35   $560,642.39      0     0    0    0         $0.OO       $0.00         $0.00
27    9    1   1998   $4,672.02  $14,331.79   $546,310.59      0     0    0    0         $0.OO       $0.00         $0.00
28    10   1   1998   $4,552.58  $14,451.23   $531,859.37      0     0    0    0         $0.OO       $0.00         $0.00
29    11   1   1998   $4,432.16  $14,571.65   $517,287.72      0     0    0    0         $0.OO       $0.00         $0.00
30    12   1   1998   $4,310.73  $14,693.08   $502,594.63      0     0    0    0         $0.OO       $0.00         $0.00
31    1    1   1999   $4,188.29  $14,815.52   $487,779.11      0     0    0    0         $0.OO       $0.00         $0.00
32    2    1   1999   $4,064.82  $14,938.99   $472,840.12      0     0    0    0         $0.OO       $0.00         $0.00
33    3    1   1999   $3,940.33  $15,063.48   $457,776.64      0     0    0    0         $0.OO       $0.00         $0.00
34    4    1   1999   $3,814.80  $15,189.01   $442,587.64      0     0    0    0         $0.OO       $0.00         $0.00
35    5    1   1999   $3,688.23  $15,315.58   $427,272.05      0     0    0    0         $0.OO       $0.00         $0.00
36    6    1   1999   $3,560.60  $15,443.21   $411,828.84      0     0    0    0         $0.OO       $0.00         $0.00
                     ----------------------                                        -----------------------
                     $50,922.94 $177,122.78                                              $0.00       $0.00
                                                          GRAND TOTALS             $238,353.60 $901,875.00
                                                                                   =======================

                                 SCHEDULE T-1

            CERTIFICATE OF ACCEPTANCE OF EQUIPMENT UNDER SCHEDULE T

To:   DSC Finance Corporation (the "Lessor")
      1000 Coit Road
      Plano, Texas 75075

I, _____________________________, a duly authorized inspector and authorized representative of TELCO COMMUNICATIONS GROUP, INC., (the "Lessee"), do hereby certify that I have accepted delivery on behalf of the Lessee pursuant to the Equipment Lease dated as of January 1, 1994, between Lessor and Lessee, the Equipment described in Schedule T attached to such Equipment Lease. Such Equipment is described as follows:

                              Items of Equipment
                              ------------------

Four (4) Digit Trunk Frames (DTFs) each wired and equipped with 1,536 digit ports plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 122195 dated December 21, 1995. One (1) Digital Trunk Frame (DTF) wired and equipped with 1,536 digital ports plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 062895.10 dated June 28, 1995.

      - INSTALLATION SITE (Address):      Suite 10B
                                          4225 E. Sahara Ave
                                          Las Vegas, NV 89101

      - PLACE ACCEPTED (Address):         Same

      - DATE ACCEPTED:                    ______________________________

The execution of this Certificate will in no way relieve or decrease the responsibility of the manufacturer of the Equipment for any warranties it has made with respect to the Equipment. The undersigned understands that you are relying on the foregoing certification in your purchase of such Equipment, and to induce you to purchase such Equipment, the undersigned agrees to settle all claims, defenses, setoffs, and counterclaims it may have with the manufacturer, distributor, or seller of such Equipment directly therewith and will not set up any thereof against you, that its obligation to you is absolute, and that you are neither the manufacturer, distributor, nor seller of such Equipment and have no knowledge or familiarity with it.


      _________________________            __________________________
      Date                                  Inspector and Authorized
                                            Representative of Lessee

                  CERTIFICATE AND DISCLAIMER OF RECORD OWNER
                        AND ANY MORTGAGE OF REAL ESTATE

1. The equipment (the "Equipment") leased by Telco Communications Group, Inc. (the "Lessee") from DSC Finance Corporation (the "Lessor") is described more fully in Exhibit "A" attached hereto, or if no enclosure is attached, such Equipment is communication equipment described in an Equipment Lease between Lessee and Lessor.

2. The original location of said Equipment will be in or on the property ("Premises") located at:

                            Suite 10B
                            4225 E. Sahara Ave
                            Las Vegas, NV 89101

3. Lessee certifies that it has no interest in the Equipment other than as Lessee and also certifies that the Premises are owned for record title purposes by the below party (the "Owner"):

Name:
Street Address:
City, State, Zip:

4. Owner certifies that it/he is the record owner of the Premises and disclaims any interest in the above Equipment.

5. Owner further certifies that said premises are mortgaged to or given as security/collateral for loans from the below named party ("Mortgagee") (if no Mortgage, write "None" below):

Name:
Address:
City, State, Zip:

6. Mortgagee disclaims any interest in the above Equipment.

     LESSEE:                               OWNER OF REAL ESTATE:

     TELCO COMMUNICATIONS GROUP, INC.      ______________________________

     X      Donald A. Burns                X
            -------------------------             -------------------------

     By:    Donald A. Burns                By:
            -------------------------             -------------------------

     Title: President                      Title:
            -------------------------             -------------------------

     Date:  January 29, 1996               Date:
            -------------------------             -------------------------


     MORTGAGEE OF REAL ESTATE:

     --------------------------------

     X      -------------------------

     By:    -------------------------

     Title: -------------------------

     Date:  -------------------------

                                   EXHIBIT A

                              Items of Equipment
                              ------------------

Four (4) Digital Trunk Frames (DTFs) each wired and equipped with 1,536 digital ports plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 122195 dated December 21, 1995. One (1) Digital Trunk Frame (DTF) wired and equipped with 1,536 digital ports plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 062895.10 dated June 28, 1995.

      - INSTALLATION SITE (Address):      Suite 10B
                                          4225 E. Sahara Ave
                                          Las Vegas, NV 89101

                                                                   EXHIBIT 6.1.7

                [LETTERHEAD OF DSC COMMUNICATIONS APPEARS HERE]


                                                          VIA OVERNIGHT DELIVERY
                                                          ----------------------
December 29, 1995



Mr. Donald A. Burns
President
Telco Communications Group, Inc.
4219 lafayette Center Drive
Chantilly, Va 22021

     Re: Equipment Lease dated January 1, 1994 by and between DSC Finance Corporation and Telco Communications Group, Inc.

Mr. Burns

DSC Finance Corporation ("DSCFC") proposes to finance Telco Communications Group, Inc.'s ("TCG") purchase of DSC Communications Corporation ("DSC") equipment under the following terms and conditions:

LESSOR:                      DSC FINANCE CORPORATION;

LESSEE:                      TELCO COMMUNICATIONS GROUP, INC.;

EQUIPMENT:                   DAVENPORT (SOA #202845 for $144,480.00): One
                             ---------
                             hundred forty (140) Echo Cancellors with Ten (10) shelves, plus software rights and peripheral equipment as listed on Lessee's Purchase Order
                             Letter dated December 29, 1995;

                             AUSTIN (SOA #202846 for $268,464.00): Two hundred sixty (260) Echo Cancellors with Nineteen (19) shelves, plus software rights and peripheral equipment as listed on Lessee's Purchase Order Letter dated December 29, 1995;

Telco Communications Group, Inc. Proposal Letter
December 29, 1995
Page 2


                                  LAS VEGAS (SOA #202847 for $526,176.00): Five
                                  ---------
                                  hundred ten (510) Echo Cancellors with Thirty six (36) shelves, plus software rights and peripheral equipment as listed on Lessee's Purchase Order Letter dated December 29, 1995;

SALE PRICE:                       $939,120.00, Freight and Sales Tax due net
                                  thirty (30) days from shipment;

DOWN PAYMENT:                     $70,434.00, representing seven and one-half
                                  percent (7.5%) of the Sale Price, Down
                                  Payment due 90 days after Shipment;

AMOUNT FINANCED:                  $868,686.00, representing ninety-two and
                                  one-half percent (92.5%) of the Sale Price;

SHIPMENT:                         Per Purchase Order;

PAYMENT COMMENCEMENT:             One hundred eighty (180) days after shipment;

TERM/PAYMENTS:                    Sixty (60) consecutive monthly payments equal
                                  to 0.02107145 times the Amount Financed, payable in advance;

IMPLICIT INTEREST RATE:           Ten percent (10.0%) per annum;

PURCHASE OPTION:                  If Lessee has paid all amounts owing under the
                                  Lease, at the expiration of the Lease, Lessee may purchase the equipment financed for ONE
                                  DOLLAR ($1.00); or return the equipment to the Lessor in good operating order, repair, and condition;

MAINTENANCE:                      Lessee at its sole cost and expense, will keep
                                  and maintain the equipment in good operating order, repair, and condition;

TYPE OF TRANSACTION:              This is a net transaction, whereby freight,
                                  property taxes, sales taxes, all documentation costs, all legal fees, and all other items of a similar nature will be for Lessee's account.
                                  Lessee will comply with all laws and
                                  regulations in the use of the equipment;

Telco Communications Group, Inc. Proposal Letter
December 29, 1995
Page 3


INSURANCE:                      Lessee, at its own expense, will provide all
                                inclusive insurance including, but not limited to Public Liability and Property Damage, and
                                Casualty Coverage with DSC Finance Corporation named as Loss Payee and Additional Insured and for an amount not less than 100% of the amount financed; and,

SECURITY INTEREST:              Lessee hereby grants DSCFC a security interest
                                in the Equipment and agrees to execute and furnish to DSCFC any and all documentation necessary for the perfection of such security interest.

This proposal is subject to DSCFC management approval and the execution of all documentation, prior to and after shipment, which DSCFC may reasonably require. TCG and DSCFC agree this proposal is a final agreement with respect to financing, the parties agree this proposal will prevail over any conflicts of terms and conditions with respect to any previous financing offer or agreements. This proposal will expire, if not accepted and delivered, by January 2, 1996. Please execute this letter and return to my attention as soon as possible. Thank you.

Sincerely

/s/ Jeff Partenheimer

Jeff Partenheimer
Director


                                        AGREED and ACCEPTED this
                                        31 day of December, 1995

                        LESSEE:  TELCO COMMUNICATIONS GROUP, INC.

                                        X /s/ Donald A. Burns
                                         ---------------------
                                        Name: Donald A. Burns
                                             -----------------
                                        Title: President
                                              ----------------

Telco Communications Group, Inc. Proposal Letter
December 29, 1995
Page 4

                                                                   Exhibit 6.i.8

                                  SCHEDULE B

                         Agreement of Lease No. 941001
                                               -------


                             ACCEPTANCE SUPPLEMENT
                             ---------------------



Commencement Date:      October 1, 1994


Expiration Date:        September 1, 1997


     THIS ACCEPTANCE SUPPLEMENT is executed and delivered by DGI Technologies, Inc. ("Lessor") and Telco Communications Group, Inc. ("Lessee") pursuant to and in accordance with Equipment Schedule No. A to Lease Agreement dated
October 1, 1994 (the "Lease") between Lessor and Lessee. Terms defined in the
- ---------------
Lease shall have their defined meanings when used herein.

     A. The Equipment covered by this Acceptance Supplement consists of the following items manufactured by DGI Technologies, Inc. as listed in Schedule A of the Lease.

     B. Lessee confirms that said Equipment has been delivered to it, duly assembled and installed in good working order and condition, at the location specified in the Lease.

     C. Lessee hereby: (a) confirms that said Equipment is of the size, design capacity and manufacture selected by it; (b) irrevocably accepts said Equipment as-is, where-is for all purposes of the Lease as of the Commencement Date set forth above.

     D. The term of the lease of said Equipment under the Lease shall commence as of the Commencement Date set forth above and unless earlier terminated pursuant to the provisions of the Lease, shall expire on the Expiration Date set forth above.

     E. As rent for said Equipment throughout the term of the Lease, Lessee shall pay to Lessor in accordance with the terms of the Lease the sum of
$ 159,696.00 in 36 monthly installments of $4,436.00 per month commencing
- ------------    --                         ---------
October 1, 1994 to and including September 1, 1997.
- ---------------                  -----------------

     F. All of the provisions of the Lease are hereby incorporated by reference in this Acceptance Supplement to the same extent as if fully set forth herein.




     APPROVED AND AGREED TO by the parties hereto as of the Commencement Date set forth above.




LESSEE:                                           LESSOR:

Telco Communications Group, Inc.                  DGI Technologies, Inc.

BY: /s/ Donald A. Burns                           BY:
   --------------------------------                  ---------------------------
        President                                     Lyle B. Coffman/Pres & COO
   -----------------------------------------------------------------------------